UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Jackson Financial Inc.

(Name of Registrant as Specified in Its Charter)

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JACKSON®

2022 Proxy Statement and Notice of Annual Meeting of Shareholders

FINANCIAL FREEDOM FOR LIFE®

Jackson Financial Inc. 1 CORPORATE WAY LANSING, MI 48951 (517) 381-5500
Dear fellow shareholders,
In 2021, Jackson Financial Inc. (“Jackson”) successfully transformed into an independent public company with its shares listed on the New York Stock Exchange following our separation from Prudential plc (“Prudential”) on September 13. I am honored to serve as independent Chair and, along with the entire Board, am committed to being a good steward of shareholder capital and will strive to increase value for all shareholders.
In order to best serve you, we know that the Board must: maintain a diverse Board with the relevant backgrounds, experience, and perspectives to provide independent oversight of Management; execute strong environmental, social, and governance (“ESG”) practices to limit risk for shareholders; design compensation practices that align the interests of management with shareholders; and engage regularly with shareholders to solicit feedback. That is why Jackson’s nine-member Board reflects the diversity and expertise necessary to oversee a public company. In addition to 44% gender and ethnic diversity, we have assembled a Board of highly experienced executives with diverse skill sets, public company experience and deep insurance, financial services, and technology expertise.
Although we have been a public company for less than a year, the Jackson story has been one of innovation and successful execution since 1961. Today, as an independent retirement solutions company for the first time since being acquired by Prudential in 1986, Jackson’s purpose remains the same — to help Americans achieve financial freedom for life.
Our success begins with Jackson associates, who for more than 60 years have used their diverse perspectives and talents to fulfill that purpose. Jackson’s core values — Empower, Execute, Respect, and Create — represent how we approach business and serve as guiding principles for interactions with each other and our many stakeholders. Associates are dedicated to supporting and generously giving back to the communities where they live and work. In 2021, our associates were the driving force behind more than $5.6 million given to nonprofits that are personally meaningful to them and provide support and impact throughout our communities.
That culture extends to the ways in which we integrate our ESG strategy into our operations. We understand the importance of strong ESG policies in order to positively impact our environment, communities, and stakeholders. The Board is fully engaged with Jackson’s efforts to continue enhancing its reporting program in our first year as a public company. To that end, we look forward to publishing our first comprehensive ESG report this year and are proud to have launched a dedicated ESG section on our corporate website within months of becoming an independent company.
The Board prioritized a review of Jackson’s executive compensation program to bring it into alignment with standard U.S. practices. Prior to our separation, executive compensation was determined by the compensation committees of Prudential. While the review remains underway and the compensation program will continue to evolve, Jackson’s Compensation Committee has established an initial compensation framework that continues to be rooted in a pay-for-performance philosophy aligning the interests and incentives of our executives with those of our shareholders.
Jackson delivered solid financial results in 2021. The strength of our business, combined with effective risk management, resulted in healthy statutory capital generation and we ended the year ahead of our targeted capital levels. Within the first quarter of being publicly listed, the Board approved a quarterly dividend of  $0.50 a share, and we raised our dividend by 10% the following quarter. Additionally, the Board authorized $600 million in share repurchases within the first six months of being listed. Sales of Jackson’s annuity portfolio were up in 2021 over the prior year and we continued to expand and diversify with the launch of our RILA products suite, Jackson Market Link ProSM, and our entrance into the defined contribution market through our partnership with AllianceBernstein — both starting in

2022 PROXY STATEMENT

the fourth quarter. In 2022, we intend to maintain our balanced approach to capital management and invest in the growth of the company, while delivering on our commitment to provide value to shareholders. We take our commitment seriously and will work to consistently deliver in line with our targets to earn and maintain your trust over time.
On behalf of the Board of Directors, I am proud of Jackson’s efforts to deliver on our commitments to all our stakeholders. I look forward to engaging with many of you over the course of the year and receiving your feedback on subjects that matter most to you. I encourage you to read these proxy materials and welcome your participation in our first annual meeting of shareholders on June 9, 2022.
Thank you for your confidence in Jackson.
Steven A. Kandarian
Independent Chair of the Board of Directors
Jackson Financial Inc.

2022 PROXY STATEMENT

Jackson Financial Inc.
Notice of Annual Meeting of Shareholders
Date and Time: June 9, 2022 11:00 A.M. Eastern Daylight Time (“EDT”)	Virtual Meeting Site: www.virtualshareholdermeeting.com/JXN2022 Who Can Vote: Shareholders of record at the close of business on April 14, 2022
Items of Business and Board Voting Recommendation:
1.	Election of nine (9) Directors to serve a one-year term	FOR (each of the nominees)
2.	Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2022	FOR
3.	Advisory Vote to approve the annual frequency of an advisory vote on executive compensation	FOR
4.	Advisory Vote to approve executive compensation	FOR
5.	Amendment and Restatement of the Second Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Common Stock and make other ministerial amendments to the Certificate	FOR
And such other business as may properly come before the Annual Meeting and any postponements and adjournments thereof.
Please carefully review the proxy materials and follow the instructions below to cast your vote as soon as possible in advance of the meeting.
Please cast your votes by one of the following methods:
INTERNET	TELEPHONE	MAIL

www.proxyvote.com up until 11:59 p.m. EDT June 8, 2022 During the Meeting: www.virtualshareholdermeeting.com/JXN2022	1-800-690-6903 up until 11:59 p.m. EDT on June 8, 2022	Mark, sign, and date your proxy card and return it in the pre-addressed, postage-paid envelope we have provided
For specific instructions on voting, please refer to Questions and Answers-Voting Information.

2022 PROXY STATEMENT

ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS
Due to the continuing public health impact of the COVID-19 pandemic, the 2022 annual meeting of shareholders, our first annual meeting as a standalone public company, will be a virtual meeting. To attend and vote during the annual meeting, please visit www.virtualshareholdermeeting.com/JXN2022 (the “Annual Meeting Website”) and enter the control number found on your proxy card or voting instruction form (the “Control Number”). You may vote your shares and submit your questions during the annual meeting by entering your Control Number and following the instructions that are also available on the Annual Meeting Website.
Your vote is important to us. Even if you plan on attending the Annual Meeting, we urge you to vote and submit your proxy in advance using one of the methods described above and in the accompanying proxy materials.
By order of the Board of Directors.
Carrie L. Chelko
Executive Vice President, General Counsel and Secretary
1 Corporate Way
Lansing, MI 48951
April 25, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2022
This Notice of Annual Meeting, proxy statement and Form of Proxy, and our 2021 Annual Report on Form 10-K are available under Financials in the Investor Relations section of our website at investors.jackson.com/financials/sec-filings and also may be obtained free of charge on written request to the Corporate Secretary at Jackson’s headquarters, 1 Corporate Way, Lansing, Michigan 48951.

2022 PROXY STATEMENT

Proxy Statement
This proxy statement contains information about the 2022 annual meeting of shareholders (the “Annual Meeting”) of Jackson Financial Inc. (the “Company”, “Jackson”, “JFI”, “we”, and “our”). The Company is providing proxy materials to solicit proxies on behalf of Jackson’s Board of Directors (the “Board of Directors” or the “Board”). It is sending certain shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) on or about April [25], 2022. The Notice includes instructions on how to access the proxy statement, 2021 Annual Report to Shareholders, and Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April [25], 2022. See the Question and Answers section of this proxy statement for additional information.

1	Proxy Statement Summary
11	Proposal 1 — Election of Directors
21	Corporate Governance
21 Areas of Focus for the Board
22 Corporate Governance Highlights
22 Building our Board of Directors
23 Annual Election of Directors
24 The Structure, Leadership, and Oversight of Our Board
27 Board and Committee Meetings and Committee Responsibilities
28 Our Board Committees
30 Transparency and Engagement
35 Security Ownership of Certain Beneficial Owners
37 Security Ownership of Management
39	Environmental, Social, and Governance
42	Non-Employee Director Compensation
47	Proposal 2 — Ratification of Independent Auditor
47 Pre-Approval Policy for Audit and Non-Audit Services
48 Audit Fees, Audit-Related Fees and All Other Fees
48 Report of the Audit Committee
50	Proposal 3 — Frequency of Say-on-Pay
51	Proposal 4 — Say-on-Pay
52	Compensation Discussion and Analysis
53 Executive Summary
54 Compensation Philosophy
55 Our Compensation and Governance Practices
56 Pay Mix of our NEOs
58 Elements of our Executive Compensation Program
67 Report of the Compensation Committee
68	Executive Compensation Tables
68 Summary Compensation Table
71 Grants of Plan Based Awards for Fiscal Year 2021
73 Outstanding Equity Awards at Fiscal Year End 2021
77 Option Exercises and Stock Vested
78 Fiscal Year 2021 Nonqualified Deferred Compensation Plan
78 Potential Payments Upon Termination or Change in Control
83	Proposal 5 — Elimination of Authorized Class B Common Stock
85	Questions and Answers
88	Information not Incorporated into this Proxy Statement
89	Appendix A
90	Appendix B
Forward Looking Statements
This Proxy Statement contains certain forward-looking statements about future events and results identified by words such as “will,” “expect,” “goals,” and similar words. Those statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. Those risk factors are described in our 2021 Form 10-K and other reports filed with the SEC.

2022 PROXY STATEMENT

Proxy Statement Summary
Proxy Statement Summary
This proxy summary is intended to provide a broad overview of information contained elsewhere in this proxy statement and our 2021 Annual Report to Shareholders (“Annual Report”) and does not contain all of the information that you should consider when casting your vote. Please review the entire proxy statement and Annual Report carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS
Date and Time: June 9, 2022 11:00 A.M. EDT	Virtual Meeting Site: www.virtualshareholdermeeting.com/JXN2022 Who Can Vote: Shareholders of record at the close of business on April 14, 2022
MEETING AGENDA AND VOTING MATTERS
Proposal		Board’s Voting Recommendation
1.	Election of nine (9) Directors to serve a one-year term	FOR (each of the nominees)
2.	Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2022	FOR
3.	Advisory Vote to approve the annual frequency of an advisory vote on executive compensation	FOR
4.	Advisory Vote to approve executive compensation	FOR
5.	Amendment and Restatement of the Second Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Common Stock and make other ministerial amendments to the Certificate	FOR
And such other business as may properly come before the Annual Meeting and any postponements and adjournments thereof.
The Jackson Difference
WE PROVIDE CLARITY FOR A CONFIDENT FUTURE

Jackson is committed to reducing the complexity of retirement planning. Our annuity products, financial know-how, history of award-winning service, and streamlined experiences strive to reduce the confusion that complicates retirement planning.
We believe by providing clarity for all today, we can help drive better outcomes for tomorrow.

2022 PROXY STATEMENT	1

Proxy Statement Summary
WE ARE GUIDED BY OUR PURPOSE AND VALUES
Our commitment is to help people achieve financial freedom so they can live the lives they want. Our corporate values of Empower, Execute, Respect, and Create guide our employee practices and decisions to build on our strong legacy.
WE ARE A LEADING U.S. RETIREMENT SERVICES PROVIDER
Our range of nationwide commission and advisory-based annuities has made us one of the largest retail annuity companies in the United States as determined by sales. As demand for new sources of retirement income increases and an aging U.S. population transitions into retirement, the core strengths that will enable us to maintain and grow our market leadership include:
Differentiated products and well-known brand among advisors
The differentiated product features we offer as compared to our competitors — in particular, the freedom to invest across a wide range of subaccount options within our variable annuities — has resulted in our products becoming some of the best-selling annuities in the United States. We also offer fixed, fixed index, and immediate payout annuities. In the fourth quarter of 2021, we successfully launched our commission and advisory-based suite of registered index-linked annuities and entered the $10.4 trillion Defined Contribution market.1 As the market and consumer needs evolve, we will continue to expand and diversify our product offerings.
Industry-leading, diverse, and proven distribution capabilities
The relationships we have built and our brand recognition among financial professionals allow us to sell our products through an industry-leading distribution network of over 580 distribution partners and more than 135,000 licensed, appointed advisors across multiple channels. We continually look for ways to expand and diversify our partnerships and distribution channels.
Award-winning customer service and scalable operating platform
Jackson has had a history of recognition for service excellence, and we were recently recognized with four awards from Service Quality Measurement Group, Inc., for excellence in contact center services in 2021. Most notably, the honors include earning the Highest Customer Service — Financial Industry award for achieving the highest first-call resolution score in the market.
The operating platform at Jackson enables us to grow efficiently and provide superior customer service while maintaining a combined statutory operating expense-to-asset ratio of 23 basis points at our principal insurance company subsidiaries (for the year ended December 31, 2021), which we believe is among the lowest in the life and annuity industry.
High-quality investment management
Our two registered investment adviser subsidiaries, Jackson National Asset Management, LLC (“JNAM”) and PPM America, Inc. (“PPM”) are core contributors to Jackson’s differentiated value proposition, collectively managing approximately $359 billion in assets as of December 31, 2021. JNAM manages all separate account assets and asset allocation associated with our variable annuities, with approximately $280 billion in assets under management. In addition, with approximately $79 billion in assets under management, PPM manages the majority of the Jackson National Life Insurance Company (“Jackson National Life”) general account investment portfolio and provides investment management services to third parties.

1Release: Quarterly Retirement Market Data, Investment Company Institute, December 16, 2021

2	2022 PROXY STATEMENT

Proxy Statement Summary
Attractive financial profile with a strong risk-management culture
Our embedded risk management approach includes prudent pricing and product design and a proven hedging program. These core strengths have enabled our track record of profitable growth, strong financial strength ratings, and attractive risk-adjusted returns over various market and regulatory environments. In addition, we have shown a commitment to long-term capital return to shareholders through our share repurchase plan and shareholder dividends.
	YEARS ENDED DECEMBER 31
	2021	2020
	(in millions)
Total Sales	$19,804	$19,229
Assets Under Management (“AUM”)	$359,454	$361,646
Net income (loss) attributable to Jackson Financial Inc.	$3,183	$(1,634)
Adjusted Operating Earnings (1)	$2,398	$1,880
Share repurchases	$211	—
Dividends on common shares	$50	—
Return on Equity (“ROE”)	31.5%	(20.1)%
Adjusted Operating ROE (1)	28.6%	27.6%

(1)
Please refer to Appendix A for an explanation of  “Adjusted Operating Earnings” and “Adjusted Operating ROE” and a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

2022 PROXY STATEMENT	3

Proxy Statement Summary
WE STAND FOR POSITIVE CHANGE
Making choices for the future is a responsibility we take seriously. Our environmental, social, and governance (“ESG”) efforts reflect our commitment to a more confident future for all of us.
Recent highlights of our efforts include:

Our 9 Employee Resource Groups
and Diversity and Inclusion Council
provide leadership and structure for the incorporation of Diversity and Inclusion into our daily operations, personal growth, talent development, and rewarding career paths.
1.8 million students reached through financial literacy efforts in 2021.
The $6.5 billion JNL/Goldman Sachs 4 Fund was ranked by Barron’s as a top performing sustainable fund in 2021. The fund is available only to clients of Jackson’s variable annuity products and it is managed by two subadvisors, Goldman Sachs and Mellon Capital Management.

82 non-profit boards served in 2021 by 81 Jackson associates.
We continue to build a more environmentally friendly workplace, including establishing a solar farm at our company headquarters in Lansing, Michigan.	$5.6 million contributed to non-profits in 2021, totaling more than $75 million since 2007.

4	2022 PROXY STATEMENT

Proxy Statement Summary
OUR DIRECTOR NOMINEES
The Company has nominated highly qualified, independent leaders to serve on its Board of Directors. Our director nominees bring a diversity of attributes, skills, experiences, and backgrounds to our Board, combining to create an effective Board focused on the long-term goals and needs of the Company’s shareholders and other stakeholders.
Director Attributes and Skills
The Board, led by the Nominating and Governance Committee chair, identified the following attributes, skills, and experiences as most relevant for the Company’s Board at this time. We look to each director to be knowledgeable in these areas. However, we indicate those particularly prominent attributes, skills, and experiences which the director brings to the Board.
Public Company / Senior Executive Executive management experience in a public company or leadership experience as a division president or functional leader within a complex organization	9/9
Audit and Financial Expertise Understanding or overseeing financial reporting, disclosure controls and internal controls	7/9
Business Operations and Strategic Planning Experience developing and implementing operating plans and business strategy, company operations, operating platform, and implementing technology strategies	8/9
Corporate Governance Experience on governance committees, responsibility for governance functions, understanding of current corporate governance standards and best practices	9/9

2022 PROXY STATEMENT	5

Proxy Statement Summary
Finance and Investments Experience with debt and capital market transactions, mergers and acquisitions, financial investment markets, and investment decisions and strategy	8/9
Human Capital Management Oversight of talent development, experience managing a human resources or compensation function	9/9
Insurance / Financial Services Experience in developing and distributing a wide variety of investment products, which may include insurance and annuities, within the financial services industry	9/9
Legal, Compliance and Risk Management Professional experiences overseeing legal, compliance and/or risk functions	8/9
Marketing and Communications Experience managing a marketing / sales function, increasing the perceived value of a product line or brand over time in the market	4/9
Technology and Cybersecurity Knowledge of or experience with technology, cybersecurity and related issues and risks	3/9

6	2022 PROXY STATEMENT

Proxy Statement Summary
We ask you to vote FOR all the director nominees listed in Proposal 1 — Election of
Directors below.
All current directors attended at least 75% of the Board and committee meetings on which he or she sits. Detailed information regarding these individuals is set forth in this proxy summary and under Proposal Number One. The Nominating and Governance Committee and the Board believe that the nominees provide the relevant and comprehensive experience, qualifications, attributes, skills, and backgrounds that, in light of Jackson’s business, structure, and challenges, are needed to provide highly effective oversight of the Company’s industry, risks, and current and long-term strategic needs.
BOARD COMPOSITION SUMMARY
NAME	AGE	SELECTED ATTRIBUTES AND SKILLS	INDEPENDENT	COMMITTEE MEMBERSHIPS AND LEADERSHIP POSITIONS
Lily Fu Claffee Director since 2021	52	Public Company / Senior Executive Corporate Governance Finance and Investments Human Capital Management Insurance / Financial Services Legal, Compliance and Risk Management		Finance and Risk Nominating and Governance
Gregory T. Durant Director since 2021	63
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
				Audit (Chair) Compensation
Steven A. Kandarian Director since 2021	70
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
Marketing and Communications
				Board Chair Compensation Nominating and Governance (Chair)
Derek G. Kirkland Director since 2021	64
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
				Audit Finance and Risk
Drew E. Lawton Director since 2021	63
Public Company / Senior Executive
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
Marketing and Communications
				Compensation Finance and Risk

2022 PROXY STATEMENT	7

Proxy Statement Summary
Martin J. Lippert Director since 2021	62
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
Marketing and Communications
Technology and Cyber Security
		Audit Nominating and Governance
Russell G. Noles Director since 2021	63
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
Technology and Cybersecurity
		Audit Finance and Risk (Chair)
Laura L. Prieskorn Director since 2021	54
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
Marketing and Communications
Technology and Cyber Security

Esta E. Stecher Director since 2021	65
Public Company / Senior Executive
Audit and Financial Expertise
Business Operations and Strategic Planning
Corporate Governance
Finance and Investments
Human Capital Management
Insurance / Financial Services
Legal, Compliance and Risk Management
		Compensation (Chair) Nominating and Governance

8	2022 PROXY STATEMENT

Proxy Statement Summary
CORPORATE GOVERNANCE PRACTICES
With the oversight of our Board, we have created a strong governance structure in connection with establishing Jackson as a newly independent public company in 2021. In its first year, our Board has taken steps to ensure Jackson is committed to maintaining its robust governance and strong ethical culture that benefits the long-term interests of our shareholders. We will continue to regularly review, update, and enhance our corporate governance practices and compliance and training programs, as appropriate, in light of shareholder interests, changes in applicable laws, regulations and stock exchange requirements, and the evolving needs of our business. Our corporate governance highlights include:
Independent Oversight	Fit-for-Purpose Board Composition	Accountability to Shareholders

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Independent Chair

•
All directors except CEO are independent

•
Fully independent key Board committees

•
Independent directors meet in executive sessions at each regular Board Meeting

•
Board participation and oversight in strategic planning

•
Four independent standing committees, each with substantial oversight of company risks

•
Commitment to actively seek highly qualified women and individuals from underrepresented communities as potential nominees

•
Annual Board and committee evaluations

•
Director orientation and continuing education

•
Mandatory retirement age

•
Limits on Board member service on other public company boards

•
Robust stock ownership guidelines for directors and senior executives

•
Annual election of directors

•
One vote per share1

•
Reports with reference to the Sustainability Accounting Standards Board ("SASB”) standards

•
No poison pill or shareholder rights plan in place

•
Prohibitions on hedging and pledging of Company stock

(1)
Currently only shares of the Company’s Class A Common Stock are outstanding, and there are no shares of the Company’s Class B Common Stock issued or outstanding. At the Annual Meeting, in Proposal 5, we are asking shareholders for approval to amend our charter to eliminate our legacy Class B shares, which reflected 1/10th of the voting power of the Class A share.

As a new public company, the Board recognizes that governance is an evolving process and has established the Company’s Corporate Governance Guidelines to provide the Board with a general framework in fulfilling its duties and responsibilities. Each year, the Board will review the Corporate Governance Guidelines and revise, as appropriate, to address emerging needs and practices.
The Corporate Governance Guidelines are available under Governance in the Investor Relations section of our website at investors.jackson.com/governance.
EXECUTIVE COMPENSATION
Most elements of our executives’ 2021 pay — including the separation payments and other compensation paid to former NEOs who left in early 2021 — were previously approved and implemented by Prudential plc (“Prudential”) prior to the appointment of our Board and Compensation Committee.
Upon its appointment in September 2021, our Compensation Committee prioritized transitioning our currently employed NEOs’ compensation packages to a more typical U.S. public company approach, with a substantial shift from cash-based to equity-based compensation. These changes have been implemented for the 2022 compensation year. While we have disclosed in advance such changes in this year’s compensation discussion and analysis, the full effect of this transition will be more prominent in next year’s compensation disclosures.

2022 PROXY STATEMENT	9

Proxy Statement Summary
The key objectives of our executive compensation program are the following:
Pay for Performance A significant portion of compensation is at-risk, assessed based on preset goals that are aligned with our long-term strategy and drive increases in shareholder value	Provide Competitive Target Total Direct Compensation (“TDC”) Our compensation enables us to attract, motivate, and retain high-performing executives
Executives’ Interests Aligned with Shareholder Interests A significant portion of our NEOs’ TDC is delivered in the form of stock-based incentives	Encourage Long-Term Decision-Making Our incentive compensation program consists of multi-year overlapping performance or restriction periods
Reinforce Strong Risk Management We incentivize actions that create sustainable shareholder value and minimize excessive risk-taking	Maintain Strong Governance Our strong governance includes rigorous plan design, goal setting, risk mitigation, and benchmarking
2021 and 2022 Pay Mix
JACKSON’S PAY MIX TRANSITION

CEO Pay Mix - 2021

91% At-Risk
9% Salary
56% Target Annual Cash Bonus
35% Target Long-Term Incentive

CEO Pay Mix - 2022

89% At-Risk
11% Salary
23% Target Annual Cash Bonus
66% Target Long-Term Incentive

All Other NEOs Pay Mix - 2021

88% At-Risk
12% Salary
43% Target Annual Cash Bonus
45% Target Long-Term Incentive

All Other NEOs Pay Mix - 2022

84% At-Risk
16% Salary
29% Target Annual Cash Bonus
55% Target Long-Term Incentive

We are asking you to approve an advisory, nonbinding vote on compensation awarded to our NEOs — our president and chief executive officer (“CEO”), chief financial officer (“CFO”), and three additional most highly paid, currently employed executive officers as listed in the Summary Compensation Table in the Compensation Discussion and Analysis Section.

10	2022 PROXY STATEMENT

Proposal 1 — Election of Directors
Proposal 1 — Election of Directors
Your Board recommends a vote FOR each of the Director nominees
The Company’s success and long-term value benefit from the judgment, skills, and experiences of its directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Jackson. In addition, the nominees engaged, and will continue to engage, in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to Jackson.
The Board nominees consist of a diverse group of highly qualified leaders in their respective fields. All Board nominees have extensive senior leadership experience. In these positions, they have gained significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. The Board believes each of the current nominees qualifies for service on the Board of Directors. The Board and the Nominating and Governance Committee further believe the skills, qualities, attributes, and experiences of our directors provide us with business acumen and a diverse range of perspectives to effectively address Jackson’s evolving needs and represent the best interests of Jackson’s shareholders.
To assist with candidate assessment, the Nominating and Governance Committee utilizes a matrix, which will be reviewed annually, of the relevant skills and experiences that evolve with the Company’s business and strategy. With this in mind, the Board, led by the Nominating and Governance Committee chair, identified the following skills and experiences as most relevant for the Company’s Board at this time:
Public Company / Senior Executive Executive management experience in a public company or leadership experience as a division president or functional leader within a complex organization	Audit and Financial Expertise Understanding or overseeing financial reporting, disclosure controls, and internal controls
Business Operations and Strategic Planning Experience developing and implementing operating plans and business strategy, company operations, operating platform, and implementing technology strategies	Corporate Governance Experience on governance committees, responsibility for governance functions, understanding of current corporate governance standards and best practices
Finance and Investments Experience with debt and capital market transactions, mergers and acquisitions, financial investment markets, and investment decisions and strategy	Human Capital Management Oversight of talent development, experience managing a human resources or compensation function
Insurance / Financial Services Experience in developing and distributing a wide variety of investment products, which may include insurance and annuities, within the financial services industry	Legal, Compliance and Risk Management Professional experiences overseeing legal, compliance, and/or risk functions
Marketing and Communications Experience managing a marketing / sales function, increasing the perceived value of a product line or brand over time in the market	Technology and Cybersecurity Knowledge of or experience with technology, cybersecurity, and related issues and risks

2022 PROXY STATEMENT	11

Proposal 1 — Election of Directors
OUR DIRECTOR NOMINEES
Lily Fu Claffee Independent Director Age: 52 Director Since 2021 Jackson Board Committees Finance and Risk Committee Nominating and Governance Committee
Career Experience

Ms. Claffee has served as Executive Vice President and Chief Legal Officer for OneMain Financial, a financial services company, since July 2021. Ms. Claffee oversees OneMain Financial’s legal team, as well as compliance, government relations, and internal audit teams. Prior to her current role, from May 2018 through April 2021, Ms. Claffee served as Executive Vice President, General Counsel and Head of Compliance at Fox News Media, a news organization owned by Fox Corporation (NASDAQ: FOXA). For the eight years prior to that she held several leadership roles at the Chamber of Commerce of the United States of America, including Executive Vice President, Chief Legal Officer and Corporate Secretary. She began her career as a judicial clerk for the U.S. Court of Appeals for the Seventh Circuit, later was a partner at Mayer Brown LLP and Jones Day, and served with the U.S. Departments of Justice, the Treasury and Commerce.
Ms. Claffee received her undergraduate degree from the University of Wisconsin and her law degree from the University of Minnesota, where she served as managing editor of the Minnesota Law Review.
Qualifications

Extensive experience as a legal professional and business executive, including roles with public companies and national organizations; a depth of expertise in compliance, risk oversight and corporate governance matters, as well as industry-related experience.
Over her nearly 30-year legal career, Ms. Claffee has developed a broad range of experience at the highest levels of government, law firms, and business.

Attributes and Skills
Public Company / Senior Executive	Corporate Governance	Finance and Investments
Human Capital Management	Insurance / Financial Services	Legal, Compliance and Risk Management

12	2022 PROXY STATEMENT

Proposal 1 — Election of Directors
Gregory T. Durant Independent Director Age: 63 Director Since 2021 Jackson Board Committees Audit Committee (Chair) Compensation Committee
Career Experience

Mr. Durant is the former Vice Chairman of Deloitte LLP. He built a successful career at Deloitte LLP until his retirement, and most recently served as Vice Chairman from May 2019 to May 2021, as Deputy Chief Executive Officer from April 2015 to May 2019, and prior to that in series of roles of increasing responsibility. As Deputy Chief Executive Officer, Mr. Durant oversaw Deloitte’s policy and government relations efforts to navigate the impact of public policies on the profession, the capital markets, and the economy.
Mr. Durant also serves on the Board of Trustees of Carnegie Hall and is a member of its Finance & Operations Committee and Audit Committee (December 2012 to present). He was a member of the University of Chicago Booth School of Business, Dean’s Advisory Council (December 2011 to December 2020), and was the Vice Chair and member of the Board of Directors of A Better Chance, (December 2010 to December 2020), a non-profit organization that helps talented, diverse students achieve exceptional educational opportunities at high-achieving boarding, day, and public schools in the United States.
Mr. Durant received his undergraduate degree from Western Michigan University and his master’s in Business Administration from the University of Chicago Booth School of Business. Mr. Durant has an in-depth knowledge of accounting and finance, including the preparation and review of complex financial reporting statements, is a Certified Public Accountant, and is a member of the American Institute of Certified Public Accountants.
Qualifications

Decades of experience in finance, accounting, and financial reporting matters; extensive experience as a senior executive and operational manager of a national accounting firm, leading, managing, and developing teams.

Attributes and Skills
Public Company / Senior Executive	Audit and Financial Expertise	Business Operations and Strategic Planning
Corporate Governance	Finance and Investments	Human Capital Management
Insurance / Financial Services

2022 PROXY STATEMENT	13

Proposal 1 — Election of Directors
Steven A. Kandarian Independent Chair of the Board Age: 70 Director Since 2021 Jackson Board Committees Compensation Committee Nominating and Governance Committee (Chair)
Career Experience

Mr. Kandarian served as president and chief executive officer of MetLife, Inc., and in January 2012, served as Chair of the Board until he retired in 2019. Previously, Mr. Kandarian served as MetLife’s chief investment officer overseeing the company’s investment portfolio during the global financial crisis. He also oversaw MetLife’s marketing function, led its enterprise-wide strategy and contributed to the company’s global expansion.
Previously, Mr. Kandarian had a multi-decade career in both the private and public sector, having served in leadership roles in the private equity and investment banking industry and serving as executive director of the Pension Benefit Guaranty Corporation.
Mr. Kandarian is a member of the Board of ExxonMobil Corporation since 2018 and is also a member of the board of directors for Neuberger Berman, a private, independent, employee-owned investment manager of equities, fixed income, private equity, and hedge fund portfolios for institutions and advisors since 2015.
Mr. Kandarian is a director of the Damon Runyon Cancer Research Foundation (March 2011 to present), a not-for-profit cancer research organization and a member of the Business Council. He also is a former member of the Business Roundtable, a former director of the Partnership for New York City, a former director of the Lincoln Center for the Performing Arts, and the former Chair of the Insurance Regulatory Committee of the Institute of International Finance.
Mr. Kandarian earned his undergraduate degree in Economics from Clark University. He holds a law degree from Georgetown University Law Center and a master’s degree in Business Administration from Harvard Business School.
Qualifications

Executive leadership and management experience at the highest levels of a large public company; ability to provide insights on operational, regulatory, human capital, legal, compliance, governance, risk, marketing, and other matters.
Other Public Company Boards

ExxonMobil Corporation (February 2018 to present); Member of Compensation and Public Issues and Contributions Committees
Prior Public Company Boards (in the last five years)
AECOM (March 2019 to February 2021)
MetLife (May 2011 to April 2019), Chair (January 2012 to April 2019)

Attributes and Skills
Public Company / Senior Executive Corporate Governance Insurance / Financial Services	Audit and Financial Expertise Finance and Investments Legal, Compliance and Risk Management	Business Operations and Strategic Planning Human Capital Management Marketing and Communications

14	2022 PROXY STATEMENT

Proposal 1 — Election of Directors
Derek G. Kirkland Independent Director Age: 64 Director Since 2021 Jackson Board Committees Audit Committee Finance and Risk Committee
Career Experience

Mr. Kirkland is a former Vice Chair of Investment Banking of Morgan Stanley. During the majority of his career at Morgan Stanley, Mr. Kirkland was a member of the Financial Institutions Group where he focused primarily on financial services industry clients active in the insurance sector. For over 30 years, Mr. Kirkland held several management positions, serving as Vice Chair of Investment Banking, Managing Director or Advisory Director, each at various times, for 15 years until retiring in April 2020. Prior to that, he served in a series of roles of increased responsibility. In 2015-2016, Mr. Kirkland was a Senior Fellow of the Mossavar-Rahmani Center for Business and Government at the Harvard University John F. Kennedy School of Government.
Mr. Kirkland is a member of the Board of Trustees of Third Way (January 2006 to present), a national policy think tank that champions realistic progressive ideas.
Mr. Kirkland holds a bachelor’s degree from Princeton University and a master’s degree in Public Policy from the John F. Kennedy School of Government at Harvard University.
Qualifications

Executive leadership and management experience at a large, global financial services firm; expertise in annuity products, financial risk, and investment management.

Attributes and Skills
Public Company / Senior Executive	Audit and Financial Expertise	Business Operations and Strategic Planning
Corporate Governance	Finance and Investments	Human Capital Management
Insurance / Financial Services	Legal, Compliance and Risk Management

2022 PROXY STATEMENT	15

Proposal 1 — Election of Directors
Drew E. Lawton Independent Director Age: 63 Director Since 2021 Jackson Board Committees Compensation Committee Finance and Risk Committee
Career Experience

Mr. Lawton has held executive leadership positions in a career spanning three decades. Mr. Lawton is the former CEO of New York Life Investment Management (2014-2015). While at New York Life, he was responsible for the retail annuity book of business as well as institutional distribution, relationship management, marketing, and product management (February 2010 to December 2015). Prior to New York Life, Mr. Lawton was President of Pyramis Global Advisors Trust Company, which directed business activities of Pyramis Global Advisors, a Fidelity Investments company providing investment products to institutional customers. Mr. Lawton also served as president and chaired the Fidelity Management Trust Company Board of Directors. Previously, Mr. Lawton served in management positions for both the defined benefit and defined contribution business of the Fidelity Employer Services Company.
Since October 2016, Mr. Lawton has served as a Director for the BlackRock iShares Trust, a Director of iShares, Inc., a Trustee of iShares U.S. ETF Trust and Chair of 15(c) Committee, and as an advisory board member of iShares Trust, iShares, Inc., and iShares U.S. ETF Trust.
Mr. Lawton is a former board member of Make-a-Wish Foundation of America (2011-2017), Principal Mutual Funds, independent director (March 2016-September 2016), and Trustee of the University of Virginia Frank Batten School of Leadership and Public Policy (May 2016-May 2018). Mr. Lawton is an adjunct professor at the University of North Texas.
Mr. Lawton holds a bachelor’s degree in Administrative Science from Yale University and a master’s degree in Business Administration, with a concentration in Finance, from the University of North Texas.
Qualifications

Executive leadership and management experience at a large, global financial services firm; expertise in annuity products, financial risk management, and investment management. Mr. Lawton is also a National Association of Corporate Directors (NACD) Certified Director.

Attributes and Skills
Public Company / Senior Executive	Business Operations and Strategic Planning	Corporate Governance
Finance and Investments	Human Capital Management	Insurance / Financial Services
Legal, Compliance and Risk Management	Marketing and Communications

16	2022 PROXY STATEMENT

Proposal 1 — Election of Directors
Martin J. Lippert Independent Director Age: 62 Director Since 2021 Jackson Board Committees: Audit Committee Nominating and Governance Committee
Career Experience

Mr. Lippert is a former executive of MetLife, Inc., having served as Executive Vice President of Global Technology and Operations (September 2011 to April 2019) with responsibilities that included Customer Service and MetLife Holdings (the former retail business). Mr. Lippert also served as Vice Chairman and Chairman of various financial firms. Prior to MetLife, Mr. Lippert held leadership roles at Citigroup and served as Vice Chairman for Royal Bank of Canada.
He served as a former advisory board member for the IBM Corporation, Oracle and Accel Venture Capital Partners. Mr. Lippert also served as Chairman of the Board for AOL, Canada, and was a member of the board of directors of Trillium Health System, one of Canada’s largest health care providers. During the 2009-2010 financial crisis, Mr. Lippert served as special adviser to the Board of Freddie Mac.
Mr. Lippert serves as an Advisory Board Member of the University of Pittsburgh (April 2018 to present), and serves as a director of New Leaders, a non-profit focused on advancing the education of minority students in inner-city schools (June 2010 to present). Mr. Lippert was awarded the Peter J. Kight Lifetime Achievement Award for Innovation in Banking and has been recognized on several occasions by American Banker as a top technology executive.
Mr. Lippert holds an undergraduate degree from the University of Pittsburgh.
Qualifications

Deep expertise in technology and cybersecurity trends and risks; extensive senior management experience in the insurance and financial services industries, as well as corporate governance and marketing and communications areas. In the course of his career, Mr. Lippert gained broad experience in global technology and operations, including digital strategy, customer service, anti-money laundering, and risk management.

Attributes and Skills
Public Company / Senior Executive	Audit and Financial Expertise	Business Operations and Strategic Planning
Corporate Governance	Human Capital Management	Insurance / Financial Services
Legal, Compliance and Risk Management	Marketing and Communications	Technology and Cybersecurity

2022 PROXY STATEMENT	17

Proposal 1 — Election of Directors
Russell G. Noles Independent Director Age: 63 Director Since 2021 Jackson Board Committees: Audit Committee Finance and Risk Committee (Chair)
Career Experience

Mr. Noles most recently served as Executive Vice President and Chief Operating Officer, and advisor to the Chief Executive Officer, Nuveen (June 2017 to March 2019), an asset management subsidiary of Teachers Insurance & Annuity Association (“TIAA”). Prior to Nuveen, Mr. Noles served in a variety of senior positions at TIAA, including Senior Managing Director and Chief Strategy Officer (February 2011 to June 2017) and Senior Vice President of Trust Products and Vice President and Chief Internal Audit Executive from 2004 to 2011. Mr. Noles also served as Vice President and Chief Internal Audit Executive at The St. Paul Companies, where Mr. Noles gained a deep understanding of financial statements, accounting, and internal controls.
Mr. Noles also was a former member of the Board of Directors of TIAA-CREF Life Insurance Company (April 2008 to December 2018), where he also was Chair of the Audit Committee.
Mr. Noles currently serves on the Board of Trustees for Metropolitan State University of Denver (January 2019 to present), where he currently serves as Chair of the Board; and he also serves on the Board of Directors of Consumer Reports (October 2019 to present) where he chairs the Finance Committee and Investments Subcommittee.
Mr. Noles holds a bachelor’s degree in accounting from Metropolitan State University of Denver and earned a master’s in Business Administration, with a concentration in Finance, from the University of Denver. Mr. Noles is also a Certified Public Accountant.
Qualifications

Extensive experience as a senior business executive in the financial services industry; substantial expertise in technology, cybersecurity, risk management, strategy, corporate governance, retirement services, and operations; an accounting degree and significant expertise in financial reporting and auditing matters.

Attributes and Skills
Public Company / Senior Executive	Audit and Financial Expertise	Business Operations and Strategic Planning
Corporate Governance	Finance and Investments	Human Capital Management
Insurance / Financial Services	Legal, Compliance and Risk Management	Technology and Cybersecurity

18	2022 PROXY STATEMENT

Proposal 1 — Election of Directors
Laura L. Prieskorn Director Age: 54 Director Since 2021
Career Experience

Ms. Prieskorn is Chief Executive Officer and President of Jackson Financial Inc. She has served Jackson in many capacities over her more than 30 years with the Company. Prior to her appointment as President and Chief Executive Officer, Ms. Prieskorn served as Jackson’s Executive Vice President and Chief Operating Officer where she led Jackson’s operations, technology and information security initiatives and was responsible for developing Jackson’s industry-leading operating platform for clients, advisors, and distribution partners. Ms. Prieskorn also currently serves on the Board of Directors of the American Council of Life Insurers.
Ms. Prieskorn holds a bachelor’s degree in Business Administration from Central Michigan University.
Qualifications

Decades of experience as a senior business executive at the Company; substantial expertise in business operations, strategic planning, risk management, investment management and human capital management.

Attributes and Skills
Public Company / Senior Executive	Audit and Financial Expertise	Business Operations and Strategic Planning
Corporate Governance	Finance and Investments	Human Capital Management
Insurance / Financial Services	Legal, Compliance and Risk Management	Marketing and Communications
Technology and Cybersecurity

2022 PROXY STATEMENT	19

Proposal 1 — Election of Directors
Esta E. Stecher Independent Director Age: 65 Director Since 2021 Jackson Board Committees: Compensation Committee (Chair) Nominating and Governance Committee
Career Experience

Ms. Stecher was a partner at Goldman Sachs for more than 25 years, where she held several leadership roles, including Tax Director, General Counsel and CEO of Goldman Sachs Bank USA. She also served on the Goldman Sachs Management Committee. Prior to joining Goldman Sachs, Ms. Stecher was a partner in the Tax Group at the law firm of Sullivan & Cromwell.
Ms. Stecher continues to serve on the boards of several significant banking and investment banking subsidiaries of Goldman Sachs, including serving as the chair of the boards of Goldman Sachs Bank USA and of Goldman Sachs International Bank.
Ms. Stecher is involved in a number of non-profit and charitable organizations. She is a director of Lincoln Center for the Performing Arts (2018 to present), the Dana Farber Cancer Institute (2018 to present), and the University of Minnesota Foundation (2018 to present). She is also chair of the boards of the Goldman Sachs Philanthropy Fund (2020 to present) and the Ayco Charitable Foundation (2020 to present), both donor-advised funds. Ms. Stecher is a trustee emerita of Columbia University and a director of the Columbia Investment Management Company. Additionally, Ms. Stecher is a current member of the Council on Foreign Relations, an independent think tank focused on foreign policy issues.
Ms. Stecher earned a bachelor’s degree from the University of Minnesota and a law degree from Columbia University School of Law.
Qualifications

Extensive experience as a senior business executive in the financial services industry; substantial expertise in corporate governance, risk management, finance and investment management, and human capital management spaces.

Attributes and Skills
Public Company / Senior Executive	Audit and Financial Expertise	Business Operations and Strategic Planning
Corporate Governance	Finance and Investments	Human Capital Management
Insurance / Financial Services	Legal, Compliance and Risk Management

20	2022 PROXY STATEMENT

Corporate Governance
Corporate Governance
Our purpose-driven culture embraces the values of empowerment, execution, respect, and creativity. Because we think like owners, we empower our associates to continue to create a sustainable and ethical business, a practice that guided the Company well before we became a standalone public company. Our Board of Directors embodies these values and acts as the steward of the Company, promoting the long-term value and health of Jackson in the interests of shareholders and our many other stakeholders consistent with good corporate citizenship.
The Board is entitled to exercise all corporate authority, except for those matters reserved to the shareholders. The Board has oversight authority, defining and overseeing the implementation of and compliance with standards of accountability, and monitors the effectiveness of management policies and decisions in an effort to ensure that the Company is managed in such a way to achieve its objectives. Our corporate governance policies and practices are contained in our governance documents, including our Second Amended and Restated Certificate of Incorporation, Second Amended and Restated By-Laws, Corporate Governance Guidelines and committee charters.
AREAS OF FOCUS FOR THE BOARD
Strategy and Operations	Governance and Risk Management
• Reviewing and approving strategic plans • Reviewing corporate performance • Ensuring processes are in place to maintain integrity and ethical conduct at the Company
•
Overseeing and evaluating management’s systems and processes for the identification, assessment, management, mitigation, and reporting of major risks

•
Establishing, monitoring, and updating corporate governance standards

Talent and Succession Planning	Board Composition and Effectiveness

•
Overseeing and evaluating senior management performance and compensation

•
Providing advice and counsel to senior management in planning for effective succession

•
Evaluating the performance of the CEO and overseeing succession planning for the CEO

•
Recommending candidates to the shareholders for election to the Board

•
Setting standards for director qualification, orientation, and continuing education

•
Reviewing and assessing the Board’s leadership and committee structure

•
Undertaking an annual performance evaluation regarding the effectiveness of the Board

2022 PROXY STATEMENT	21

Corporate Governance
CORPORATE GOVERNANCE HIGHLIGHTS
Independent Oversight
•
Independent Chair

•
All directors except CEO are independent

•
Fully independent Board committees

•
Independent directors meet in executive sessions at Board and committee meetings

•
Board participation and oversight in strategic planning

•
Four independent standing committees, each with substantial oversight of company risks

An Engaged Board with Robust Refreshment Practices
•
Commitment to actively seeking highly qualified women and individuals from underrepresented communities as potential nominees

•
Annual Board and committee evaluations

•
Director orientation and continuing education

•
Mandatory retirement age

•
Limits on Board member service on other public companies

•
Robust stock ownership guidelines for directors and senior executives

Shareholder Rights
•
Annual election of all directors

•
One vote per share

•
Reports with reference to the SASB standards

•
No poison pill or shareholder rights plan in place

•
Prohibitions on hedging and pledging of Company stock

BUILDING OUR BOARD OF DIRECTORS
As a newly independent public company, Jackson had the unique opportunity in 2021 of building its entire Board of Directors. In February 2021, prior to Jackson becoming a standalone public company, Steven A. Kandarian was appointed as the Chair of the Board of Directors (“Chair”) by our former parent company, Prudential. Mr. Kandarian was tasked with the development of our initial Board of Directors and ensuring the Company’s successful transition to a standalone public company. Mr. Kandarian, in close coordination with senior management, developed initial criteria, including industry experience, independence, character, ability to exercise sound judgment, diversity, demonstrated leadership, and ethics and integrity, to be used in the search and recruitment of Jackson’s inaugural Board of Directors. As part of his specific mandate as the independent Chair of the Board, and partnering with external executive search professionals, Mr. Kandarian recruited the current directors who were appointed to the Board in September 2021 when Jackson became an independent public company.
Director Criteria and Nominating Process
Director Qualifications and Diversity. We believe that building a board utilizing a broad search and well-developed search criteria leads to a Board of Directors that is aligned with our business, our strong corporate governance practices, and our ESG goals. Above all else, candidates for our Board must possess the highest level of integrity and strength of character. Our Board also recognizes that the criteria and composition of what is needed for a best-in-class Board will change over time as the business and goals of the Company evolve and change. To address this, the Nominating and Governance Committee and the Board review the criteria for selection and the current Board composition annually to ensure the best candidates are nominated each year.
Our Board has identified the following skills and qualifications, among others, in considering candidates:
•
Public Company / Senior Executive

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

22	2022 PROXY STATEMENT

Corporate Governance
•
Marketing and Communications

•
Technology and Cybersecurity

In addition, our Corporate Governance Guidelines specify that racial, ethnic and gender diversity be an integral part in selecting a balanced slate of candidates. Our commitment to ensuring a diverse Board is reflected in directors Lily Fu Claffee, Russell G. Noles, Laura Prieskorn, and Esta E. Stecher, who enhance the diversity of our Board in addition to bringing their valuable perspectives and experiences.
Director Independence. Our Board is committed to strong governance practices, including director independence. Our Corporate Governance Guidelines require that a majority of our directors be independent. Of our current Director nominees, all but Ms. Prieskorn, our CEO, are independent. To determine independence, the Nominating and Governance Committee and the Board consider the independence requirements under the New York Stock Exchange’s (“NYSE’s”) independence standards. See the Director Independence section below for more information.
Director Nominee Selection Process. The Nominating and Governance Committee has developed a process which outlines not only how the committee will approach renominating directors in the coming years, but also guided how we initially determined the appropriate combination of skills, experience, and diversity necessary to provide independent oversight of management. In evaluating potential nominees to the Board, the Nominating and Governance Committee considers the criteria and factors described above as well as the performance of the current directors. The Nominating and Governance Committee is committed to actively seeking out highly qualified women and individuals from underrepresented communities to include in the pool from which Board nominees are chosen. Additionally, the Nominating and Governance Committee has instructed its third-party search firms to ensure that diverse candidates are included in slates of potential nominees. New candidates will be screened and vetted and meet with several current members of the Board as a part of the selection process. Candidates selected for nomination by the Nominating and Governance Committee are then recommended to the Board for review, consideration, and approval as nominees in our proxy statement.
The Nominating and Governance Committee will evaluate candidates recommended by shareholders using the same criteria as for other candidates recommended by its members, other members of the Board, or other persons. Any shareholder who would like the Nominating and Governance Committee to consider a candidate for Board membership should send timely notice delivered in accordance with the requirements specified in our Second Amended and Restated By-Laws. Such notice shall include all information required to be disclosed in solicitations of proxies for election of directors, including the name and address of the proposing shareholder and of the proposed candidate, the business, professional and educational background of the proposed candidate, and a description of any agreement or relationship between the proposing shareholder and proposed candidate. Notice shall also include a written consent of the proposed candidate to be identified as a nominee and to serve as a director if elected. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at Jackson’s headquarters. See the Questions and Answers section of this proxy statement for more information.
ANNUAL ELECTION OF DIRECTORS
Jackson’s directors are to be elected for one-year terms each year at the annual meeting of shareholders. If elected in 2022, each of the Board’s nine nominees will serve until the 2023 annual meeting of shareholders. As permitted under Delaware law, plurality voting is applied to elections of directors.
Board Refreshment, Assessment, and Ongoing Education
Board Refreshment. The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that directors develop a deeper understanding of the Company over time, which provides significant shareholder value, and that year-over-year director continuity is beneficial to shareholders. In addition to relevant professional experience, qualifications, attributes, and skills for directors, the Board’s Corporate Governance Guidelines also identify personal characteristics that should be considered, including reputation for integrity, ethics, individual accountability, judgment, independence, diversity, and a commitment to full participation on the Board and its committees. While the Board will seek a diverse slate of candidates, final consideration of nominees will be given to candidates without regard to race, color, religion, gender, or national origin.
The Board will fill vacancies when they arise and will periodically evaluate whether its directors collectively have the right mix of experience, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for the Board to be a good steward for the

2022 PROXY STATEMENT	23

Corporate Governance
Company’s shareholders. The results of these evaluations will be used to identify desirable skill sets for potential Board nominees and to screen director candidates. In planning for future Board refreshment and director succession, the Nominating and Governance Committee will consider potential director candidates, taking into consideration the factors set forth in its committee charter and the Company’s Corporate Governance Guidelines.
The Corporate Governance Guidelines provide for an initial Board size of nine directors, which number may be modified by resolution adopted from time to time by the Board. The current Board of Directors were appointed in 2021, and all have been nominated for election at the Company’s first annual meeting of shareholders. In the coming years, the Board intends to consider the optimal size Board for the Company and will refresh the Board as needed and appropriate, with an anticipated mix of tenure and diversity.
Mandatory Retirement Age. To enable Board refreshment, our Corporate Governance Guidelines state that directors may not stand for reelection or be appointed to the Board after reaching the age of 75. To ensure thoughtful succession planning rather than a mechanical retirement process, the Board may approve exceptions to this policy.
Director Orientation and Continuing Education. All directors participated in our director orientation program shortly after we became a publicly listed Company on September 13, 2021. Directors received an extensive suite of onboarding materials covering director responsibilities, corporate governance practices and policies, business strategies, leadership structure, and long-term plans. They also participated in a series of meetings with management representatives from our business and functional areas to review and discuss information about the Company’s strategic plans, financial statements, and key issues, policies, and practices. Our Board believes that director continuing education is also key to the ability of directors to fulfill their roles and supports Board members in their continuous learning. Directors are encouraged to enroll in continuing education programs at our expense on corporate governance and critical issues associated with a director’s service. Our Board received, and will continue to receive, regular reports from management on numerous subjects, including hedging, investments, capital structure, strategy, investor relations, human capital management, Diversity and Inclusion, ESG, legal and regulatory developments, technology, data privacy, and cybersecurity.
Board, Committee, and Director Evaluations. The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promotes continuing Board effectiveness. Each year, the Board will conduct an evaluation process coordinated by the chair and each committee chair, which shall include self-evaluations of the Board and each committee, evaluating performance against responsibilities set forth in the Company’s governance documents, as well as other matters. Each committee and the Board will discuss results of the self-evaluations and will identify areas for further consideration and opportunities for improvement, with plans implemented to address any discussed matters. To ensure robust governance, the Board will continue to build and enhance the evaluation process.
THE STRUCTURE, LEADERSHIP, AND OVERSIGHT OF THE BOARD
Leadership Structure
The Board has strong governance structures and processes in place to ensure independence. These structures and processes, which are reflected in the Corporate Governance Guidelines and the committee charters, allow the independent directors to effectively exercise the Board’s authority in overseeing critical matters including strategy, operations, risk management, and financial reporting and results in a high level of management accountability to shareholders.
Independent Chair. The Board will regularly and carefully consider its leadership structure and currently believes that having separate individuals serving as the Chair and CEO best serves the Board’s ability to carry out its roles and responsibilities on behalf of Jackson’s shareholders. The duties performed by the independent directors, either collectively or through committees comprised solely of independent directors, include selecting, evaluating performance of, and setting compensation for the CEO.
Our Corporate Governance Guidelines also provide that if the Board chooses at any time to combine the offices of Chair and CEO, a lead independent director shall be appointed annually by the independent directors.
Responsibilities of the Independent Chair. The Chair is responsible for facilitating Board involvement in major issues and/or proposals, ensuring the Board is addressing major strategic and operational initiatives, reviewing and approving meeting agendas and information to be provided to the Board, consulting with directors, the CEO and management, and presiding over Board meetings, executive sessions of the Board and shareholder meetings. The Chair promotes and facilitates effective communication and serves as a conduit between the Board and CEO and other members of the management team. At present, the Board believes that maintaining separate roles of the

24	2022 PROXY STATEMENT

Corporate Governance
Chair and CEO strengthens Jackson’s corporate governance and is expected to contribute to enhanced oversight of management as it seeks to create long-term value for our shareholders.
Board Oversight
The Board recognizes the importance of ensuring that the Company’s strategy is designed to create sustainable long-term value for Jackson’s shareholders and other stakeholders. The execution of our strategy ensures Jackson achieves its objective to help Americans grow and protect their retirement savings and income to enable them to pursue financial freedom for life. Through regular meetings, the Board and its committees review and discuss with management progress related to Jackson’s core values of: Empower, Execute, Respect and Create. The Board believes that the Company’s values and culture continue to be strongly aligned with its business strategy to create value. The Board and its committees also review and discuss with management matters related to our people, including commitments and progress toward inclusive and diverse representation among our employees, employee engagement, compensation and benefits, business conduct and compliance, and executive succession planning.
The Board values and embodies our culture of ethical behavior and recognizes that integrity is essential to what we do every day, as reflected in the Board’s adoption of the Company’s Corporate Governance Guidelines and the Company’s Code of Conduct and Business Ethics. See the Governance Documents section of this proxy statement. Further, the Board’s commitment to our support of our communities and motivating others to positive change underscores the Board’s commitment to our ESG initiatives for all of our stakeholders. See the Environmental, Social, and Governance section of this proxy statement.
Selected Areas of Board Oversight
Board Oversight of Strategy. The Board maintains an active role in formulating, planning, and overseeing the implementation of Jackson’s strategy as to operational, financial, regulatory, and ESG matters.
The Board will annually review the Company’s strategic plans and the principal issues (especially financial, accounting, and risk management issues, as well as the Company’s approach to limiting ESG risks) that the Company is facing or will face in the future. During such review, the Board will work with management to develop and assess key elements of our business and financial plans, strategic initiatives, and near-term and long-term initiatives. This process involves dedicated Board sessions with our senior leadership team to review Jackson’s overall strategy, opportunities, challenges, and capabilities. The annual strategic review process also helps shape the strategic content presented in our communications with the investment community. In addition to business strategy, the Board will also review Jackson’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made as well as related challenges and risks.
Board Oversight of Talent and Succession Planning. The Board recognizes the importance of ensuring continuity of Board leadership and management leadership. Recruiting, developing, promoting, and retaining top talent is a key priority for the Company. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the Nominating and Governance Committee. The Nominating and Governance Committee oversees the development of appropriate succession planning with respect to the Chair of the Board, the chair of each committee of the Board, and the CEO of the Company. In addition, to promote continuity in senior management of the Company, the Nominating and Governance Committee also will provide oversight of succession planning with respect to other key executive officers. The Nominating and Governance Committee will report periodically on its activities to the full Board. The Company’s Chief Human Resources Officer will present an annual talent review to the Nominating and Governance Committee.
The Nominating and Governance Committee also oversees the Company’s talent strategy, including an annual review as to Diversity and Inclusion statistics and initiatives. To ensure the succession planning and management development process supports and enhances Jackson’s strategic objectives, the Board and the Nominating and Governance Committee will also receive reporting on the Company’s organizational needs, the leadership potential and related development plans for key managers and plans for future development and emergency situations. This engagement gives our directors meaningful insight into our current pool of talent, what attracts and retains our executives, and the Company’s culture.
Board Oversight of Risk. The Board believes that evaluating the executive team’s management of the risks confronting Jackson is one of its most important areas of oversight. This responsibility is shared with each of the committees that considers risks within its areas of responsibility and apprises the full Board of significant matters and management’s response and mitigation planning.

2022 PROXY STATEMENT	25

Corporate Governance
Board of Directors
Directly oversees the corporate strategy and other matters reserved to the full Board
Provides approval and oversight of the Company’s risk framework and risk appetite structure
Reviews and discusses with management significant risks affecting Jackson, including matters escalated by its committees from within their respective areas of oversight
Audit Committee	Compensation Committee	Finance and Risk Committee	Nominating and Governance Committee
Oversight of financial reporting, auditing, and legal and regulatory compliance	Oversight of the design and administration of compensation programs and policies	Primary responsibility for assisting the Board with risk oversight, including oversight of cybersecurity and information technology risks	Oversight of Board structure, governance, independence, ESG, and succession planning
Management

Led by our CEO, chief risk officer and executive team, implements and supervises day-to-day implementation and monitoring of the Board-approved risk framework and reports to the Board and its committees on significant matters

Risk Management Program
Risk framework based on the three lines model:
Risk Ownership and Management: Our business functions have primary ownership of risk management relating to their area of expertise.

Risk Control and Oversight: Our Risk team manages all aspects of risk control and oversight relating to business-related and operations-related risks. Our Compliance team manages all aspects of risk control and oversight relating to regulatory-related and compliance-related risks.

Independent Assurance: Our Internal Audit team provides independent, objective, and risk-based assessment and reporting on the overall effectiveness of risk management, control, and governance processes across the organization. Internal Audit is directly overseen by the Audit Committee and operates pursuant to a charter which is reviewed and approved annually by the Audit Committee.

Selected Areas of Committee Oversight of Risk
Finance and Risk Committee. Our Finance and Risk Committee is responsible for, among its other duties and responsibilities, overseeing the Company’s risk function and governance of the risk framework, which outlines significant economic and non-economic risks of the Company, including cybersecurity and information technology risks. As part of the risk framework, the committee approves the establishment and ongoing monitoring of the Company’s risk profile and risk appetite. The Finance and Risk Committee receives regular reporting on the top risks facing the Company and related trends, notification of any changes in the Company’s risk profile, and escalation of risk-related matters, as appropriate.
Audit Committee. Our Audit Committee is responsible for, among its other duties and responsibilities, overseeing our accounting and financial reporting processes, audits of our financial statements, the qualifications and independence of our independent registered public audit firm, the effectiveness of our internal control over financial reporting, and the performance of our internal audit function and independent registered public audit firm. In addition, our Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes to manage business and financial risks, and our compliance with significant applicable legal, ethical, and regulatory requirements. Our Audit Committee also is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public audit firm.
Compensation Committee. Our Compensation Committee reviews and approves all forms of compensation levels and employment agreements or arrangements with the executive officers other than the CEO and recommends for approval by the Board such

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compensation arrangements for the CEO. In so doing, the Compensation Committee responsibilities include oversight of management’s efforts to ensure that the Company’s compensation programs do not encourage excessive or inappropriate risk‐taking.
Nominating and Governance Committee. Our Nominating and Governance Committee is responsible for, among its other duties and responsibilities, identifying and recommending candidates to our Board of Directors for election to our Board of Directors, and reviewing and recommending changes and enhancements to our Board governance. As part of its responsibilities, the Nominating and Governance Committee shall recommend, for the selection of new directors, appropriate criteria, including candidates with sufficient risk awareness and management expertise. The Nominating and Governance Committee also oversees the Company’s ESG programs and policies, and the succession planning of the CEO and certain senior executives.
BOARD AND COMMITTEE MEETINGS AND COMMITTEE RESPONSIBILITIES
Board and Committee Meetings
Frequent Board meetings are critical not only for timely decisions, but also for directors to be well informed about Jackson’s operations and challenges. The Board meets at least four times annually and additional meetings may be called as needed. Our Board was appointed effective September 13, 2021, and, during the remainder of 2021, our Board met three times. Our four committees met a total of 15 times during that same period. During each committee meeting, committee members met in closed executive session, without management present. The committees report regularly to the full Board on their activities and actions.
Attendance
Directors are expected to regularly attend Board and committee meetings, as well as our Annual Meeting of Shareholders. During 2021, each current director attended at least 75% of the Board and committee meetings on which he or she sits.
Committee Structure and Composition
The Board maintains four standing committees: Audit, Compensation, Nominating and Governance, and Finance and Risk. As required by each committee’s charter, all members of each committee are independent directors. The Nominating and Governance Committee’s recommendations regarding appointments to each committee are considered by the Board and the Board makes appointments based on the recommendations.
The current committee appointments and leadership positions as well as a brief summary of the responsibilities of each committee are set forth below. The full charters, as adopted by the Board and anticipated to be amended from time to time, of the Audit Committee, the Compensation Committee, the Finance and Risk Committee, and the Nominating and Governance Committee, are available under the Governance section of the Investor Relations section of our website at investors.jackson.com/governance.

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OUR BOARD COMMITTEES
COMMITTEE	MEMBERS IN 2021	DESCRIPTION
Audit Committee(1) Meetings held in 2021(2): 5	Gregory T. Durant (Chair) Derek G. Kirkland Martin J. Lippert Russell G. Noles	The Audit Committee is responsible for oversight of the Company’s accounting, financial reporting, disclosure and control processes, and audits of financial statements. The Audit Committee also has various risk management oversight responsibilities. In addition, the Audit Committee oversees the work of the internal audit and independent audit functions, including their respective audit plans and results. In connection with the committee’s oversight of the independent auditor, the committee approves its compensation and oversees the engagement, performance, and continued independence. Finally, the Audit Committee oversees our compliance and ethics program, including regulatory compliance with applicable legal and regulatory requirements.
Compensation Committee(3) Meetings held in 2021(4): 5	Esta E. Stecher (Chair) Gregory T. Durant Steven A. Kandarian Drew E. Lawton	The Compensation Committee is responsible for establishing the Company’s general compensation philosophy and developing compensation programs aligned with the philosophy. In addition, the Compensation Committee is responsible for approving corporate goals, evaluating the CEO’s performance, and recommending for approval by the independent directors of the Board the CEO’s total compensation level based on such evaluation. The Compensation Committee also has oversight of the Company’s incentive compensation plans and executive officer compensation, including approval of salary, bonus, equity awards, and employment/separation agreements. More information on executive compensation can be found in the Compensation Discussion & Analysis section of this proxy statement.
Finance and Risk Committee Meetings held in 2021(5): 2	Russell G. Noles (Chair) Lily Fu Claffee Derek G. Kirkland Drew E. Lawton	The Finance and Risk Committee oversees the Company’s management of material financial and non-financial risks and compliance with the risk framework and financial plan. Through its oversight, the Finance & Risk Committee will review the Company’s capital management policies, financial structure, long-term financial plan and policies, corporate finance transactions, and credit ratings. Finally, the Finance and Risk Committee reviews and discusses prior to Board approval actions relating to equity and debt issuances, share repurchase programs, dividends, and mergers and acquisitions.

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COMMITTEE	MEMBERS IN 2021	DESCRIPTION
Nominating and Governance Committee Meetings held in 2021(6): 3	Steven A. Kandarian (Chair) Lily Fu Claffee Martin J. Lippert Esta E. Stecher	The Nominating and Governance Committee oversees the Company’s corporate governance program, including the Board and committee structure and composition, recruitment and recommendation of director nominees, committee assignments, and determinations of director independence and expertise. In addition, the Nominating and Governance Committee also develops and oversees the annual performance evaluation process for the Board and the committees. Finally, the Nominating and Governance Committee has oversight of our ESG program, including activities related to environmental stewardship, Diversity and Inclusion, and corporate social responsibility.

(1)
All Audit Committee members are independent under applicable Securities and Exchange Commission (“SEC”) and NYSE rules and are “financially literate.” The Board has determined that Gregory Durant, the committee’s chair, qualifies as an “audit committee financial expert” under applicable SEC rules.

(2)
The 2021 meetings were those that have occurred since the Company became an independent public company on September 13, 2021.

(3)
All Compensation Committee members are independent under applicable SEC and NYSE rules and are “non-employee directors” for purposes of Section 16 of the Exchange Act, and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

(4)
The 2021 meetings were those that have occurred since the Company became an independent public company on September 13, 2021.

(5)
The 2021 meetings were those that have occurred since the Company became an independent public company on September 13, 2021.

(6)
The 2021 meetings were those that have occurred since the Company became an independent public company on September 13, 2021.

(7)
The 2021 meetings were those that have occurred since the Company became an independent public company on September 13, 2021.

Independent Compensation Consultant Fees
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations, programs and recommendations from management, and compensation and benefits consultants, including its independent compensation consultant. In preparation for the demerger, Mercer (US) Inc. (“Mercer”) worked closely with the independent Board Chair after his appointment in February 2021 and continued to work with the Compensation Committee after the demerger as its independent consultant. After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Mercer is independent from management. At the Compensation Committee’s direction, the independent compensation consultant attends Compensation Committee meetings, reviews and advises on all materials provided to the Compensation Committee for discussion and approval, and undertakes special projects as assigned.
The following table sets forth the fees for services rendered by Mercer (rounded to the nearest thousand) in 2021:
TYPE OF FEE	MERCER
Executive and Non-employee Director Compensation Consulting	$366,000
All Other Consulting	$161,000
Total Fees	$527,000

(1)
Executive and Non-employee Director Compensation Consulting Fees: Consists of fees billed for services provided to advise the Compensation Committee on executive and director compensation.

(2)
Other Consulting Fees: Consists of fees billed for all consulting services related to health benefits and various compensation surveys/manuals.

Mercer has provided other services to Jackson that are unrelated to executive or director compensation matters. The decision to engage Mercer for these other services was made by management. The Compensation Committee has been informed of this ongoing work and the use of Mercer but neither the Board nor the Compensation Committee specifically approved these services. After a review of the independence factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Mercer did not have any conflicts of interest.

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TRANSPARENCY AND ENGAGEMENT
Governance Documents
Jackson’s key governance documents, including our Corporate Governance Guidelines, Code of Conduct and Business Ethics and each Committee charter are available to shareholders in the Governance section of the Investor Relations section of our website at investors.jackson.com/governance. Alternatively, key governance documents are available in print, free of charge, upon request to the Corporate Secretary at Jackson’s headquarters, 1 Corporate Way, Lansing, MI 48951.
Board’s Role in Shareholder Engagement
The Board believes that it is important to engage proactively with shareholders and other stakeholders to learn their perspectives and gather their input on significant issues, including Company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. Jackson’s Board, in conjunction with the Company’s Investor Relations team, is developing a proactive shareholder outreach program that will engage a meaningful representation of the Company’s shareholders. This engagement will enable the Board to better understand shareholder priorities and perspectives and will foster constructive dialogue. During 2021, management engaged with shareholders representing a significant number of shares held by institutional shareholders. Going forward, the Company also intends to engage with the proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis.
Communications with the Board
Jackson has established a process by which shareholders and other interested parties may communicate with the Board, its Committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:
[Name(s) of Director(s)]
or
[Non-employee Directors]
or
[Board of Directors]
Jackson Financial Inc.
c/o : General Counsel and Secretary
1 Corporate Way
Lansing, Michigan 48951
Additional information concerning this process is available in the Board of Directors Communications Policy available under Governance in the Investor Relations section of our website at investors.jackson.com/governance.
Political Activity
Jackson recognizes the importance of supporting governmental officials at the local, state, and federal levels. Jackson’s Political Contributions Policy requires certain associates to pre-clear any proposed political contribution. Further, Jackson also maintains two political action committees, which allow Jackson to further its goals of supporting specific candidates. Finally, in 2021, Jackson was a member of various industry trade associations which engage legislators and regulators, including the American Council of Life Insurers, the Insured Retirement Institute, and the Alliance for Lifetime Income.
Code of Conduct and Business Ethics / Code of Financial Ethics
The Company’s Code of Conduct and Business Ethics (“Code of Conduct”) applies to the Board of Directors and all officers and associates of the Company and its subsidiaries. The Company provides training on the Code of Conduct to all directors, officers, and associates, who also certify their understanding and compliance with the Code of Conduct. In addition, the Company has a Code of Financial Ethics (“Code of Financial Ethics”), which supplements the Code of Conduct and applies to the Company’s CEO, the CFO, and certain other senior financial officers. The Code of Financial Ethics incorporates the SEC’s regulatory requirements applicable to the Company’s CEO, CFO, and Chief Accounting Officer or Controller. The CEO, CFO, and senior financial officers certify their understanding

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and compliance with the Code of Financial Ethics. Both the Code of Conduct and the Code of Financial Ethics encourage a “speak up” culture to identify and remediate any issues early.
Director Independence
Our Board has made its first annual assessment of the independence of our directors under the NYSE’s independence standards. Those standards are generally aimed at determining whether a director has a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director.
Our Board has determined that all directors other than Ms. Prieskorn are independent under the NYSE independence standards. As a part of its determination, the Board reviewed certain commercial relationships of Messrs. Kandarian and Lawton, and Ms. Stecher described in the paragraphs below. In each case, the Board affirmatively determined that these relationships did not preclude a finding of independence under the NYSE standards or represent a material relationship that would impair the applicable directors’ independence.
Mr. Kandarian is a member of the Board of Directors for Neuberger Berman Group LLC, a private, independent, employee-owned investment manager. In the usual course of our subsidiary’s investment advisory business, we obtain sub-advisory services from Neuberger Berman Investment Advisers LLC and made payments to Neuberger resulting in less than 0.1% of Neuberger’s gross annual revenue in 2021, which are considered immaterial under NYSE’s independence guidelines.
Mr. Lawton serves on the Board of Trustees for BlackRock iShares Trust, a collection of exchange-traded funds managed by BlackRock Fund Advisors. In the usual course of our subsidiary’s investment advisory business, we obtain sub-advisory services from BlackRock and made payments to BlackRock resulting in less than 0.6% of BlackRock’s gross annual revenue in 2021, which are considered immaterial under NYSE’s independence guidelines.
Ms. Stecher is a director of several banking subsidiaries of Goldman Sachs, including chair of the Board of Directors of Goldman Sachs Bank USA, and is a former partner at Goldman Sachs. In the usual course of our subsidiary’s investment advisory business, we obtain sub-advisory services from Goldman Sachs Asset Management. Also, Goldman Sachs Bank USA is one of several lending parties to our revolving credit and term loan facilities. We made payments to Goldman entities resulting in less than 0.02% of Goldman’s gross annual revenue in 2021, which are considered immaterial under NYSE’s independence guidelines.
Certain Relationships and Related Persons Transactions
Related Persons Transaction Policy. The Board has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners of Jackson stock and each of their respective immediate family members, where the amount involved exceeds or is expected to exceed $120,000 in a single fiscal year. The policy provides that the Audit Committee review transactions subject to the policy and determine whether to approve or ratify those transactions. Certain transactions are deemed pre-approved pursuant to standing pre-approval guidelines established by the Audit Committee. In addition, the Audit Committee has delegated authority to its chair to pre-approve or ratify transactions in certain circumstances. A description of any transactions pre-approved or ratified by the chair are provided to the Audit Committee.
In reviewing transactions subject to the policy, the Audit Committee or the chair of the Audit Committee must consider, among other things, the following factors:
•
The nature and extent of the related person’s interest in the transaction;

•
The approximate dollar value of the transaction;

•
The approximate dollar value of the related person’s interest in the transaction;

•
Whether the transaction was undertaken in the ordinary course of the Company’s business;

•
The availability of other sources for the products or services;

•
The material terms of the transaction, including whether the related person is being treated differently than an unrelated third-party would be treated;

•
Whether the transaction would impair the independence of a non-employee director;

•
Required public disclosure, if any; and

•
Any other information that would be material to the Audit Committee exercising its business judgment, in light of the circumstances of the particular transaction

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Transactions with Related Persons.
Our Directors and Executive Officers.
Several of the Company’s directors and executive officers serve or served as directors or executive officers of other organizations, including organizations with which Jackson has commercial or charitable relationships. The Company does not believe that any director or executive officer had a direct or indirect material interest in any such relationships during 2021 and through the date of this proxy statement.
Prudential. While the Company ceased to be a subsidiary of Prudential as of September 13, 2021, Prudential remains a substantial shareholder. In connection with the Prudential demerger transaction, the Company entered into a number of agreements with Prudential.
Rights Agreement. We entered into a Registration Rights Agreement with Prudential and another significant shareholder, Athene (as defined below), in connection with the demerger. The Registration Rights Agreement provides Prudential, Athene, and permitted transferees certain registration rights relating to shares of Class A Common Stock beneficially owned by Prudential whereby, at any time following the completion of the demerger, Prudential and permitted transferees may require us to register under the Securities Act of 1933, as amended, all or any portion of these shares, subject to certain limitations.
Investment Management. Although fully separated from Prudential, the Company, through its subsidiary, PPM, continues to provide investment management services to various Prudential-affiliated entities. PPM is paid management fees in accordance with the fee schedules set forth in the various agreements. The management fees vary depending on the nature of the investment strategy and the services PPM provides. For the years ended December 31, 2021, 2020, and 2019, payments under these investment management arrangements from Prudential affiliates totaled $40.7 million, $39.6 million, and $35.3 million, respectively. The Company recognized $28 million, $37 million, and $69 million of revenue during the years ended December 31, 2021, 2020 and 2019, associated with these investment services. This revenue is included in fee income in the accompanying consolidated income statements.
Letter Agreement. We entered into a Letter Agreement with Prudential and Athene in connection with the demerger, as described in more detail below.
Share Repurchase Agreement. To facilitate Prudential’s regulatory requirements to dispose of a certain percentage of its holdings in the Company, we entered into a private share repurchase agreement with Prudential in 2021. On December 13, 2021, the Company repurchased 2,242,516 shares of the Company’s Class A Common Stock from Prudential for an aggregate consideration of  $82,995,517.16, or $37.01 per share, pursuant to the provisions of a share repurchase agreement dated as of December 11, 2021. The purchase price represented a 5% discount from the December 10, 2021 closing price of the Class A Common Stock on the NYSE.
Athene.
Reinsurance Agreement. On June 18, 2020, Jackson Financial Inc.’s subsidiary, Jackson National Life, announced that it had entered into a funds withheld coinsurance agreement (the “Athene Reinsurance Agreement”) with Athene Life Re Ltd. (“Athene”) effective June 1, 2020, to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed index annuity product liabilities in exchange for $1.2 billion in ceding commissions (the “Athene Reinsurance Transaction”). Upon closing of the transaction, Jackson placed investments with a statutory book value of  $25.6 billion, in support of reserves associated with the transaction, into a segregated funds withheld account. The investments are subject to an investment management agreement between Jackson and Apollo Insurance Solutions Group LP (“Apollo”), an Athene affiliate. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the coinsurance agreement and are not available to settle obligations to general creditors of Jackson. To further support its obligations under the coinsurance agreement, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $313 million at December 31, 2021. In September 2020, the post-closing settlement resulted in ceded premium of  $6 million and a decrease of  $29 million in ceding commission.
Stockholder Agreement. On July 17, 2020, we entered into a stockholder agreement with Athene governing the relationship between the Company and Athene, including matters related to corporate governance, terms and conditions regarding the

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ownership of common stock of the Company, including restrictions on the transfer of common stock owned by Athene, and certain consent and information rights. Pursuant to the stockholder agreement, so long as Athene owns at least 8% of the outstanding common stock of the Company, it will have the right to designate one individual to attend in person or join telephonically all meetings of the Board of Directors, the Audit Committee and the Finance and Risk Committee in a non-voting, observer capacity. Athene’s board observer right and provisions regarding transfer of common stock (including transfer restrictions and any right of first refusal, tag-along right or drag-along right), and all consent and information rights of Athene automatically terminated upon the consummation of the demerger on September 13, 2021.
Registration Rights Agreement. As stated above, we entered into a Registration Rights Agreement with Prudential and Athene in connection with the demerger. The Registration Rights Agreement provides Athene certain registration rights relating to shares of our common stock held by Athene whereby, at any time following the expiration of the lock-up period, Athene and its permitted transferees may require us to register under the Securities Act of 1933, as amended, all or any portion of these shares, a so-called “demand registration,” subject to certain limitations. Athene’s lock-up period will end on the earlier of  (x) the first anniversary of the completion date of the demerger, and (y) the 90th day following the completion date of the first SEC-registered secondary offering by Prudential. We will not be obligated to effect more than one demand registration in any 90-day period. Athene also has “piggyback” registration rights, such that Athene and its permitted transferees may include their respective shares in any future registrations of our equity securities whenever we propose to register any of our equity securities for our own account.
The Registration Rights Agreement also sets forth customary registration procedures, including an agreement to make management reasonably available to participate in road show presentations in connection with any underwritten offerings. We also agreed to indemnify Athene and its permitted transferees with respect to liabilities resulting from untrue statements or omissions of material facts in any registration statement used in any such registration or any violation by us of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to us, other than untrue statements or omissions resulting from information furnished to us for use in a registration statement by Athene or any permitted transferee. Athene also agreed, following completion of the demerger and until Athene and its affiliates hold less than 10% of the Company’s outstanding common stock, not to acquire any shares of our common stock or seek to control or influence the management or policies of the Company.
Letter Agreement. We entered into a Letter Agreement with Prudential and Athene in connection with the demerger pursuant to which, Athene (i) has the right to participate in private sales by Prudential of our Class A Common Stock, (ii) agreed to consent to the existing second amendment and restatement of our Certificate of Incorporation and our entry into the Demerger Agreement and the Registration Rights Agreement in connection with the demerger, (iii) will have consent rights over certain matters pursuant to the Demerger Agreement and (iv) will, in Prudential’s good faith discretion, have the right to participate in demand registrations requested by Prudential pursuant to the Registration Rights Agreement.
Share Repurchase Agreement. Apollo Global Management, Inc. (“Apollo”) is now also a substantial shareholder, as a result of the January 2022 merger with Athene Holding Ltd., an affiliate of Athene Co-invest Reinsurance 1A Ltd (“Athene”), which became a substantial shareholder of the Company prior to its demerger from Prudential. The Company entered into private share repurchase agreements with Athene in 2021 and 2022. On December 13, 2021, the Company repurchased 1,134,767 shares of the Company’s Class A Common Stock from Athene for an aggregate consideration of  $41,997,726.67, or $37.01 per share, pursuant to the provisions of a share repurchase agreement dated as of December 11, 2021. The purchase price represented a 5% discount from the December 10, 2021, closing price of the Class A Common Stock on the NYSE. On March 14, 2022, the Company repurchased 750,000 shares of the Company’s Class A Common Stock from Athene for an aggregate consideration of  $28,417,500, or $37.89 per share, pursuant to the provisions of a share repurchase agreement dated as of March 12, 2022. The purchase price was calculated using the average closing share price on the NYSE of the Class A Common Stock for the six-day trading period ending on and including March 10, 2022, less a 2% discount.
Ordinary Course Transactions with Other Related Parties.
From time to time, we engage in ordinary course transactions with entities or affiliates of entities that are the beneficial owner of more than 5% of our outstanding common stock. For example, we invest general account assets in a variety of Apollo, Vanguard and Fidelity mutual funds, ETFs, private placements, and private equities. In addition, we have certain funds withheld assets managed under an investment management agreement with Apollo. We also engage Fidelity to serve as a sub-adviser for certain separate account assets of our insurance subsidiary and as the record-keeper on our associate retirement, deferred income, and health

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savings account plans. These ordinary course transactions with our more than 5% holders and their affiliates were arms-length transactions entered into in the ordinary course of business, with management and other fees based on the prevailing rates for non-related persons.
Hedging and Pledging Prohibition
Collectively, our Insider Trading Policy and Restricted Persons Policy prohibit all directors and executive officers from engaging in hedging or similar transactions with respect to the Company’s securities. These policies also prohibit directors and executive officers from pledging Company securities. No directors or executive officers have hedged or pledged any of the shares beneficially owned by them.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning any person known to Jackson to beneficially own more than 5% of Jackson’s common stock, as of December 31, 2021, except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.
	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
NAME AND ADDRESS OF BENEFICIAL OWNER	Class A		Class B(2)		Percent of Class A and Class B Combined
	Shares	%	Shares	%	% of Total Combined Voting Power	% of Total Common Stock
Athene Co-Invest Reinsurance Affiliate 1A Ltd. Second Floor, Washington House 16 Church Street, Hamilton HM 11 Bermuda	8,722,409(3)	9.9%	638,861	100%	9.9%	10.6%
Dan Hagan 601 East Broadway, Suite 203 PO Box 1225 Columbia, Missouri 65205	8,700,000(4)	9.9%	—	—	9.9%	9.8%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	5,757,009(5)	6.2%	—	—	6.2%	6.2%
Prudential plc 1 Angel Court London EC2R 7AG England	16,335,443(6)	18.6%	—	—	18.5%	18.4%
Sessa Capital 888 Seventh Avenue, 30th Floor New York, New York 10019	4,759,038(7)	5.4%	—	—	5.4%	5.4%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	7,936,250(8)	8.5%	—	—	8.5%	8.4%

(1)
Unless otherwise indicated, percentages calculated are based upon Jackson Class A Common Stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
As of the Company’s demerger in September 2021, 1,364,484 shares of Class B Common Stock (the “Class B Shares”) were issued to Athene Co-Invest Reinsurance Affiliate 1A Ltd. (“ACRA 1A”), a subsidiary of Athene. The Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate”) provides for the automatic conversion of the Class B Shares into shares of Class A Common Stock of the Company when Athene ceases to be a 9.9% shareholder. As of February 1, 2022, all Class B Shares converted into shares of Class A Common Stock. As a result, there are no longer Class B Shares issued and outstanding. The Certificate provides that following the automatic conversion, the Class B Shares may not be reissued and must be retired and cancelled. The Company must take such appropriate action as necessary to reduce the authorized number of shares of Class B Common Stock by the number of shares converted. The Board intends to take such action in June 2022.

(3)
On June 18, 2020, the Company’s subsidiary, Jackson entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020, to reinsure on a 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity products’ liabilities in exchange for a $1.2 billion ceding commission. In addition, Jackson entered into an investment agreement with Athene, pursuant to which Athene invested $500.0 million of capital into the Company in return for a 9.9% voting interest corresponding to a 11.1% economic interest in the Company. The investment was completed on July 17, 2020. See the Related Party Transactions section in this proxy statement.

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As of December 31, 2021, based on information provided in a Schedule 13G filed on February 14, 2022, each of  (i) Athene Co-Invest Reinsurance Affiliate 1A Ltd. (“ACRA 1A”), (ii) Apollo Insurance Solutions Group LP (“AISG”), (iii) AISG GP Ltd. (“AISG GP”), (iv) Apollo Life Asset, L.P. (“Apollo Life”), (v) Apollo Life Asset GP, LLC (“Apollo Life GP”), (vi) Apollo Capital Management, L.P. (“Capital Management”), (vii) Apollo Capital Management GP, LLC (“Capital Management GP”), (viii) Apollo Management Holdings, L.P. (“Management Holdings”), and (ix) Apollo Management Holdings GP, LLC (“Management Holdings GP”), collectively referred to as the ”Reporting Persons,” has (y) shared voting power and (z) shared dispositive power with respect all 8,722,409 shares. ACRA 1A, an insurance company, investment adviser, and a parent holding company or control person, holds the securities of Jackson. AISG is the investment adviser of ACRA 1A. AISG GP is the general partner of AISG. Apollo Life is the general partner of AISG GP, and Apollo Life GP is the general partner of Apollo Life. Capital Management is the sole member of Apollo Life GP. The general partner of Capital Management is Capital Management GP. Management Holdings is the sole member and manager of Capital Management GP, and Management Holdings GP is the general partner of Management Holdings.
The Reporting Persons’ aggregate percentage beneficial ownership of the total amount of common stock outstanding is based on 88,046,833 shares of common stock outstanding as of December 31, 2021, as reported in Jackson’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on January 27, 2022. AISG, AISG GP, Apollo Life, Apollo Life GP, Capital Management, Capital Management GP, Management Holdings, and Management Holdings GP, each disclaim beneficial ownership of all common stock included in this report, and the filing of this report shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, or for any other purpose. The Schedule 13G certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired in connection with or as a participant in any transaction having that purpose or effect, other than activities solely in connection with a nomination under §240.14a-11.
(4)
Based on information provided in a Schedule 13G/A filed on February 1, 2022, Mr. Dan Hagan has sole voting power and sole dispositive power with respect to all 8,700,000 shares. The shares of common stock beneficially owned by Mr. Hagan include, in addition to shares owned directly by Mr. Hagan, 3,500,000 shares held in a charitable trust for which Mr. Hagan is the sole trustee. The percentage ownership information is calculated based upon 88,046,833 shares of Jackson’s common stock issued and outstanding as of December 31, 2021, as reported in Jackson’s Form S-3 filed with the Securities and Exchange Commission on January 27, 2022. The Schedule 13G/A certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired in connection with or as a participant in any transaction having that purpose or effect, other than activities solely in connection with a nomination under §240.14a-11.

(5)
Based on information provided in a Schedule 13G filed on February 8, 2022, FMR LLC, a parent holding company, of which Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer, has the sole power to vote or direct the vote of 524,682 shares and the sole power to dispose or to direct the disposition of 5,757,009 shares. One or more other persons are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Company’s Class A Common Stock. No one other person’s interest in the Company’s Class A Common Stock is more than 5% percent of the total outstanding Class A Common Stock. The Schedule 13G certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of Jackson and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

(6)
On August 6, 2021, the registration on Form 10 of the Company’s Class A Common Stock, par value $0.01 per share, became effective under the Securities Exchange Act of 1934, as amended. Prior to September 13, 2021, the Company was a majority-owned subsidiary of Prudential, London, England, and was the holding company for Prudential’s U.S. operations. On September 13, 2021, the Company demerged from Prudential and since then, is a fully independent U.S. public company. Post-demerger, Prudential retained a 19.9 percent non-controlling interest in the Company. See the Related Party Transactions section in this proxy statement.

Based on information provided in a Schedule 13G filed on February 11, 2022, Prudential has sole voting power and sole dispositive power with respect to all 16,335,443 shares (excluding certain shares), and as of December 31, 2021, beneficially owns 18.6%. Prudential is a public limited company incorporated and registered in England and Wales. The percentage ownership information is calculated based upon 88,046,833 shares of Jackson’s common stock issued and outstanding as of December 31, 2021, as reported in Jackson’s Form S-3 filed with the Securities and Exchange Commission on January 27, 2022. The Schedule 13G certifies that the information is true, complete, and correct.
(7)
Based on information provided in a Schedule 13G filed on February 14, 2022, (1) Sessa Capital (Master), L.P., (2) Sessa Capital Special Opportunity Fund II, L.P., (3) Sessa Capital GP, LLC, (4) Sessa Capital IM, L.P., (5) Sessa Capital IM GP, LLC, and (6) Mr. John Petry, individually, as manager of Sessa Capital GP, LLC, the general partner of Sessa Capital (Master), L.P., and Sessa Capital Special Opportunity Fund II, L.P., and as manager of Sessa Capital IM GP, LLC, the general partner of Sessa Capital IM, L.P. Sessa Capital (Master), L.P. is a Cayman Islands exempted limited partnership. Sessa Capital GP, LLC and Sessa Capital IM GP, LLC are limited liability companies. Sessa Capital Special Opportunity Fund II, L.P. and Sessa Capital IM, L.P. are Delaware limited partnerships. Mr. Petry is a citizen of the United States.

Sessa Capital (Master), L.P. directly beneficially owns 3,311,238 shares. Sessa Capital Special Opportunity Fund II, L.P. directly beneficially owns 1,447,800 shares. Sessa Capital (Master), L.P. and Sessa Capital Special Opportunity Fund II, L.P. (collectively, the “Funds”) together beneficially own 4,759,038 shares. Sessa Capital GP, LLC is the general partner of the Funds and, as a result, may be deemed to beneficially own shares owned by the Funds. Sessa Capital IM, L.P. is the investment manager of the Funds and, as a result, may be deemed to beneficially own shares owned by the Funds. Sessa Capital IM GP, LLC is the general partner of Sessa Capital IM, L.P. and, as a result, may be deemed to beneficially own shares beneficially owned by Sessa Capital IM, L.P. Mr. Petry is the manager of Sessa Capital GP, LLC and Sessa Capital IM GP, LLC and, as a result, may be deemed to beneficially own shares owned by the Funds. The percentage ownership information, 5.4%, is calculated based on 88,046,833 shares of common stock outstanding as of December 31, 2021, according to the Issuer’s Form S-3, which was filed with the Securities and Exchange Commission on January 27, 2022.
Sessa Capital (Master), L.P. may be deemed to have the sole power to vote or direct the vote of 3,311,238 shares, and Sessa Capital Special Opportunity Fund II, L.P. may be deemed to have the sole power to vote or direct the vote of 1,447,800 shares. Sessa Capital GP, LLC, Sessa Capital IM, L.P., Sessa Capital IM GP, LLC, and Mr. Petry may be deemed to have the sole power to vote or direct the vote of 4,759,038 shares.

36	2022 PROXY STATEMENT

Corporate Governance
(8)
Based on information provided in a Schedule 13G filed on February 9, 2022, The Vanguard Group has shared voting power with respect to 14,778 shares, sole dispositive power with respect to 7,881,887 shares, and shared dispositive power with respect to 54,363 shares. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. Although the aggregate amount beneficially owned by each reporting person is 7,936,250, no one other person’s interest in the securities reported herein is more than 5%. The Schedule 13G certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired in connection with or as a participant in any transaction having that purpose or effect, other than activities solely in connection with a nomination under §240.14a-11.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS
The table below shows the ownership of Jackson common stock by each director nominee, each of our NEOs, and all director nominees and all executive officers as a group, as of April 6, 2022, except as otherwise noted below. Additional details on the outstanding equity awards held by non-employee directors are included in the Non-Employee Director Compensation section below. Further, additional details on each NEO’s outstanding equity awards are included in the Compensation Discussion and Analysis section and related executive compensation tables below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Jackson shares.
NAME OF BENEFICIAL OWNER	SHARES	STOCK THAT MAY BE ACQUIRED WITHIN 60 DAYS(1)	STOCK UNITS(2)	PERCENT OF CLASS(3)
Non-Employee Directors
Lily Fu Claffee	2,388.59	802.10	10,699.07	*
Gregory T. Durant	0	—	9,896.97	*
Steven A. Kandarian	0	—	63,095.37	*
Derek G. Kirkland	19,302.51(4)	—	285.14	*
Drew E. Lawton	0	—	9,896.97	*
Martin J. Lippert	2,388.59	802.10	10,699.07	*
Russell G. Noles	13,696.92	—	285.14	*
Esta E. Stecher	2,866.70	962.10	10,859.08	*
Named Executive Officers
Laura L. Prieskorn	20,132.17	—	250,049.88	*
Marcia L. Wadsten	12,714.81	—	152,742.74	*
P. Chadwick Myers	110,724.20(5)	—	306,697.18	*
Craig D. Smith	18,931.94	—	40,041.98	*
Scott E. Romine	14,905.18	—	37,882.77	*
Michael I. Falcon(6)	0	—	102,699.16	*
Axel P. André(7)	0	—	0	—
Andrew J. Bowden(8)	0	—	0	—
Mark B. Mandich(9)	27,726.31	—	0	*
Director Nominees and Executive Officers as a Group	245,777.92	2,556.30	1,005,830.52	*

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

2022 PROXY STATEMENT	37

Corporate Governance
(2)
Represents the number of unvested restricted stock units (“RSUs”) credited to the accounts of non-employee directors, Named Executive Officers, and executive officers. Each stock unit is intended to be the economic equivalent of a share of Jackson Class A Common Stock. These stock units are excluded from the computations of percentages of shares owned because they have not vested and do not provide voting rights.

(3)
An asterisk (*) indicates less than 1%.

(4)
Mr. Kirkland owns 6,500 shares indirectly through The Kirkland Family Trust DTD 3/26/10, where Mr. Kirkland and his spouse are grantors, beneficiaries, and trustees. These shares were purchased in the open market on December 14, 2021.

(5)
Mr. Myers owns the following shares indirectly: (1) 25 shares purchased on November 12, 2021, through a uniform transfer to minor’s account where the shares are held in a Custodian Account for Mr. Myers’s son where Mr. Myers is the custodian, and (2) 400 shares purchased on November 12, 2021, held in a Traditional Individual Retirement Account in his spouse’s name only.

(6)
Mr. Falcon, Former Chair of the Board, Chief Executive Officer and President, ceased employment with the Company on February 10, 2021.

(7)
Mr. André, Former Executive Vice President and Chief Financial Officer, ceased employment with the Company on February 10, 2021.

(8)
Mr. Bowden, Former Executive Vice President and General Counsel, ceased employment with the Company on February 10, 2021.

(9)
Mr. Mandich, Former President and Chief Executive Officer of PPM, ceased employment with the Company on May 1, 2021.

38	2022 PROXY STATEMENT

Environmental, Social, and Governance
Environmental, Social, and Governance
Jackson is committed to being a responsible corporate citizen and strives to integrate ESG principles into its daily operations. Jackson’s strategy includes a balanced, long-term approach to serving all our stakeholders, including customers, advisors, distribution partners, associates, the communities where we work, regulators, and shareholders. The Company will continue to evolve its ESG program in a manner that is beneficial to the Company and its investors. Currently, the Company reports with reference to the SASB standards to bring industry-specific consistency to our sustainability disclosure. We are reporting to the financials sector standards most closely aligned with our insurance business.
A BALANCED APPROACH TO ESG
ESG WORKING GROUP
The Nominating and Governance Committee provides direct oversight of our ESG program, including Diversity and Inclusion initiatives. Our Chief Operating Officer leads our efforts with a multidisciplinary ESG Working Group, which includes senior leaders across the organization. The key objectives of the ESG Working Group include ensuring shared stakeholder commitment to our ESG standards and incorporation of these standards into our daily operations and long-term business strategy.
ESG REPORTING
The Company will report with reference to the SASB standards to bring industry-specific consistency to our sustainability disclosure. We are reporting to the financials sector standards most closely aligned with our insurance business. SASB data will be disclosed in our 2021 ESG Report, which we intend to publish in 2022.
We also will report to the Michigan Department of Insurance and Financial Services and the New York State Department of Financial Services standards and other financial services standards most closely aligned with our insurance business. Jackson continues to evolve its ESG program in a manner that is beneficial to the Company and its investors.
The Company’s ESG webpage can be found at jackson.com/the-jackson-difference/environmental-social-governance. The information on the ESG website is not incorporated by reference in, and does not form a part of, this proxy statement or any other SEC filing. As noted, the Company intends to publish its 2021 ESG Report in 2022.

2022 PROXY STATEMENT	39

Environmental, Social, and Governance
ENVIRONMENTAL
Sustainability & Climate Change
Jackson incorporates sustainability practices across the business, improving efficiency, practicing best-in-class facilities construction and maintenance, and measuring and mitigating climate-related risk. We are taking thoughtful steps to reduce our carbon footprint, consume energy more efficiently, and use natural resources in innovative and impactful ways, which result in reduced GHG emissions.
Our strong commitment to implementing long‐term strategies that reduce our climate impact are demonstrated through activities like our on-site solar farm, recycling and waste diversion, and buildings with ENERGY STAR® certifications. In addition, our investment advisory subsidiary, PPM considers climate change and transition risk as part of our practices to invest Jackson’s General Account assets responsibly and JNAM evaluates external managers’ commitment to ESG principles.
SOCIAL
Valuing the People We Employ
Our strength lies in the people we employ and communities we serve. Jackson’s workplace culture is designed to offer significant career opportunities, competitive merit-based compensation, inclusive practices, world-class facilities, and the ability to work for a purpose-driven organization. We believe our collaborative and inclusive culture is one of our greatest strengths and is a significant factor in our ability to continue to be an industry leader. As of December 31, 2021, within Jackson’s workforce, approximately 47.5% of our associates were women and approximately 16.9% of our associates were racially and ethnically diverse.
Our Diversity and Inclusion Advisory Council (“Advisory Council”), sponsored by the Chief Human Resources Officer and Chief Operating Officer, assists the Company in identifying opportunities for advancing our diverse and inclusive work environment. The Advisory Council developed a framework and strategy, which includes awareness training, a targeted recruitment strategy, and a charter for establishing Business Resource Associate Groups (“BRAGS”), Jackson’s employee-led resource groups. We recognize the diversity of our associates’ backgrounds and cultures through voluntary, associate-led BRAGS. Supported by executive leadership and aligned with our mission and core values, our nine BRAGs provide opportunities to empower all associates to share their unique and diverse talents and experiences with each other.
Valuing The Communities We Serve
We demonstrate our commitment to corporate social responsibility locally through our corporate giving programs and nationally via Jackson Charitable Foundation. We believe these community partnerships create shared value — we benefit from stronger associates, infrastructure, and opportunities in the places where we live and work; and our communities benefit from our donations and the commitment of our associates to giving back. The Company’s philanthropic efforts are multiplied by the generous giving of our associates through both local and national-level corporate giving programs.
GOVERNANCE
The Company integrates ESG initiatives into its strategy and daily operations at each level of its business. This begins with direct ESG oversight by the Nominating and Governance Committee, which reviews the Company’s ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company’s culture, talent strategy, and Diversity and Inclusion. The Compensation Committee oversees the Company’s programs and policies for human capital management and supports the Nominating and Governance Committee in its oversight of the Company’s programs and policies with respect to associate engagement and leadership effectiveness. In addition, both the Nominating and Governance and Compensation Committees play a role in ESG oversight. We believe this strong focus on governance supports the sustainability of our business.
Security for Customers
Jackson is devoted to upholding the highest standards of governance policies and practices, information security, and risk management. Our Chief Information Security Officer (CISO) is a member of the senior leadership team and provides regular updates to the Board on cyber threats facing the organization, as well as the progress of our ongoing security program. The CISO also holds in-depth, dedicated

40	2022 PROXY STATEMENT

Environmental, Social, and Governance
sessions with the Finance and Risk Committee scrutinizing cyber risks facing the Company. All members of staff, including temporary staff, are mandated to complete information security awareness training at least annually. Our Information Security Policy is continually updated to meet a variety of industry standards, including ISO27002, the NIST Cyber Security Framework and all state insurance regulatory requirements including the New York State Department of Financial Services Cybersecurity Regulation.
Investing Responsibly
We recognize the indirect impact our investment portfolio can have on the environment and society. Our investment advisory teams at PPM and JNAM ensure ESG factors are integrated into our investment processes and partnerships to align with our shared values across the Company. PPM is a signatory to the UN-supported Principles for Responsible Investment, which ensures ESG factors are considered when investing. JNAM oversees external managers on our variable annuity platform, performing a robust due diligence process that includes questions relating to ESG philosophy and processes.

2022 PROXY STATEMENT	41

Non-Employee Director Compensation
Non-Employee Director Compensation
The directors’ annual compensation program, which was approved by the Jackson Board effective as of September 13, 2021, consists of a cash component and an equity component. In addition to the base annual compensation, certain directors will receive additional annual cash retainers for serving as chair of a committee of the Board. The below table summarizes the total directors’ annual compensation:
ANNUAL DIRECTOR COMPENSATION
Compensation Component	Non-employee Director (other than Chair)	Chair of the Board
Annual Cash Retainer	$125,000	$270,000
Annual Equity Retainer (market $ value)	$150,000	$330,000
Committee Chair Annual Cash Retainer
Audit Committee	$35,000
Compensation Committee	$25,000
Finance & Risk Committee	$35,000
Nominating & Governance Committee	$20,000
In 2021, prior to the demerger, the independent Chair worked with Mercer to determine reasonable compensation for directors in a new U.S. public company. The information supplied by Mercer provided a general understanding of current market compensation and practices for directors. Based on this review, the Company’s Nominating and Governance Committee recommended compensation packages for our directors, and this recommendation was approved by the Board. Mercer further advised that the 2021 non-employee Director compensation package for Jackson approximates median market practice.
The mix of cash and equity as components of the directors’ base annual compensation is reflected below:
2021 ANNUAL DIRECTOR COMPENSATION
The Company compensates directors based on a Board-service year beginning June 1 and continuing through May 31 of the following calendar year (which timing is generally consistent with the annual service of a director elected at an annual meeting of shareholders).
As described above, each director is entitled to receive an annual cash retainer, an annual equity retainer, and, in the case of committee chairs, an additional cash retainer. Directors may choose to receive an equity award in lieu of his or her cash retainers, the target value of which is equal to the cash retainer payment that would otherwise have been made to such director for the Board-service year. The annual equity retainer and equity elected in lieu of the cash retainer payment are delivered in the form of restricted stock units (“RSUs”) or, at the election of a director, in the form of restricted shares (“RS”).
In fiscal year 2021, all non-employee directors, other than the Chair, received a pro-rated annual equity retainer with an intended value of  $107,260 to account for the percentage of the Board-service year (June 1, 2021 through May 31, 2022) that the non-employee directors served based on their September 13, 2021 appointment date. This value was divided by $26.66, the average closing

42	2022 PROXY STATEMENT

Non-Employee Director Compensation
price of the first 10 days of  “regular way” trading of the Company’s common stock (a methodology consistent with the calculation used for determining equity awards for equity-eligible employees), rounded down to the nearest whole share or share unit. Each director received RS and/or RSUs, as applicable, representing 4,023 shares of the Company’s common stock. These annual equity retainers will vest on the first anniversary of the grant date, subject to the director’s continued service on the Board through such date.
If a director elected to receive equity in lieu of his or her annual cash retainer and committee chair retainer (as applicable), such equity grant will generally vest in quarterly installments after the grant date, consistent with the frequency of the quarterly payment of the annual cash retainer. All RSUs will settle in the Company’s common stock on a one-for-one basis upon the director’s departure from the Board and the RS will continue to be restricted until the director’s departure from the Board.
Ms. Prieskorn, who is an employee of Jackson, does not receive compensation for serving as a director.
BOARD CHAIR COMPENSATION
In early 2021, prior to Jackson becoming an independent public company, our former parent company, Prudential determined that the appointment of an experienced industry leader as our Board Chair would ensure a successful transition to being a standalone public company. Prudential expected that the Board Chair would work with a new Jackson management team as a result of Prudential’s management changes in the first quarter 2021, oversee the Company’s efforts to develop and evolve the governance structure for a stand-alone public company, lead search efforts to identify qualified candidates for membership on the Jackson public company Board, and lead the new public company Board and Jackson’s new management through the transition challenges of becoming an independent public company. The search for the Board Chair culminated in Steven A. Kandarian’s appointment as Chair of the Board of Directors, effective February 1, 2021. To compensate and ensure sufficient alignment of interests, Prudential initially approved a compensation package for Mr. Kandarian of  $1,000,000 to be delivered in a combination of cash and equity. In May of 2021, Prudential adjusted the Board Chair compensation package to $600,000, of which 55% would be provided in equity and the remainder in cash, which compensation is within the market competitive range for this position.
2021 FOUNDERS AWARD
To reward the substantial contributions related to our demerger from Prudential and establish a strong foundation for Jackson as an independent public company, each non-employee director also received a one-time founders award in 2021 with a grant date of October 4, 2021. The Board Chair received an RSU award with an intended value of  $1,200,000 as of the grant date, which vests ratably over three years. All other non-employee directors received an equity award (comprised of RSUs or RS) equal to their annual equity grant and with an intended value of  $150,000 as of the grant date, which vests ratably over two years. The value of the founders award granted to the Board Chair was designed, in part, to compensate the Board Chair for the overall reduction in the Board Chair’s annual pay package in May 2021, which adjustment better aligned the Board Chair annual compensation with market practices, while still recognizing the Board Chair’s substantial contributions to the Company’s board recruiting and governance in anticipation of the demerger.
2021 DIRECTOR COMPENSATION TABLE
The Company compensates non-employee directors based on a Board-service year beginning June 1 and continuing through May 31 of the following calendar year. In accordance with SEC rules, the table below summarizes each non-employee director’s annual compensation for the fiscal year ended December 31, 2021. The amounts reported below are impacted by the timing of certain director compensation payments primarily because the full grant date fair value of equity awards granted to directors in lieu of the annual cash retainer for the Board-service year are reported, whereas only the portion of the annual cash retainer earned during the fiscal year is reported for those receiving the cash retainer.

2022 PROXY STATEMENT	43

Non-Employee Director Compensation
NAME	FEES EARNED OR PAID IN CASH(1)	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL
Lily Fu Claffee	$88,645	$254,830	$0	$343,475
Gregory T. Durant	$47,826	$254,830	$0	$302,656
Steven A. Kandarian(3)	$253,478	$1,515,643	$0	$1,769,122
Derek G. Kirkland	$88,645	$254,830	$0	$343,475
Drew E. Lawton	$37,364	$254,830	$0	$292,194
Martin J. Lippert	$88,645	$254,830	$0	$343,475
Russell G. Noles	$113,493	$254,830	$0	$368,323
Esta E. Stecher	$106,374	$254,830	$0	$361,204

(1)
For Messrs. Durant, Kandarian and Lawton, this column includes annual cash retainer fees and chair fees (if applicable) for service through December 31, 2021. For Mses. Claffee and Stecher, and Messrs. Kirkland, Lippert and Noles, this column includes annual cash retainer fees and chair fees (if applicable) for the period of September 13, 2021, through September 30, 2021, and the value of RSUs and/or restricted shares (“RS”) for the period of October 1, 2021, through May 31, 2022, as they elected to receive equity in lieu of the cash retainer and chair fees (if applicable) for that period. For those who elected to receive equity in lieu of cash, the grant date fair values of their awards were $82,531 for the annual cash retainer and $23,135 and $16,505 for the committee chair fees for Mr. Noles and Ms. Stecher, respectively.

(2)
Non-employee directors, other than Mr. Kandarian, received an annual equity award (comprised of RSUs or RSUs and restricted shares) with a grant date fair value of  $106,247 on October 4, 2021 (reflecting a pro-rated amount to compensate for Board service from September 13, 2021 through May 31, 2022).

Mr. Kandarian, who was appointed as Chair of the Board on February 1, 2021, received an annual equity award of RSUs with a grant date fair value of  $326,903 on October 4, 2021. This grant was made to compensate for Board service as a director from June 1, 2021, to May 31, 2022.
All fair values were computed using the share price at the date of grant, in accordance with the Financial Accounting Standards Board Accounting Standards Codification “Compensation — Stock Compensation.” Refer to Footnote 16 to the Company’s audited financial statements for the fiscal year ended December 31, 2021, included in the Company’s Annual Report on Form 10-K, for additional information on the Company’s Incentive Plan.
In addition, each non-employee director also received a founders award, with a grant date fair value of  $148,583 on October 4, 2021, except for Mr. Kandarian, who received a founders award on October 4, 2021, with a grant date fair value of  $1,188,741.
(3)
In addition, Mr. Kandarian received a grant of 4,180 RSUs on January 31, 2022, for service from February 1, 2021, to May 31, 2021. Due to an administrative error these RSUs were not granted as intended when the other equity awards to non-employee directors were granted on October 4, 2021. Since this grant was made in 2022, the dollar value will be reported in the director compensation table in the 2023 proxy statement.

(4)
The following chart sets forth unvested RSUs and restricted stock awards held by each director as of December 31, 2021:

44	2022 PROXY STATEMENT

Non-Employee Director Compensation
	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(A)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(B)
NAME	(#)	($)
Lily Fu Claffee
2021 Annual Cash Retainer RSU(C)	1,980	$82,823
2021 Annual Equity Retainer RSU(D)	4,076	$170,499
2021 Founders Award RSU(E)	5,700	$238,431
Gregory T. Durant
2021 Annual Equity Retainer RSU(D)	4,076	$170,499
2021 Founders Award RSU(E)	5,700	$238,431
Steven A. Kandarian
2021 Annual Equity Retainer RSU(D)	12,542	$524,632
2021 Founders Award RSU(E)	45,606	$1,907,699
Derek G. Kirkland
2021 Annual Cash Retainer RS(C)	1,980	$82,823
2021 Annual Equity Retainer RS(D)	3,794	$158,703
2021 Annual Equity Retainer RSU(D)	282	$11,796
2021 Founders Award RS(E)	5,700	$238,431
Drew E. Lawton
2021 Annual Equity Retainer RSU(D)	4,076	$170,499
2021 Founders Award RSU(E)	5,700	$238,431
Martin J. Lippert
2021 Annual Cash Retainer RSU(C)	1,980	$82,823
2021 Annual Equity Retainer RSU(D)	4,076	$170,499
2021 Founders Award RSU(E)	5,700	$238,431
Russell G. Noles
2021 Annual Cash Retainer RS(C)	2,534	$105,997
2021 Annual Equity Retainer RS(D)	3,794	$158,703
2021 Annual Equity Retainer RSU(D)	282	$11,796
2021 Founders Award RS(E)	5,700	$238,431
Esta E. Stecher
2021 Annual Cash Retainer RSU(C)	2,375	$99,346
2021 Annual Equity Retainer RSU(D)	4,076	$170,499
2021 Founders Award RSU(E)	5,700	$238,431

(A)
The amounts in these columns represent the number of outstanding restricted shares/share units, including dividend equivalents credited during the vesting period.

(B)
The values in these columns have been calculated by multiplying the number of restricted shares/share units outstanding as of December 31, 2021 by $41.83, the closing price of Company shares on December 31, 2021.

(C)
The amounts in these rows reflect the equity that was awarded in lieu of the annual cash retainer and chair fees (if applicable). This award was granted on October 4, 2021. The vesting schedule of this award aligns with the payment of the cash retainers which have payment dates of December 31, 2021, March 31, 2022, and May 31, 2022.

(D)
The amounts in these rows reflect the annual equity retainer that was granted on October 4, 2021. This award will vest on October 4, 2022.

(E)
The amounts in these rows reflect the equity which was granted on October 4, 2021. For all directors except for Mr. Kandarian, these will vest in equal tranches on October 4, 2022 and October 4, 2023. Mr. Kandarian’s award will vest in three equal tranches on October 4, 2022, October 4, 2023, and October 4, 2024.

2022 PROXY STATEMENT	45

Non-Employee Director Compensation
DIRECTORS’ STOCK OWNERSHIP GUIDELINES
Stock ownership guidelines applicable to non-employee directors were established following the demerger in 2021. These guidelines provide that within five years after appointment or election, a director must own Jackson common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by directors or executive officers is prohibited by Company policy (see the Hedging and Pledging Prohibition section of this proxy statement). No directors have hedged or pledged any of the shares beneficially owned by them and all directors are expected to comply with the ownership guidelines in the stated timeframe.

46	2022 PROXY STATEMENT

Proposal 2 — Ratification of Independent Auditor
Proposal 2 — Ratification of Independent Auditor
The Board of Directors recommends that you vote FOR the Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2022
The Audit Committee and the Board of Directors believe that the continued retention of KPMG LLP (“KPMG”) to serve as the Company’s independent auditor for the year ending December 31, 2022, is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of KPMG are expected to be present at the meeting to respond to appropriate questions of shareholders and to make any desired statements. The Audit Committee is directly and solely responsible for the appointment or replacement, retention, termination, compensation, and oversight of the independent external audit firm that performs audit services. In considering KPMG’s appointment for the 2022 fiscal year, the Audit Committee performed the following:
•
Obtained and reviewed a KPMG report describing:

◦
KPMG’s internal quality-control procedures;

◦
any material issues raised by the most recent quality-control review, or peer review, of KPMG, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by KPMG, and any steps taken to deal with any such issues;

◦
any publicly available reports issued within the past five years by the Public Company Accounting Oversight Board (“PCAOB”) or other governmental or professional authorities concerning KPMG;

◦
any PCAOB review of KPMG, or any inquiry or investigation by governmental or professional authorities, within the past five years, of KPMG, and any steps taken to deal with such issues; and

◦
to assess KPMG’s independence, reviewed all relationships between KPMG and the Company consistent with the applicable requirements of the PCAOB.

•
Reviewed KPMG’s work in 2021 and evaluated KPMG’s qualifications, performance, and independence, including:

◦
a review and evaluation of the lead partner on KPMG’s engagement with the Company;

◦
the matters required to be communicated to audit committees in accordance with Auditing Standard Nos. 1301 and 1305;

◦
the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and

◦
any “management” or “internal control” letter issued or proposed to be issued by KPMG to the Company.

KPMG has been retained as the Company’s independent auditor continuously since 1999. To ensure continuing auditor independence, the Audit Committee will at least annually assess all relationships between the auditor and the Company consistent with the PCAOB requirements, will review and evaluate the lead partner of the independent audit team, and will ensure that the proper rotation of KPMG’s audit partner, lead partner and concurring partner occurs.
Approval of the proposal requires the affirmative votes of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal.
PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES
The Company has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Jackson by its independent auditor and is responsible for the review and approval of any fees associated with those services. Specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its

2022 PROXY STATEMENT	47

Proposal 2 — Ratification of Independent Auditor
responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.
The Company’s Senior Vice President, Controller and Chief Accounting Officer monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Senior Vice President, Controller and Chief Accounting Officer reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the chair of the Audit Committee.
AUDIT FEES, AUDIT-RELATED FEES AND ALL OTHER FEES
The following table sets forth the fees for professional services rendered by KPMG with respect to fiscal years 2021 and 2020, respectively:
FEE CATEGORY	2021	2020
Audit Fees(1)	$10,093,636	$8,374,085
Audit-Related Fees(2)	$654,600	$984,335
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$10,748,236	$9,358,420

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Jackson’s annual financial statements, review of the interim financial statements included in Jackson’s quarterly reports on Form 10-Q, the audit of the demerger-date financial statements, and other services normally provided in connection with Jackson’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits, internal control reviews, service organization control reports, comfort letters, and other attestation services.

(3)
Tax Fees. Fees for tax services include fees billed for professional services rendered for tax compliance, tax advice and tax planning.

(4)
All Other Fees. Fees for all other services include fees billed for all other professional services rendered, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually. The charter is available in the Governance section of Jackson’s website at investors.jackson.com/governance.
Management is responsible for the Company’s internal controls and the financial reporting process and for compliance with applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. The Company is a newly reporting company. The SEC permits a transition period for newly reporting companies to establish effective internal controls over financial reporting. Therefore, the Company’s Annual Report on Form 10-K does not include a report of management’s assessment regarding internal control over financial reporting or an attestation report of our independent registered public accounting firm. KPMG, the Company’s registered public accounting firm, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States; however, given the Company’s new reporting status, KPMG was not required to, and did not, express an opinion on the effectiveness of the Company’s internal control over financial reporting.
In performing its responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management and KPMG, as required by the SEC. However, the Audit Committee has not discussed the effectiveness of internal control over financial reporting due to the transition period afforded to the Company, as established by the rules of the SEC for newly public companies. The Audit Committee discussed with KPMG matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” and No. 1305, “Communications About Control Deficiencies in an Audit of

48	2022 PROXY STATEMENT

Proposal 2 — Ratification of Independent Auditor
Financial Statements” adopted by the PCAOB. KPMG also provided to the Audit Committee the written disclosures and letter required by PCAOB standards concerning KPMG’s independence; and the Audit Committee discussed with KPMG the matter of the firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC.
Gregory T. Durant, Chair
Derek G. Kirkland
Martin J. Lippert
Russell G. Noles
Members of the Audit Committee of
the Board of Directors

2022 PROXY STATEMENT	49

Proposal 3 — Frequency of Say-on-Pay
Proposal 3 — Frequency of Say-on-Pay
The Board of Directors recommends that you vote FOR the Advisory Vote to approve the annual frequency of an advisory vote on executive compensation
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on a non-binding, advisory basis, whether future advisory votes on executive compensation of the Company’s named executive officers (as reflected in Proposal 4 of this proxy statement) should occur every year (the “Say-on-Pay Frequency” vote).
Although the Board recommends holding a Say-on-Pay vote every year, shareholders have the option to specify one of four choices for this matter on the proxy card: every year, every two years, every three years, or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This advisory vote on the frequency of future Say-on-Pay votes is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory Say-on-Pay votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.
Because the Say-on-Pay Frequency proposal provides shareholders with the option to vote to hold a Say-on-Pay vote once every one, two, or three years, the affirmative vote of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the annual meeting may not be reached for any of the frequency options presented. Accordingly, a plurality of the votes cast for the proposal will be considered the stockholders’ preferred frequency for holding a Say-on-Pay vote. Abstentions and Broker non-votes will not affect the outcome of the vote.
The Company is required to seek a shareholder vote on the frequency of the advisory Say-on-Pay vote every six years. The next Say-on-Pay Frequency vote is scheduled for 2028.

50	2022 PROXY STATEMENT

Proposal 4 — Say-on-Pay
Proposal 4 — Say-on-Pay
The Board of Directors recommends that you vote FOR the Advisory Vote to approve the compensation of the Named Executive Officers
As required by Section 14A(a)(1) of the Exchange Act and related rules of the SEC, the below resolution provides our shareholders an opportunity to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as “say-on-pay” proposal and vote, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The Company is asking its shareholders for their non-binding advisory approval of the 2021 compensation of its NEOs. See the Compensation Discussion and Analysis section of this proxy statement.
Shareholders are being asked to approve the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement, is hereby approved
Approval of the proposal requires the affirmative votes of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the “Compensation Discussion and Analysis” section of this proxy statement, including the related tables, notes, and narrative.
While this Say-on-Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, value the opinions expressed by our shareholders and will consider the outcome of this Say-on-Pay vote when making future compensation decisions regarding the NEOs. We expect that the next Say-on-Pay vote will occur at the 2023 annual meeting of shareholders (subject to the results of the shareholder vote on the Say-on-Pay Frequency proposal (Proposal 3).

2022 PROXY STATEMENT	51

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This compensation discussion and analysis provides information about the material elements of compensation provided to our “named executive officers,” also referred to as “NEOs,” for 2021. Prior to the demerger on September 13, 2021, compensation for our NEOs and other employees was determined by the various compensation committees of, and overseen by, Prudential. Following the demerger, compensation decisions were made by the JFI Board and the Board Compensation Committee (“Compensation Committee”).
While the Compensation Committee performed a comprehensive review of our NEOs’ total compensation upon appointment in September 2021, most elements of 2021 pay for our currently employed NEOs were previously approved and implemented by Prudential. Upon its review, the Compensation Committee prioritized the need to transition our NEOs’ compensation packages to a typical U.S. public company approach, which reflects a substantial shift from cash to equity-based compensation. These changes have been implemented for the 2022 compensation year, and further details on these changes are provided in later sections of this compensation discussion and analysis.
We also note that the significant leadership changes in early 2021 have resulted in this year’s expanded NEO reporting population. Importantly, compensation paid to former executives, including separation payments, were finalized and approved by Prudential in early 2021 prior to the demerger and prior to the establishment and appointment of the Compensation Committee.
Our NEOs for 2021 are as follows:
NAME	TITLE
Currently Employed NEOs
Laura L. Prieskorn(1)	Chief Executive Officer and Director
Marcia L. Wadsten(1)	Executive Vice President & Chief Financial Officer
P. Chadwick Myers	Vice Chair of Jackson Holdings LLC
Craig D. Smith(2)	President, CEO and Chief Investment Officer, PPM America, Inc.
Scott E. Romine(3)	President, Jackson National Life Distributors LLC
Former NEOs
Michael I. Falcon(4)	Former Chief Executive Officer
Mark B. Mandich(4)	Former President and Chief Executive Officer, PPM America, Inc.
Andrew J. Bowden(4)	Former Executive Vice President and General Counsel
Axel P. André(4)	Former Executive Vice President and Chief Financial Officer

(1)
Promoted to this position on February 10, 2021.

(2)
Promoted to this position on January 1, 2021.

(3)
Promoted to this position on December 13, 2021.

(4)
Messrs. Falcon, Bowden and André ceased employment with the Company on February 10, 2021, and Mr. Mandich ceased employment with the Company on May 1, 2021. These former executives are included as NEOs pursuant to SEC rules.

Compensation Decisions of Prudential
Most of the decisions regarding 2021 compensation for our currently employed NEOs were made in the first half of 2021 by Prudential and were designed to align the business incentives of the Company with the interests of Prudential.
The compensation committees of Prudential (referred to collectively as the “Prudential Compensation Committee”) set 2021 base salaries and the short-term incentive awards for our currently employed NEOs. These compensation levels for Ms. Wadsten, Mr. Myers and Mr. Romine (before his December 13, 2021 promotion referenced above) were developed based on survey data provided by Mercer. This data included broad financial services industry data from the Willis Towers Watson U.S. Financial Services Survey, Mercer Executive Benchmark Database, and the Life Office Management Association (“LOMA”) U.S. Executive Insurance Survey. The

52	2022 PROXY STATEMENT

Compensation Discussion and Analysis
Prudential Compensation Committee generally provided for base salaries that were below the median level of the industry survey data and annual short-term incentive awards tied to achieving performance criteria that were above median levels. The Prudential Compensation Committee also determined Ms. Prieskorn’s compensation arrangements in connection with her promotion to Chief Executive Officer in February 2021. Deloitte LLP advised the Prudential Compensation Committee, which also referred to the Willis Towers Watson and the LOMA surveys when determining Ms. Prieskorn’s total direct compensation (“TDC”) for 2021. The Prudential Compensation Committee for PPM employees did not utilize a compensation consultant in 2021 and instead referred to McLagan Data & Analytics (“McLagan”) survey data as a market reference point for determining Mr. Smith’s compensation.
In addition, 2021 remuneration, including separation payments, for Mr. Falcon, Mr. Mandich, Mr. André, and Mr. Bowden were set and approved by the Prudential Compensation Committee. Please see Potential Payments Upon Termination or Change in Control — Separation Agreements section of this proxy statement for a discussion of the separation agreements entered into with Mr. Falcon and Mr. Bowden on April 5, 2021, with Mr. André on March 31, 2021, and Mr. Mandich on May 1, 2021.
EXECUTIVE SUMMARY
An Unparalleled Year of Transformation and Exceptional Performance
2021 was a historic year for Jackson as we completed our separation from Prudential in September 2021. It was a year of transformation for the Company in many respects, as our management team, directors and associates focused on navigating the transition and establishing Jackson as an independent public company.
The year began with an unprecedented degree of management change, as Prudential installed a new leadership team at Jackson to execute on the demerger and deliver optimal outcomes to all stakeholders. Prudential appointed longstanding and well-respected leaders, Ms. Prieskorn and Ms. Wadsten, to serve as our Chief Executive Officer and Executive Vice President & Chief Financial Officer, respectively. In addition, given his depth and knowledge of the business, the continued service and strategic leadership of Mr. Myers was critical to the successful transition of Ms. Prieskorn and Ms. Wadsten into their roles and ultimately to the execution of our strategy and the demerger.
In normal years, Jackson’s 2021 achievements would be deemed exceptional, but 2021 was not a normal year. Rather, in light of the confluence of events and during an unprecedented time of change, uncertainty and complexity, management performed exceptionally and achieved solid financial results. In addition, we successfully executed key aspects of becoming a public company, including listing our Class A Common Stock on the NYSE and appointing a seasoned and diverse Board of Directors. We also continued to successfully navigate the challenges of a global pandemic by keeping employees safe while executing our business strategies, delivering on our commitments to customers, associates and partners and creating value for shareholders.
Here are some examples of our management team’s exceptional performance and execution of the 2021 financial and strategic plans:
Financial and Capital Strength. In addition to our operational accomplishments in navigating the transition to an independent public company, our management team delivered solid financial results in 2021. Some fiscal performance highlights include:
•
Both net income and adjusted operating earnings2 reached a three-year high, increasing to $3.2 billion and $2.4 billion, respectively. Essential to our earnings growth was the performance of our Retail Annuities segment. At the conclusion of 2021, annuity account values reached $259 billion, up nearly 13% from 2020.

•
Our holding company cash position at the end of the fourth quarter of 2021 was over $600 million, exceeding our minimum target of  $250 million.

•
The strength of our business, combined with effective risk management, resulted in healthy statutory capital generation. We ended 2021 with total adjusted capital of  $6.6 billion and a risk-based capital (“RBC”) ratio of 580%, well ahead of our targeted capital levels of a 500-525% adjusted RBC.

•
Our total financial leverage ratio at the end of the fourth quarter of 2021 was 22.9%, well in line with our target range of
20-25%. We closed a $1.6 billion senior debt offering in 2021 with the intention to complete the stand-alone capital structure in the first half of 2022, subject to market conditions.

2 Please refer to Appendix A for an explanation of  “Adjusted Pre-tax Operating Earnings” and a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

2022 PROXY STATEMENT	53

Compensation Discussion and Analysis
•
In line with our commitments, we returned $261 million to shareholders in the fourth quarter of 2021, with $211 million of repurchases and $50 million of dividends. We ended 2021 on pace to reach our 12 month $325 -$425 million capital return target ahead of schedule. In 2022, we shifted our capital return target to a calendar year and increased our target to $425-$525 million.

Products, Sales, and Service. We maintained a leading market position in 2021, exceeding $19 billion in annuity sales through a network of over 580 distribution partners. We continued to diversify and strengthen our leading portfolio by entering the fast-growing registered index-linked annuity (“RILA”) market with the successful launch of a suite of RILA products. We were also recognized by Service Quality Measurement Group, Inc. for excellence in contact center service, including the “Highest Customer Service — Financial Industry” award for achieving the highest first call resolution score in the market.
ESG Initiatives. We are committed to the principles of corporate social responsibility and being stewards of the communities where we live, work, and serve. Our ESG efforts reflect our commitment to a more positive future for all. We are taking meaningful and impactful steps to protect our environment by reducing our carbon footprint, limiting greenhouse gas emissions, consuming energy more efficiently and using natural resources in innovative and impactful ways. Our passionate and committed workforce contributed over 11,500 volunteer hours to our local communities in 2021. From our nine BRAGs that foster diverse associate perspectives and talents, to local and national-level corporate giving programs such as the Jackson Charitable Foundation, we invest in building relationships that serve the greater good. To ensure transparency of our ESG initiatives, we align our disclosure with the SASB standards, utilizing the financials sector standards that most closely aligned with our insurance business.
Continued Successful Navigation Through COVID-19 Pandemic. Throughout the pandemic, management has ensured that the Company was able to successfully adjust to changing environments resulting from the COVID-19 virus and its variants. In 2021, Jackson gradually and carefully re-opened its offices for associates, implemented daily health screens, workplace guidelines for associate safety, training plans, reduced touch points and increased building preparedness, which included additional cleaning and sanitizing protocols. With the health and safety of our community and workforce as a primary focus, we established three priorities during this challenge:
•
continue to serve our customers well;

•
support associates by providing a safe environment and job continuity; and

•
preserve a strong financial and liquidity position to execute business plans and remain positioned to succeed beyond this pandemic.

COMPENSATION PHILOSOPHY
At its first meeting in September 2021, the Compensation Committee designed and approved our new public company’s executive compensation approach and reaffirmed the pay-for-performance philosophy. Our philosophy is intended to align the interests and incentives of our NEOs with those of our long-term shareholders by linking a substantial portion of each NEO’s compensation to achievement of performance metrics aligned with our strategy and includes the following general principles and objectives:
PAYING FOR PERFORMANCE	A significant percentage of executive compensation is in the form of at-risk incentive elements that are based on Company and individual performance against preset goals that are aligned with our long-term goals and drive increases in shareholder value
PROVIDING COMPETITIVE TARGET TDC OPPORTUNITIES	We aim to offer competitive compensation that enables us to attract, motivate and retain high-performing executives
ALIGNING EXECUTIVES’ INTERESTS WITH SHAREHOLDER INTERESTS	A significant portion of our NEOs’ Target TDC is delivered in the form of stock-based incentives
ENCOURAGING LONG-TERM DECISION-MAKING	Our long-term incentive compensation program includes awards with multi-year overlapping performance or restriction periods
REINFORCING STRONG RISK MANAGEMENT	Our compensation program is designed to incentivize actions that create sustainable shareholder value thereby minimizing excessive or inappropriate risk-taking
MAINTAINING STRONG GOVERNANCE	The Compensation Committee provides direct oversight to ensure rigorous plan design, goal-setting, risk mitigation, and appropriate benchmarking

54	2022 PROXY STATEMENT

Compensation Discussion and Analysis
OUR COMPENSATION AND GOVERNANCE PRACTICES
Our compensation program is generally comprised of three core elements:
•
base salary;

•
annual incentive bonus; and

•
long-term incentive (“LTI”) awards

Collectively, these elements of compensation comprise our TDC and are designed to further the goals set forth in our compensation principles and align with the governance practices.
WHAT WE DO	WHAT WE DON’T DO
Pay-for-performance compensation philosophy	No hedging or pledging of Company stock by executive officers or directors
Significant majority of executive compensation in the form of at-risk, performance-based pay
Annual incentive linked to ESG performance	No “single-trigger” or excessive change-of-control severance benefits
Multi-year vesting and performance periods for equity grants
Multiple performance metrics deter excessive focus on a singular performance goal	No golden parachute excise tax gross-ups in connection with a change-of-control
“Clawback” in the event of an accounting restatement, breach of law or misconduct during the performance period	No repricing of options permitted in the Jackson OIP
Robust stock ownership guidelines
Annual assessment of compensation risks	No evergreen provision in the Jackson OIP
Limited perquisites	No payout of dividend equivalents accrued on equity awards unless and until award vests
Independent compensation consultant

2022 PROXY STATEMENT	55

Compensation Discussion and Analysis
PAY MIX OF OUR NEOs
The illustrations below compare the 2021 and 2022 pay mix for our CEO and other currently employed NEOs. The pay mix from 2021 reflects decisions made by the Prudential Compensation Committee. Following the demerger, the Compensation Committee approved changes in the pay mix for the 2022 compensation year to align with our peer group and industry pay practices. This new pay mix strengthens our emphasis on long-term equity incentive compensation rather than the annual incentive bonus, maintains an appropriate level of at-risk compensation, and further aligns the interests of our NEOs with long-term shareholders.
CEO PAY MIX

CEO Pay Mix - 2021

91% At-Risk
9% Salary
56% Target Annual
Cash Bonus
35% Target
Long-Term Incentive

CEO Pay Mix - 2022

89% At-Risk
11% Salary
22% Target Annual
Cash Bonus
67% Target
Long-Term Incentive

CEO Pay Mix - Market

89% At-Risk
11% Salary
21% Target Annual
Cash Bonus
68% Target
Long-Term Incentive

ALL OTHER NEOS PAY MIX

All Other NEOs Pay Mix - 2021

88% At-Risk
12% Salary
43% Target Annual Cash Bonus
45% Target Long-Term Incentive

All Other NEOs Pay Mix - 2022

84% At-Risk
16% Salary
29% Target Annual Cash Bonus
55% Target Long-Term Incentive

All Other NEOs Pay Mix - Market

83% At-Risk
17% Salary
31% Target Annual Cash Bonus
52% Target Long-Term Incentive

56	2022 PROXY STATEMENT

Compensation Discussion and Analysis
Role of the Compensation Committee
The Compensation Committee is tasked with discharging the Board’s responsibilities relating to executive compensation. The Compensation Committee is currently responsible for:
•
Establishing and periodically reviewing the Company’s general compensation philosophy, strategy and principles, and in consultation with senior management and taking into account shareholder feedback (including the results of our Say-on-Pay vote), overseeing the development and implementation of compensation programs in accordance with those principles.

•
Annually reviewing and approving corporate goals and objectives relevant to the CEO’s total compensation, evaluating the CEO’s performance, and recommending for approval by the independent directors of the Board the CEO’s total compensation level based on such evaluation.

•
Annually reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s other NEOs; with input from the CEO, evaluating the performance of these executive officers; reporting the results to the Board; and reviewing and approving incentive compensation levels for NEOs other than the CEO.

•
Reviewing and approving all compensation arrangements with executive officers other than the CEO, including employment, consulting, retirement, severance, and change-in control agreements.

•
Reviewing and making recommendations to the Board with respect to the Company’s equity-based compensation programs.

•
Reviewing and overseeing compliance with the Company’s executive officer stock ownership guidelines, hedging, pledging, and clawback policies.

•
Overseeing management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk-taking.

The Role of Our CEO
Ms. Prieskorn, as part of her responsibilities as our CEO, evaluates each executive officer’s performance and makes recommendations regarding the executive officer’s compensation to the Compensation Committee.
The Role of the Committee’s Advisors
In preparation for the demerger, Mercer worked closely with our independent Board Chair to review the then-existing compensation program and recommend changes that could be implemented by the newly public company. After the demerger, the Compensation Committee continued utilizing Mercer as its independent consultant. Mercer provides research, analysis, and independent advice, on topics such as the compensation of our NEOs, executive compensation trends, and peer companies that may be utilized for comparative purposes.
Mercer reports directly to the Compensation Committee, and the Compensation Committee may replace the firm or hire additional consultants or advisors at any time. The Compensation Committee and the Board are ultimately responsible for making decisions regarding the compensation arrangements and levels of our executive officers after considering input from their consultants. The Compensation Committee has assessed the independence of Mercer based on New York Stock Exchange listing standards and applicable SEC regulations and concluded that Mercer’s engagement does not raise any conflicts of interest.
2021 Compensation Decisions
Before the demerger, Mercer provided a review and analysis of the Company’s then-existing executive compensation program, as well as observations and recommendations of potential changes designed in order to ensure our compensation programs were aligned with common peer practices within our industry. The Compensation Committee reviewed these recommendations and concluded that the elements of the executive compensation program (i.e., base salary, annual incentive bonus, LTI) were appropriate for the new public company, that the mix of these elements needed adjustment, but given the timing of the demerger at the end of the third quarter of 2021, the pay mix changes would be made for the 2022 compensation year. For 2021, the Compensation Committee (i) updated the 2021 annual incentive program in which Ms. Prieskorn, Ms. Wadsten, Mr. Myers and Mr. Romine participate so that the terms established by Prudential before the demerger applied for the first nine months of 2021 and the new Jackson metrics applied for the remaining three months of 2021, (ii) adopted a new equity-based long-term incentive program, (iii) granted new equity-based long-term incentive awards (including 2021 annual awards as well as the founders and celebration awards made in connection with our demerger from Prudential), (iv) converted outstanding Prudential long-term incentive awards, and (v) established new stock ownership

2022 PROXY STATEMENT	57

Compensation Discussion and Analysis
guidelines for our executives. The Compensation Committee also approved the compensation package, which was developed based on survey data of similar roles at external companies and awarded to Mr. Romine upon his promotion in December 2021.
ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Overview
For 2021, the compensation program for our NEOs consisted of salary, short-term cash-based annual incentive bonus, long-term incentives, certain benefits, and limited perquisites and was designed by Prudential. The compensation packages in place for our NEOs at demerger included a strong weighting toward at-risk pay versus fixed pay, but reflected higher cash compensation than equity compensation.
Importantly, our NEOs’ compensation and pay mix for 2022 will differ substantially from the 2021 figures described in this compensation discussion and analysis and related tables. Specifically, our Compensation Committee has reset each element of our NEOs’ compensation for 2022 to ensure appropriate alignment with shareholder interests and with peer and U.S. public company norms. The changes made for 2022 reflect our strong cultural orientation toward performance-based compensation and include higher equity-based compensation than cash compensation.
Set forth below is a discussion of each element of compensation, the reason that we provide each element, and how that element fits into our overall compensation philosophy. Where changes have been made to better align with our new U.S. public company status, additional detail is provided below, and in the Pay Mix of our NEOs section of this proxy statement.
Base Salary
The Company provides base salaries that are reflective of the responsibilities of each role while being competitive in the markets in which we compete for talent. Consistent with our pay-for-performance philosophy, base salary comprises not just the smallest percentage of our executives’ total compensation but also the only fixed pay element. The Compensation Committee annually reviews and, if appropriate, adjusts each NEO’s base salary. For the base salary of our Chief Executive Officer, the Compensation Committee recommends any such adjustment for approval by our independent directors. Executive officers receive base salary increases less frequently than other associates and the Compensation Committee considers several factors when determining if a base salary adjustment is warranted. These factors include Company performance against business objectives, changes in individual levels of responsibility, individual performance and experience, market data regarding similar positions in the financial sector, salaries of other similar internal roles, knowledge of our unique business and relationships, and general economic conditions. While the Compensation Committee considers these factors to guide their decisions, it does not rely on them exclusively. The Compensation Committee exercises business judgment based on a thorough assessment of compensation levels and alignment with our compensation philosophy and pay strategy.
The table below sets forth the annualized base salaries of our currently employed NEOs as of December 31, 2021. For NEOs other than Mr. Romine, these base salaries were approved by the Prudential Compensation Committee. Due to his promotion in December, Mr. Romine’s base salary was approved by the Compensation Committee.
NAME	ANNUALIZED 2021 SALARY (AS OF DECEMBER 31, 2021)
Laura L. Prieskorn	$800,000
Marcia L. Wadsten	$600,000
P. Chadwick Myers	$680,000
Craig D. Smith	$450,000
Scott E. Romine	$500,000
Short-Term Incentives for 2021
An important element of NEO compensation is the annual incentive plan compensation. The annual incentive focuses executives on the achievement of organizational and individual results within a performance year by providing variable compensation that is largely determined by performance measures on a Company-wide basis or with respect to one or more business units, divisions or affiliates, and

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Compensation Discussion and Analysis
on individual performance. The preset performance objectives are intended both to achieve our strategic goals while representing challenging standards of performance, and also to be within reach if such efforts are made.
Our NEOs participate in the annual incentive programs discussed below.
Jackson Financial Inc. Annual Bonus Program
Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Mr. Myers participated in the Company’s 2021 annual bonus program. Performance metrics for the 2021 annual bonus program were approved by the Prudential Compensation Committee and applied to performance for the first nine months of the year. After the demerger, our Compensation Committee approved performance metrics for the remaining three months of 2021. Overall funding for the annual bonus pool in which each such NEO participated was based (i) 75% on the achievement of the pre-demerger performance metrics and (ii) 25% on the achievement of the post-demerger performance metrics.
2021 SHORT-TERM INCENTIVE PERFORMANCE MEASURES
	Goal	Weighting	Threshold(1)	Target(1)	Maximum(1)
Q1 — Q3 2021 PRE-DEMERGER (75%)	RBC Position(2)	55%	460%	490%-510%	540%
	Pre-Tax Adjusted Operating Earnings(3)	35%	$906m	$1,133m	$1,360m
	Other Key Objectives	10%	See description below

Q4 2021 POST-DEMERGER (25%)	Pre-Tax Adjusted Operating Earnings(3)	35%	$302m	$378m	$454m
	Excess Capital Generation(4)	35%	-$121m	$4m	$129m
	Key Strategic Objectives	30%	See description below

(1)
If actual performance is below the threshold level for a performance measure, then there will be 0% payout for such measure. If actual performance for a performance measure is between the threshold and target levels, or the target and maximum levels, then straight-line interpolation will be used to determine the payout percentage.

(2)
RBC measured as of 9/30/2021 and adjusted to include cash and cash investments at JFI in excess of our target minimum cash and cash equivalents at JFI.

(3)
Please refer to Appendix A for an explanation of  “Pretax Adjusted Operating Earnings” a reconciliation of non-GAAP financial measures to our results as reported under GAAP.

(4)
Please see Appendix A for an explanation of how “Excess Capital Generation” is calculated.

Pre-Demerger Performance Measures. The performance measures that applied to the first nine months of fiscal year 2021 included the Company’s RBC position measured as of September 30, 2021, the Company’s pre-tax adjusted operating earnings for the first nine months of fiscal year 2021, and the achievement of certain other financial, strategic, and risk objectives that were established by the Prudential Compensation Committee. The key objectives, together with the weighting of each category, are set forth in the following table.
FINANCIAL OBJECTIVES (5%)

Target financial performance, including:
•
Achieve target 2021 expense savings;

•
Maintain target ratings;

•
Finalize capital management and debt activities planned for 2021; and

•
Achieve standalone valuation of  >$3bn within target timeframe.

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Compensation Discussion and Analysis
STRATEGIC OBJECTIVES (5%)

Actively engage and collaborate with Prudential to deliver strategic objectives, including:
•
Maintain a strong balance sheet by remaining disciplined on product profitability and capital consumption, including target return of capital (between $325m and $425m) to shareholders within 12 months of demerger;

•
Broaden portfolio of retail annuities, including launching a Registered Index-Linked Annuity (“RILA”) product and a fee-based variable annuity product targeted at Independent Registered Investment Advisors (“iRIAs”);

•
Leverage and expand Jackson’s distribution network through new partnerships, accelerating sales of fee-based annuities by iRIAs and investment advisors, and providing access to the Company’s or third-parties’ insurance support desks; and

•
Expand the market for retirement products by partnering with wealth management solution providers.

RISK OBJECTIVES

Core expectations; not factored into weights. Demonstrate appropriate risk-focused behaviors, including:
•
Ensure that Jackson meets the requirements of the risk mandate and complies with the risk framework;

•
Ensure that risk considerations are embedded as part of business decision-making;

•
Manage financial and non-financial risks, including demerger execution risks;

•
Respond promptly to regulatory queries;

•
Establish a stand-alone risk governance, framework, and function;

•
Support transition of business services shared by Prudential and Jackson; and

•
Deliver the agreed actions from the 2020 Equal Employment Opportunity Commission Consent Decree.

Post-Demerger Performance Measures. The post-demerger performance measures, which were measured over the final three months of fiscal year 2021 (except for the key strategic objectives, which were measured over the full year), were selected by our Compensation Committee and included:
•
Profitability, as measured by pre-tax adjusted operating earnings;

•
Excess capital generation, focused on building capital to support deleveraging and returning capital to shareholders in the future; and

•
Key strategic objectives, reflected by a number of actions including the successful completion of key activities relating to becoming a public company and achievement of customer service objectives, product and distribution strategy, and ESG initiatives.

The specific objectives that comprise the key strategic objectives included in the post-demerger performance measures, together with the weighting of each category, are set forth in the following table.
GOING PUBLIC (15%)

•
Successful execution of all key aspects of becoming a new public company (e.g., governance process, public filings, investor relations, etc.).

•
Reduced Total Financial Leverage, focused on a debt/(debt+capital) ratio at or below 30% at the time of the demerger, with a long-term goal of 20% to 25%.

•
Complete the debt placement and recapitalization of Jackson National Life.

PRODUCTS AND DISTRIBUTION STRATEGY (5%)

Broaden product offerings, including the successful launch of RILA and further expand distribution relationships, including partnerships with wealth management solution providers; successful execution of all key aspects of distribution strategy.

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CUSTOMER SERVICE (5%)
Maintain a customer service focus measured by key criteria including complaint ratios relative to industry standards and breach/data/privacy protection monitored relative to key statistical measures.
ESG (5%)
Develop a strong ESG framework including operational efficiencies, green power strategies, waste and renewables, employee safety, an inclusive work environment and overall governance structures.
The table below sets forth the threshold, target, and maximum payout levels for each of the performance measures, the actual achievement and payout percentage for each such measure, and the overall weighted average payout percentages.
	2021 SHORT-TERM INCENTIVE PERFORMANCE METRIC RESULTS
			Payout Scale			Actual	Payout
	Goal	Weighting	Threshold(1)	Target(1)	Maximum(1)	Performance	Percentage
Q1 — Q3 2021 PRE- DEMERGER (75%)	RBC Position(2)	55%	50%	80%	150%	609%	150%
	Pre-Tax Adjusted Operating Earnings(3)	35%	0%	100%	200%	$1,965	200%
	Other Key Objectives	10%	0%	100%	200%	100%	100%
	Average Payout Percentage						162.5%

Q4 2021 POST- DEMERGER (25%)	Pre-Tax Adjusted Operating Earnings(3)	35%	50%	100%	200%	$816m	200%
	Excess Capital Generation(4)	35%	50%	100%	200%	$76m	157.6%
	Key Strategic Objectives	30%	50%	100%	200%	150%	150%
	Average Payout Percentage						170.2%
	Overall Weighted Payout Percentage						164.4%
(1)
If actual performance is below the threshold level for a performance measure, then there is 0% payout for such measure. If actual performance for a performance measure is between the threshold and target levels, or the target and maximum levels, then straight-line interpolation is used to determine the payout percentage.

(2)
RBC measured as of 9/30/2021 and adjusted to include cash and cash investments at JFI in excess of our target minimum cash and cash equivalents at JFI. Please see Appendix A for an explanation of  “RBC Position” and the adjustments made.

(3)
Please refer to Appendix A for an explanation of a “Pre-tax Adjusted Operating Earnings” reconciliation of non-GAAP financial measures to our results as reported under GAAP.

(4)
Please see Appendix A for an explanation of how “Excess Capital Generation” is calculated.

Annual Bonus Amounts for Fiscal Year 2021
2021 BASE SALARY	X	ANNUAL BONUS TARGET	X	APPROVED PAYOUT PERCENT	=	ANNUAL BONUS AMOUNT
In order to receive an annual bonus, a NEO must remain employed by the Company on the payment date, except in cases of termination on account of death, “disability” or “retirement” (each as defined in the Jackson OIP), in which case the executive will be paid a pro-rated bonus based on the proportion of the performance year worked.

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Compensation Discussion and Analysis
The table below sets forth the target bonuses and actual bonus amounts earned for 2021 for each of Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Mr. Myers. The cash bonuses earned by these executives are reflected in the “Non-Equity Incentive Compensation” column of our 2021 Summary Compensation Table.
While the Compensation Committee, in its discretion, may vary individual bonus percentage payouts based on an individual executive’s performance, the Compensation Committee determined that it was appropriate to award a cash bonus based on the full bonus pool funding level of 164.4% for Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Mr. Myers in consideration of their extraordinary performance in achieving the Company’s strategic goals in 2021.
	2021 SHORT-TERM INCENTIVE PROGRAM AWARDS
NAMED EXECUTIVE OFFICER	Target Bonus	Approved Payout Percentage	Annual Bonus Amount
Laura L. Prieskorn	$5,000,000 (625% of Base Salary)	164.4%	$8,220,000
Marcia L. Wadsten	$1,800,000 (300% of Base Salary)	164.4%	$2,959,200
P. Chadwick Myers	$4,080,000 (600% of Base Salary)	164.4%	$6,707,500
Scott E. Romine	$873,151 (pro-rated based on job change)	164.4%	$1,435,500
PPM 2021 Bonus Pool. Mr. Smith participated in the PPM 2021 Bonus Pool (the “PPM Bonus Pool”), approved by the Prudential Compensation Committee for PPM employees. In 2021, 90% of the PPM Bonus Pool was funded based on investment criteria delivered for each of its clients on an assets under management-weighted basis. For some clients, the assessment was based primarily on one- and three-year performance of funds against their respective benchmarks or peer groups; for others, it was a combination of investment performance and other measures, such as purchase spreads or credit losses. Each client also had the opportunity to assess a discretionary element to address issues like client service, compliance, and similar factors. The remaining 10% of the PPM Bonus Pool was funded based on a qualitative assessment of PPM’s achievement of fundamental financial and productivity goals relating to pre-tax net income, basis point costs, and core operating earnings. Based on 2021 performance, the bonus pool was funded at 136.2% of the target funding amount.
For 2021, the target bonus under the PPM Bonus Pool for Mr. Smith was $1,575,900 (350.2% of base salary) and his actual bonus earned, which took into account both pool funding and individual performance, was $2,304,000, or 146.2% of target.
Long-Term Incentives for 2021
Our long-term incentive (“LTI”) program is designed as a key tool for attraction and retention of senior-level talent and rewards participants based on longer-term business outcomes to align our NEOs’ interests with the interests of our shareholders. The LTI program is designed to incentivize the delivery of longer-term business plans, sustainable long-term returns for shareholders, and strategic priorities. In line with our pay-for-performance philosophy, long-term incentive compensation forms a meaningful part of the compensation of our NEOs.
No equity awards were granted to the NEOs by Prudential during the usual grant cycle in the first half of 2021, as Prudential intended that grants be made in Company common stock instead of Prudential stock, which would be subject to a conversion. However, the demerger, which was originally scheduled for the first half of 2021, was delayed, resulting in a delay of equity award grants. As such, following the demerger and because of the delay in the equity award grant, the Compensation Committee prioritized granting long-term incentive awards generally consistent with the values set by the Prudential Compensation Committee, to our currently employed NEOs and converting previously granted Prudential equity awards to Company common stock.
Each of our currently employed NEOs was granted an award of performance share units (“PSUs”) and restricted share units (“RSUs”) in October 2021 under our LTI program. Each executive’s aggregate target LTI award for 2021 was granted 60% in the form of PSUs and 40% in the form of RSUs. The number of units granted to each executive was determined by dividing the dollar value of the executive’s target award by the Company’s 10-day average closing price prior to the grant date, which was October 4, 2021. Due to the timing of the demerger, these 2021 awards were granted approximately six months later than the time at which we would normally have granted

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annual LTI awards. Accordingly, these 2021 awards provide for vesting to occur over a 30-month period rather than the normal 36 months. Any PSUs and RSUs that vest will be settled in shares of the Company’s common stock.
PSUs. The PSUs granted in 2021 may be earned based on the Company’s achievement of certain financial performance measures over a three-year performance period commencing on January 1, 2021 and ending on December 31, 2023. PSUs may vest between 0% and 200% of the target award based on the achievement of the performance measures. The performance measures used for the PSUs focus on critical measures as a U.S. public company and provide a balance between cash flow generation and return on equity. The performance measures are as follows:
•
Generation of Net Cash Flow Available to JFI, which supports facilitation of deleveraging and shareholder capital return; and

•
Adjusted Operating Return on Equity (“ROE”), which helps ensure the quality of profits.

The weight and the threshold, target, and maximum performance goals for each of the two performance measures are set forth in the following table.
2021-2023 GOALS(1)
Performance Measure	Weight	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Generation of Net Cash Flow Available to JFI(2)	60%	$1,559m	$2,059m	$2,559m
Adjusted Operating ROE(2)	40%	15.0%	18.7%	22.4%

(1)
If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation. If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure.

(2)
This is a non-GAAP measure. See Appendix A for reconciliation to the most directly comparable financial measure or measures calculated and presented in accordance with GAAP.

Any PSUs that become earned based on the achievement of the performance measures will vest on April 4, 2024. The table below sets forth the target number of PSUs granted to our NEOs in 2021 under our LTI program, together with the grant date value of such PSUs based on the closing price of our common stock on the grant date of  $26.41.
NEO	PSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	72,018	1,901,955
Marcia L. Wadsten	45,011	1,188,741
P. Chadwick Myers	81,020	2,139,738
Craig D. Smith	29,257	772,677
Scott E. Romine(1)	28,152	918,197

(1)
Mr. Romine was granted two PSU awards in 2021, an initial grant of 15,753 PSUs on October 4, 2021, and a second grant of 12,399 PSUs on December 27, 2021 in connection with his promotion to President of Jackson National Life Distributors LLC. The amounts in the table for Mr. Romine include both grants. The second grant of PSUs has the same performance measures and vesting terms as the PSUs described above, except that they vest on June 27, 2024. The grant date value of the second grant was determined based on the closing price of our common stock on the grant date of  $40.50.

RSUs. The RSUs granted in 2021 will vest as follows: (i) one-third of the RSUs will vest on the first anniversary of the grant date; (ii) one-third of the RSUs will vest on the second anniversary of the grant date; and (iii) one-third of the RSUs will vest on the thirty-month anniversary of the grant date. The table below sets forth the number of RSUs granted to our NEOs in 2021 under our LTI program, together with the grant date value of such RSUs based on closing price of our common stock on the grant date of  $26.41.
NEO	RSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	48,012	1,267,997
Marcia L. Wadsten	30,007	792,485
P. Chadwick Myers	54,013	1,426,483
Craig D. Smith	19,504	515,101
Scott E. Romine(1)	18,768	612,131

(1)
Mr. Romine was granted two RSU awards in 2021, an initial grant of 10,502 RSUs on October 4, 2021, and a second grant of 8,266 RSUs on December 27, 2021 in connection with his promotion to President of Jackson National Life Distributors LLC. The amounts in the table for Mr. Romine include both grants. The second grant

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Compensation Discussion and Analysis
of RSUs has the same vesting terms as the RSUs described above, except that one-third of the RSUs will vest on each of December 27, 2022, December 27, 2023, and June 27, 2024. The grant date value of the second grant was determined based on the closing price of our common stock on the grant date of  $40.50.
If the Company declares and pays a cash dividend or distribution on its common shares, a dividend equivalent equal to such dividend or distribution will be credited on then outstanding PSU and RSU awards. A dividend equivalent will be deemed reinvested in additional PSUs or RSUs, as applicable, and will be subject to the same terms and conditions as the underlying PSU or RSU awards. A dividend equivalent will not be payable unless and until the related PSU or RSU awards vests and is paid.
The terms of the PSUs and RSUs state that vesting of such awards is subject to the executive’s continued employment through the vesting date. However, if the executive departs the Company due to a qualifying retirement, all PSUs and RSUs granted at least six months prior to the retirement will become vested on the applicable vesting date, subject to the executive signing a release of claims against the Company. Each of our current NEOs currently meets the age and service requirements to be eligible for a qualifying retirement under the terms of the Jackson OIP.
The treatment of outstanding PSU and RSU awards upon a termination of the executive’s employment and/or a change in control of the Company is described below in the section entitled “Potential Payments Upon Termination or Change in Control.”
Founders/Celebration Awards. In October 2021, we granted one-time celebration awards to our regular employees, including our currently employed NEOs, and one-time founders awards to a focused group of employees, including Ms. Prieskorn and Ms. Wadsten. The purpose of the celebration and founders awards was to reward performance in conjunction with the preparation and successful completion of the demerger, to enhance engagement and encourage retention during and after the demerger, to help employees establish a meaningful stake in the new public company, and to align the interests of recipients with shareholders. The celebration and founders awards were granted in the form of RSUs under the Jackson OIP. The celebration and founders RSU awards have the same terms and conditions as the LTI program RSUs discussed above, except that the celebration RSUs vest after one year and the founders RSUs vest ratably over two years, and the celebration RSUs do not contain the termination without cause (or for good reason) special vesting provisions contained in the LTI program RSUs. The table below sets forth the number of celebration and/or founders RSUs granted to our NEOs in 2021, together with the grant date value of such RSUs based on closing price of our common stock on the October 4, 2021, grant date of  $26.41.
NEO	FOUNDERS RSUs (#)	GRANT DATE FAIR VALUE ($)	CELEBRATION RSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	75,018	1,981,225	5,626	148,583
Marcia L. Wadsten	46,886	1,238,259	5,626	148,583
P. Chadwick Myers	—	—	5,626	148,583
Craig D. Smith	—	—	1,875	49,519
Scott E. Romine	—	—	1,875	49,519
PPM Performance Incentive Award Plan. Mr. Smith participates in the PPM Performance Incentive Award Plan (the “PIA”), which was designed by the Prudential Compensation Committee. The plan is intended to further align individual compensation to the investment performance delivered to PPM clients. For 2021, Mr. Smith received an award under the PIA with a grant date value of  $375,000. PIA Awards are notionally invested in shares of PPM mutual funds and vest on the three-year anniversary of the grant date, subject to continued employment through the vesting date. Upon vesting, participants receive a cash payment equal to the value of their notionally invested award as of such vesting date.
Awards under the PIA are subject to downward adjustment prior to vesting and subject to clawback for an additional two years after the completion of a performance period, in the event of a breach of law during the performance period, or if there is a materially adverse downward restatement of the financial statements of PPM for any year during the performance period. Awards can also be adjusted downward prior to vesting if a matter arises that the Compensation Committee believes affected or may affect the reputation of PPM.
The 2018 PIA Award previously granted to Mr. Smith in 2018 vested in April 2021. The cash amount payable under this award ($232,505) is included in the Summary Compensation Table. The amount was determined based on returns in the PPM Core Plus Fixed Income Fund, PPM High Yield Core Fund, and PPM Small Cap Value Fund (the latter of which is no longer in existence) managed by PPM during the three-year performance period, which represented a return of 116% on the original grant amounts of  $200,000 in 2018.

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Mr. Mandich, who retired on May 1, 2021, also vested in his 2018 award and his payment of  $563,825 (original grant of  $485,000) is reflected in the Summary Compensation Table.
The PIA Award granted to Mr. Smith in 2021 is reflected in the 2021 Grants of Plan Based Awards Table and, if Mr. Smith is one of our NEOs for 2024, will be reflected in the “Non-Equity Incentive Compensation” column of our 2024 Summary Compensation Table when earned.
Share Ownership Guidelines
The Compensation Committee adopted share ownership guidelines applicable to senior executives of the Company. The material terms of the share ownership guidelines are as follows:
TITLE	REQUIRED HOLDINGS
CEO	7 x annual base salary
Executive Committee members	4 x annual base salary
Senior Vice Presidents (and equivalent)	1 x annual base salary
Each covered executive is required to achieve the applicable share ownership level within five years after becoming subject to it. For purposes of determining ownership levels, shares held outright, vested shares held in deferred accounts, shares held in retirement accounts, and unvested stock-RSUs granted under the Jackson OIP are counted. Unvested PSUs and unexercised stock options will not count toward determining ownership levels. If a covered executive fails to meet the guidelines within five years, a mandatory deferral of all or a portion of the annual bonus payment into RSUs will be applied.
Nonqualified Deferred Compensation Plan
Jackson National Life Insurance Company Management Deferred Income Plan (“MDIP”). All NEOs are eligible to participate in the MDIP, an unfunded, non-qualified deferred compensation plan offered to a select group of management and highly compensated employees, including the NEOs. Participation in the MDIP is voluntary and provides participants the opportunity to defer income until a later date. Participants may elect to defer a portion of their salary, annual incentive bonus, and/or special compensation during an open enrollment period prior to the year in which the compensation is earned. Amounts deferred are credited to a bookkeeping account and are always 100% vested. A participant may direct the deemed investment of his or her account among the notional investment options available. A participant can elect to receive payment of deferred amounts upon termination of employment or after a specified calendar year. Payment options include a single lump sum or annual installments not to exceed 25 years.
For more information on the Company’s deferred compensation plans, see the Fiscal Year 2021 Nonqualified Deferred Compensation Plans table.
Tax Implications
Section 162(m) of the Internal Revenue Code generally limits the deductibility, for federal income tax purposes, of compensation paid to certain executives of publicly held companies to $1 million per person per year. As a publicly held company, we are subject to the Section 162(m) compensation deduction limits. However, our Compensation Committee has the ability to authorize compensation payments that are not deductible for federal income tax purposes when the Committee believes that such payments are appropriate to attract, retain and incentivize executive talent.
Limited Perquisites and Other Benefits
The Company provides limited perquisites to employees, including the NEOs, to facilitate the performance of their management responsibilities.
We maintain corporate aircraft that are used primarily for business travel by our executive officers. In order to provide the CEO and certain direct reports of the CEO with a secure and private environment in which to work while they travel, and to promote the efficient and effective use of their time, these NEOs and their guests may occasionally use our corporate aircraft for non-business purposes, subject to approval on a case-by-case basis and the availability of planes and crews. Our NEOs incur taxable income, calculated in

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Compensation Discussion and Analysis
accordance with the Standard Industry Fare Level rates, for personal use of our corporate aircraft. We do not grant bonuses to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel on our corporate aircraft.
Under the terms of her offer letter, Prudential provided Ms. Prieskorn with an allowance equal to 13% of her base salary, in lieu of the pension contribution generally available to Prudential employees located in the UK, less any discretionary profit-sharing contribution received under Jackson National Life Insurance Company Defined Contribution Retirement Plan (“DCRP”). This benefit was payable in biweekly cash installments and treated as taxable compensation.
Retirement Plans
All NEOs participate in our DCRP, in which all U.S. based employees are generally eligible to participate. Under the DCRP, a 401(k) plan, employees are permitted to contribute their annual eligible compensation, subject to limits imposed by the Internal Revenue Code and the Plan. We match 100% of the first six percent of eligible compensation contributed and may make a discretionary profit-sharing contribution. We do not provide or maintain any defined benefit plans or supplemental executive retirement plans that cover our NEOs.
Clawback Policy
The Company maintains a Compensation Clawback Policy, which provides the Compensation Committee the ability to recover long-term and/or short-term incentive compensation from executives, including our NEOs, in the event of fraud, malfeasance and/or a financial restatement. The Company will seek to recover any incentive compensation where (i) the incentive compensation was predicated on achieving certain financial results that are subsequently the subject of a substantial restatement of the Company’s filed financial statements and the Compensation Committee determines that the executive engaged in intentional misconduct that caused or substantially caused the need for a substantial or material restatement or a lower or no payment or award would have been made or granted to the executive based on the restated financial results; and/or (ii) the Compensation Committee concludes that the executive engaged in fraud, embezzlement, or a violation of his or her employment agreement including violation of the Company’s Code of Conduct and Business Ethics or misconduct that either results or could reasonably be expected to result in material reputational or other harm to the Company.

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Compensation Discussion and Analysis
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s proxy statement for its 2022 annual meeting of shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission. The Compensation Committee acts under a charter that is reviewed annually. The current Charter is available to shareholders at the Governance section of Jackson’s website at investors.jackson.com/governance.
Esta E. Stecher, Chair
Gregory T. Durant
Steven A. Kandarian
Drew Lawton
Members of the Compensation Committee
of the Board of Directors

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Executive Compensation Tables
SUMMARY COMPENSATION TABLE
The following Summary Compensation Table and accompanying footnotes present important information regarding compensation for each of our NEOs. Additional information regarding the elements of compensation approved by the Prudential Compensation Committee and the elements approved by the Compensation Committee, including the refined Jackson compensation program which shifted a higher percentage of incentive compensation from cash to equity-based compensation, are detailed in the compensation discussion and analysis above.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)(2)	STOCK AWARDS ($)(3)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL COMPENSATION ($)
Laura L. Prieskorn Chief Executive Officer	2021	768,846	268	5,299,800	8,220,000	42,855	122,406	14,454,175
Marcia L. Wadsten Executive Vice President & Chief Financial Officer	2021	576,635	3,844	3,368,068	2,959,200	89,783	34,800	7,032,330
P. Chadwick Myers Vice Chair of Jackson Holdings LLC	2021	680,000	266	3,714,804	6,707,500	142,548	68,975	11,314,093
	2020	680,000	4,502,054	6,045,814	—	114,702	352,677	11,695,247
Craig D. Smith President Chief Executive Officer and Chief Investment Officer, PPM	2021	450,000	224	1,337,297	2,304,000	—	34,800	4,126,321
	2020	395,000	—	787,518	2,134,423	—	53,761	3,370,702
Scott E. Romine President of Jackson National Life Distributors	2021	358,654	247	1,579,847	1,435,500	6,507	34,800	3,415,555

Michael I. Falcon Former Chief Executive Officer	2021	215,385	—	—	—	—	23,533,174	23,748,559
	2020	804,000	122,977	7,245,971	—	—	525,302	8,698,250
Mark B. Mandich Former President & Chief Executive Officer, PPM	2021	215,239	—	—	563,825	13,536	8,602,334	9,394,934
	2020	525,000	—	1,534,681	3,175,253	13,396	72,343	5,320,673
Andrew J. Bowden Former Executive Vice President & General Counsel	2021	103,142	—	—	—	—	9,011,262	9,114,404
Axel P. André Former Executive Vice President & Chief Financial Officer	2021	116,309		—	—	—	2,969,092	3,085,401
	2020	519,231	4,132,313	3,610,803	—	—	397,616	8,659,973

(1)
Amounts reported in the Salary column reflect the actual amount of base salary paid to each NEO in that year.

(2)
Amounts in this column for 2021 include holiday bonuses of  $268, $266, $266, $224 and $247 paid, respectively, to Ms. Prieskorn, Ms. Wadsten, Mr. Myers, Mr. Smith and Mr. Romine. Also included is an anniversary bonus of  $3,578 for Ms. Wadsten.

68	2022 PROXY STATEMENT

Executive Compensation Tables
(3)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted in the applicable year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). See Note 16 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for assumptions used to determine the values of these awards. The stock awards granted in 2021, and their grant-date fair values, are as follows:

	Number of Shares or Units of Stock	Grant-Date Fair Value
NAME	(#)	($)
Laura L. Prieskorn
LTI RSUs	48,012	1,267,997
LTI PSUs	72,018	1,901,955
Founders RSUs (one time)	75,018	1,981,225
Celebration RSUs (one time)	5,626	148,583
Marcia L. Wadsten
LTI RSUs	30,007	792,485
LTI PSUs	45,011	1,188,741
Founders RSUs (one time)	46,886	1,238,259
Celebration RSUs (one time)	5,626	148,583
P. Chadwick Myers
LTI RSUs	54,013	1,426,483
LTI PSUs	81,020	2,139,738
Celebration RSUs (one time)	5,626	148,583
Craig D. Smith
LTI RSUs	19,504	515,101
LTI PSUs	29,257	772,677
Celebration RSUs (one time)	1,875	49,519
Scott E. Romine
LTI RSUs	18,768	612,131
LTI PSUs	28,152	918,197
Celebration RSUs (one time)	1,875	49,519
The maximum value for PSUs granted in 2021 under the Company’s LTI program, assuming the highest level of performance achieved and using the grant date share price of  $26.41, is:
Laura L. Prieskorn	Marcia L. Wadsten	P. Chadwick Myers	Craig D. Smith	Scott E. Romine
$3,803,990	$2,377,482	$4,279,476	$1,545,354	$1,836,394

(4)
Amounts reported in this column reflect the amounts earned under the Company’s annual cash incentive plan for the 2021 performance year. More information regarding the terms of the annual cash incentive awards is summarized under “Compensation Discussion and Analysis — Short-Term Incentives for 2021”. Amounts for Mr. Smith and Mr. Mandich include payout of their 2018 PIA award, $232,505 and $563,825 respectively, which vested April 6, 2021.

(5)
For amounts deferred under the Jackson National Life Management Deferred Income Plan, one of the deemed investment options provided a fixed return of 3.75% from January 1, 2021 to December 31, 2021. The amounts shown in this column reflect the above-market earnings, meaning the portion of the interest earned during 2021 that exceeded the interest that would have been earned at an interest rate of 1.63%, from January 1, 2021 to December 31, 2021, which was 120% of the applicable federal long-term rate during the period.

2022 PROXY STATEMENT	69

Executive Compensation Tables
(6)
The following table reflects 2021 amounts included as “All Other Compensation” for each NEO.

NAME	401(K) COMPANY CONTRIBUTION	PERSONAL USE OF CORPORATE JET(A)	POST- EMPLOYMENT PAYMENTS(B)	OTHER(C)	TOTAL OTHER COMPENSATION
Laura L. Prieskorn	34,800	9,999	—	77,607	122,406
Marcia L. Wadsten	34,800		—		34,800
P. Chadwick Myers	34,800	34,175	—		68,975
Craig D. Smith	34,800		—		34,800
Scott E. Romine	34,800		—		34,800

Michael I. Falcon	5,538		23,498,600	29,036	23,533,174
Mark B. Mandich	9,846		8,592,488		8,602,334
Andrew J. Bowden	3,462		9,007,800		9,011,262
Axel P. André	4,154		2,964,938		2,969,092

(A)
We determined the aggregate incremental cost of the personal use of our corporate aircraft to include trip fuel expenses, maintenance labor and parts, landing fees, trip catering and crew expenses. Fuel, landing fees and catering are specific to the trip. Maintenance labor and parts are industry average and aircraft specific for each hour of operation. Crew expenses are based on a daily per diem. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage such as the salaries, benefits, and training of pilots and crew, purchase or lease costs of aircraft and other fixed costs.

(B)
For detailed information regarding the amounts paid to Mr. Falcon, Mr. André, Mr. Bowden and Mr. Mandich approved by the Prudential Compensation Committee prior to the demerger under their separation agreements, see “Potential Payments Upon Termination or Change in Control — Separation Agreements.”

(C)
Amounts reflected in the “Other” column for Ms. Prieskorn include amounts paid for her pension cash allowance in 2021 approved by the Prudential Compensation Committee prior to the demerger, which was discontinued in 2022. For Mr. Falcon, this amount includes $9,992 paid for his pension cash allowance in 2021 approved by the compensation committees of Prudential prior to the demerger and $19,044 paid by the Company for personal tax preparation expenses in 2021. For detailed information regarding the pension cash allowance, see “Limited Perquisites and other Benefits”.

70	2022 PROXY STATEMENT

Executive Compensation Tables
GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2021
The following table provides information concerning awards granted to the NEOs in the last fiscal year under the Jackson Financial Inc. Annual Bonus Program (“Jackson Annual Bonus Program”), the PPM Bonus Pool, the PPM PIA and the Jackson OIP. Messrs. Falcon, Mandich, Bowden and André are not included in this table as they were not eligible for awards under any of these programs due to the timing of their respective departures from the Company in 2021. Fractional shares have been rounded to the nearest whole share for purpose of this proxy statement.
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(1)
Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Laura L. Prieskorn
Jackson Annual Bonus Program(2)		1,656,250	4,587,500	8,968,750
LTI RSUs(3)	10/4/2021							48,012	1,267,997
LTI PSUs(4)	10/4/2021				36,009	72,018	144,036		1,901,995
Founders(5)	10/4/2021							75,018	1,981,225
Celebration(6)	10/4/2021							5,626	148,583
Marcia L. Wadsten
Jackson Annual Bonus Program(2)		596,250	1,651,500	3,228,750
LTI RSUs(3)	10/4/2021							30,007	792,485
LTI PSUs(4)	10/4/2021				22,506	45,011	90,022		1,188,741
Founders(5)	10/4/2021							46,886	1,238,259
Celebration(6)	10/4/2021							5,626	148,583
P. Chadwick Myers
Jackson Annual Bonus Program(2)		1,351,500	3,743,400	7,318,500
LTI RSUs(3)	10/4/2021							54,013	1,426,483
LTI PSUs(4)	10/4/2021				40,510	81,020	162,040		2,139,738
Celebration(6)	10/4/2021							5,626	148,583
Craig D. Smith
PPM Bonus Pool(7)			1,575,900
PPM PIA(7)			375,000
LTI RSUs(3)	10/4/2021							19,504	515,101
LTI PSUs(4)	10/4/2021				14,629	29,257	58,514		772,677
Celebration(6)	10/4/2021							1,875	49,519
Scott E. Romine
Jackson Annual Bonus Program(2)		289,231	801,116	1,566,215
LTI RSUs(3)	10/4/2021							10,502	277,358
LTI PSUs(4)	10/4/2021				7,877	15,753	31,506		416,037
Celebration(6)	10/4/2021							1,875	49,519
LTI RSUs(3)	12/27/2021							8,266	334,773
LTI PSUs(4)	12/27/2021				6,200	12,399	24,798		502,160

2022 PROXY STATEMENT	71

Executive Compensation Tables
(1)
The amounts in this column represent the aggregate grant date fair value of all equity-based awards granted to the NEOs in 2021 in accordance with ASC Topic 718. The grant date fair value for PSU and RSU awards made on October 4, 2021 was $26.41 and the grant date fair value for PSU and RSU awards made on December 27, 2021 was $40.50.

(2)
These amounts reflect the payout levels for the NEOs under the Jackson Annual Bonus Program based on the potential achievement of certain performance goals as discussed above in “Compensation Discussion and Analysis — Short-Term Incentives for 2021 — Jackson Financial Inc. Annual Bonus Program.” For the actual amounts paid to the NEOs pursuant to the Jackson Annual Bonus Program, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

(3)
RSUs granted under the Jackson OIP pursuant to our LTI program in 2021 are scheduled to vest in three equal tranches on the 12-, 24- and 30-month anniversary of the grant date subject to each participant’s continued employment through the applicable vesting date. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.

(4)
PSUs granted under the Jackson OIP pursuant to our LTI program in 2021 are scheduled to vest on April 4, 2024, after completion of the three-year performance period from January 1, 2021 to December 31, 2023, based on satisfaction of the performance conditions described above in “Compensation Discussion and Analysis — Long-Term Incentives for 2021” and subject to each participant’s continued employment through the vesting date. PSUs may vest between 0% and 200% of the target award based on the achievement of the performance measures. If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation. If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.

(5)
Founders awards are RSUs granted under the Jackson OIP for 2021 and are scheduled to vest in equal tranches on the first and second anniversary of the grant date subject to each participant’s continued employment through the vesting date. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.

(6)
Celebration awards are RSUs granted under the Jackson OIP for 2021 and are scheduled to vest on the first anniversary of the grant date subject to each participant’s continued employment through the vesting date. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.

(7)
For awards made under the PPM Bonus Pool and the PPM PIA, there are no thresholds or maximums. Awards under the PPM PIA are notionally invested in shares of PPM mutual funds, and vest on the three-year anniversary of the grant date, subject to continued employment through the vesting date. Upon vesting, the recipient will receive a cash payment equal to the value of their notionally invested award as of such vesting date.

72	2022 PROXY STATEMENT

Executive Compensation Tables
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2021
The following table sets forth outstanding equity grants for each NEO as of December 31, 2021, including grants from 2019, 2020 and 2021. The narrative below the table explains the conversion of outstanding Prudential equity awards into Company equity awards in connection with the demerger. Messrs. Bowden and André had no outstanding equity awards as of December 31, 2021.
	STOCK AWARDS
	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares,Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Name	(#)	($)	(#)	($)
Laura L. Prieskorn
2019 Converted PSUs(3)	45,914	$1,920,583
2020 Converted PSUs(4)			70,841	$2,963,279
2020 Converted Retention Award(5)	54,278	$2,270,449
2021 Annual LTI PSU Award(6)			145,939	$6,104,628
2021 Annual LTI RSU Award(7)	48,646	$2,034,862
2021 Celebration Award(8)	5,700	$238,431
2021 Founders Award(9)	76,009	$3,179,456
Marcia L. Wadsten
2019 Converted PSUs(3)	28,883	$1,208,176
2020 Converted PSUs(4)			64,398	$2,693,768
2020 Converted Retention Award(5)	44,780	$1,873,147
2021 Annual LTI PSU Award(6)			91,211	$3,815,356
2021 Annual LTI RSU Award(7)	30,403	$1,271,757
2021 Celebration Award(8)	5,700	$238,431
2021 Founders Award(9)	47,505	$1,987,134
P. Chadwick Myers
2019 Converted PSUs(3)	165,315	$6,915,126
2020 Converted PSUs(4)			231,849	$9,698,244
2020 Converted Retention Award(5)	187,450	$7,841,034
2021 Annual LTI PSU Award(6)			164,181	$6,867,691
2021 Annual LTI RSU Award(7)	54,727	$2,289,230
2021 Celebration Award(8)	5,700	$238,431
Craig D. Smith
2019 Converted PSUs(3)	44,765	$1,872,520
2020 Converted PSUs(4)			62,790	$2,626,506
2021 Annual LTI PSU Award(6)			59,287	$2,479,975
2021 Annual LTI RSU Award(7)	19,762	$826,644
2021 Celebration Award(8)	1,900	$79,477

2022 PROXY STATEMENT	73

Executive Compensation Tables
	STOCK AWARDS
	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares,Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
Name	(#)	($)	(#)	($)
Scott E. Romine
2019 Converted PSUs(3)	32,139	$1,344,374
2020 Converted PSUs(4)			45,077	$1,885,571
2021 Annual LTI PSU Award(6)			31,922	$1,335,297
2021 Annual LTI RSU Award(7)	10,641	$445,113
2021 Annual LTI PSU Award – December(10)			24,798	$1,037,300
2021 Annual LTI RSU Award – December(11)	8,266	$345,767
2021 Celebration Award(8)	1,900	$79,477
Michael I. Falcon
2019 Converted AIP(12)	48,418	$2,025,325
2020 Converted AIP(13)	101,449	$4,243,612
Mark B. Mandich
2019 Converted PSUs(3)	63,009	$2,635,666
2020 Converted PSUs(4)			47,585	$1,990,481

(1)
The amounts in these columns represent the number of outstanding PSUs and RSUs, including dividend equivalents credited during the vesting period.

(2)
The values in these columns have been calculated by multiplying the number of RSUs/PSUs outstanding as of December 31, 2021 by $41.83, the closing price of Company shares on December 31, 2021.

(3)
The amounts in these rows reflect Converted PLTIP Awards (as defined below) denominated in JFI PSUs which were granted on April 2, 2019. The performance period is January 1, 2019 through December 31, 2021. They were earned, based on achievement of performance conditions during the performance period, and vested on April 2, 2022. All 2019 Converted PLTIP PSUs are shown at the actual number of share units vested. In accordance with Mr. Mandich’s separation agreement, he vested in such share units (prorated for actual service) on the original vesting date, based on the Company’s actual achievement of the applicable performance conditions.

(4)
The amounts in these rows reflect Converted PLTIP Awards denominated in JFI PSUs which were granted on April 9, 2020. The performance period is January 1, 2020 through December 31, 2022 with a vesting date of April 9, 2023. The amount of 2020 Converted PLTIP PSUs shown is based on achievement at the maximum performance level; however, the amount, if any of these awards that are paid out will depend on the actual performance over the full performance period. In accordance with Mr. Mandich’s separation agreement, he will be entitled to vest in such units (prorated for actual service) upon the vesting of his PSUs on the original vesting date, subject to the Company’s achievement of the applicable performance conditions.

(5)
The amounts in these rows reflect Converted RSP Awards (as defined below) denominated in JFI RSUs which were granted on April 9, 2020. These will vest on April 9, 2023.

(6)
The amounts in these rows reflect PSUs which were granted on October 4, 2021 under our LTI program. The performance period is January 1, 2021 through December 31, 2023 with a vesting date of April 4, 2024. The number of PSUs shown is based on achievement at the maximum performance level, however, the amount, if any of these awards that are paid out will depend on the actual performance over the full performance period.

(7)
The amounts in these rows reflect RSUs which were granted on October 4, 2021 under our LTI program. These will vest in equal tranches on October 4, 2022, October 4, 2023 and April 4, 2024.

(8)
The amounts in these rows reflect RSUs which were granted on October 4, 2021. These will vest on October 4, 2022.

(9)
The amounts in these rows reflect RSUs which were granted on October 4, 2021. These will vest in equal tranches on October 4, 2022 and October 4, 2023.

(10)
The amounts in these rows reflect PSUs which were granted on December 27, 2021. The performance period is January 1, 2021 through December 31, 2023 with a vesting date of June 27, 2024. The number of PSUs shown is based on achievement at the maximum performance level, however, the amount, if any of these awards that are paid out will depend on the actual performance over the full performance period.

(11)
The amounts in these rows reflect RSUs which were granted on December 27, 2021. These will vest in equal tranches on December 27, 2022, December 27, 2023 and June 27, 2024.

(12)
The amount in this row reflects Prudential ADRs that had previously been deferred by the NEO under the Prudential Deferred Annual Incentive Plan in the form of RSUs, which were converted to Company RSUs in connection with the demerger, and vested on April 2, 2022.

74	2022 PROXY STATEMENT

Executive Compensation Tables
(13)
The amount in this row reflects Prudential ADRs that had previously been deferred by the NEO under the Prudential Deferred Annual Incentive Plan in the form of RSUs, which were converted to Company RSUs in connection with the demerger, and will vest on April 9, 2023.

Converted Prudential Equity Awards
In connection with the demerger, equity awards held by certain of our NEOs, which were granted to them by Prudential prior to 2021, were converted to equity awards denominated in Company common stock as described below. The converted awards were issued under the Jackson OIP.
Converted Prudential Long Term Incentive Plan (“PLTIP”) Awards. Each of Ms. Prieskorn, Ms. Wadsten, Mr. Myers, Mr. Smith, Mr. Romine and Mr. Mandich held unvested equity awards under the Prudential plc Long-Term Incentive Plan prior to the demerger, which were converted to equity awards denominated in Company common stock, effective October 4, 2021 (the “Converted PLTIP Awards”). The Converted PLTIP Awards, which were granted in 2019 and 2020, were converted by taking the value of such awards prior to the conversion, which was calculated based on the average closing price of Prudential plc ADRs for the 10 trading day window prior to September 20, 2021 (the date on which regular way trading of Company shares commenced), and dividing such value by the average closing price of Company shares for the first 10 trading days beginning on September 20, 2021, rounded down to the nearest whole share. For additional detail on the number of Converted PLTIP Awards held by our NEOs as of December 31, 2021, see the “Outstanding Equity Awards at Fiscal Year End 2021” table.
The Converted PLTIP Awards are subject to the same terms and conditions that applied to the awards pre-conversion, except that the performance metrics have been revised to reflect the Company’s new status as an independent, public company and the Compensation Committee provided for 25% of the awards to be settled in cash rather than shares to mitigate the dilution impact to shareholders for maintaining these awards with Jackson post-demerger. The table below shows the revised metrics.
	CONVERTED PLTIP AWARDS
		Percent of Executive’s Target Payout
	Performance Metrics	Laura L. Prieskorn	Marcia L. Wadsten	P. Chadwick Myers	Craig D. Smith	Scott E. Romine	Mark B. Mandich
2019- 2021(1)	Pre-Tax Adjusted Operating Earnings	80%	50%	80%	80%	80%	80%
	Sustainability “scorecard” metrics(2)(4)	20%	50%	20%	20%	20%	20%
	Total	100%	100%	100%	100%	100%	100%

2020- 2022(3)	Pre-Tax Adjusted Operating Earnings	80%	50%	80%	80%	80%	80%
	Prudential IFRS Operating Profit(4)	—	30%	—	—	—	—
	Sustainability “scorecard” metrics(4)(5)	20%	20%	20%	20%	20%	20%
	Total	100%	100%	100%	100%	100%	100%

(1)
The 2019 Converted PLTIP Awards were granted on April 2, 2019, with a performance measurement period of January 1, 2019, through December 31, 2021. On February 2, 2022, the Compensation Committee certified the achievement of the performance conditions for the 2019 Converted PLTIP Awards. These awards vested on April 2, 2022, as described further below. Pre-Tax Adjusted Operating Earnings metrics reflect equivalent of original IFRS-based goals, converted to GAAP basis.

(2)
Scorecard metrics for the 2019 Converted PLTIP Awards include Prudential economic capital (“ECap”) generation, Prudential Solvency II capital generation, conduct and diversity, each with equal weighting.

(3)
The 2020 Converted PLTIP Awards were granted on April 9, 2020, with a performance measurement period of January 1, 2020, through December 31, 2022. They will vest on April 9, 2023, subject to the executive’s continued employment and achievement of the above-listed performance conditions during the performance measurement period. Ms. Wadsten Mr. Myers and Mr. Romine meet the “qualifying retirement” criteria for the Converted PLTIP Awards, meaning their awards will vest on April 9, 2023 (prorated as applicable for termination prior to completion of the full vesting period), subject both to Compensation Committee approval and to the achievement of the performance conditions, even if they are not employed by the Company as of such date. Pre-Tax Adjusted Operating Earnings metrics reflect equivalent of original IFRS-based goals, converted to GAAP basis.

(4)
The Prudential International Financial Reporting Standards (IFRS) Operating Profit and sustainability “scorecard” outcomes were determined based on performance assessed as of December 31, 2020. Thus, the percentage attributable to these metrics is no longer variable and, subject to vesting upon a final determination of the Compensation Committee in the first quarter of 2023 and the stock price at that time, will determine the final value of the award.

2022 PROXY STATEMENT	75

Executive Compensation Tables
(5)
Scorecard metrics for the 2020 Converted PLTIP Awards include Prudential ECap generation, Prudential local capital summation method LCSM capital generation, conduct and diversity, each with a 5% weighting.

Converted Prudential Restricted Stock Plan Awards. Each of Ms. Prieskorn, Ms. Wadsten, and Mr. Myers held unvested equity awards under the Prudential plc Restricted Stock Plan (“RSP”) prior to the demerger, which were converted to equity awards denominated in Company common stock, effective October 4, 2021 (the “Converted RSP Awards”). The number of Company shares subject to each Converted RSP Award is equal to the sum of  (i) the number of Company shares that the executive would have received as a demerger dividend had the executive been the beneficial owner of the Prudential ADRs underlying his or her RSP award on the demerger record date, plus (ii) an additional number of Company shares determined by (x) taking the value of the original RSP award prior to the conversion, which was calculated based on the average closing price of Prudential ADRs for the 10 trading day window beginning on September 20, 2021 (the date on which regular way trading of Company shares commenced), and (y) dividing such value by the average closing price of Company shares for the first 10 trading days beginning on September 20, 2021, rounded down to the nearest whole share. For additional detail on the number of Converted RSP Awards held by our NEOs as of December 31, 2021, see the “Outstanding Equity Awards at Fiscal Year End 2021” table.
The Converted RSP Awards are subject to the same terms and conditions as applied to the awards pre-conversion, except that the Compensation Committee provided for 25% of the awards to be settled in cash rather than shares to mitigate the dilution impact to shareholders for maintaining these awards with Jackson post-demerger. The Converted RSP Awards vest 100% on April 9, 2023, subject to the executive’s continued employment through such date. Ms. Wadsten and Mr. Myers meet the “qualifying retirement” criteria for the Converted RSP Awards, meaning their awards will vest on April 9, 2023, even if they are not employed by the Company as of such date.
For more information on the Converted PLTIP Awards and the Converted RSP Awards, including how they are treated upon a termination of the executive’s employment and/or a change in control of the Company, see the “Potential Payments Upon Termination or Change in Control” and “Outstanding Equity Awards at Fiscal Year End 2021” tables.
Pursuant to his separation agreement with Prudential, as described below in the section entitled “Potential Payments Upon Termination or Change in Control — Separation Agreements,” Mr. Falcon was entitled to retain certain Prudential ADRs that had previously been deferred by him under the Prudential Deferred Annual Incentive Plan in the form of RSUs. These RSUs converted to Company RSUs in connection with the demerger and the Committee approved these awards to settle 25% in cash and 75% in shares. A portion of these RSUs vested on April 2, 2022, and a portion will vest on April 9, 2023. For more information on these deferred Company RSUs, see the “Outstanding Equity Awards at Fiscal Year End 2021” table.
Award achievement for the 2019 Converted PLTIP Awards. Each of Ms. Prieskorn, Ms. Wadsten, Mr. Myers, Mr. Smith, Mr. Romine, and Mr. Mandich held a 2019 Converted PLTIP Award. The three-year performance measurement period for these Awards, which was developed by Prudential, ended on December 31, 2021. Please refer to the table above entitled “Converted PLTIP Awards” for the weightings that applied for these measures. The performance conditions achieved with respect to these 2019 Converted PLTIP Awards is described below.
Performance assessment. In deciding the proportion of the awards that would vest, the Compensation Committee considered actual financial results against performance targets for Pre-Tax Adjusted Operating Earnings. Sustainability scorecard measures included Prudential ECap generation, Prudential Solvency II capital generation, conduct, and diversity. Results for the sustainability scorecard measures were locked as of December 31, 2020, based on Prudential’s assessment of results.
Pre-Tax Adjusted Operating Earnings performance. Under the Pre-Tax Adjusted Operating Earnings measure, 20% of this element of the 2019 award vests for meeting the applicable threshold performance goal that was set by Prudential at the start of the performance period, increasing to 100% vesting for performance at or above the maximum level. The following table illustrates the cumulative performance achieved from January 1, 2019, to December 31, 2021:
PRE-TAX ADJUSTED OPERATING EARNINGS
2019-21 Adjusted Cumulative Targets			2019-21 Cumulative Achievement ($m)	Vesting Under the Pre- Tax Adjusted Operating Earnings Element
Threshold ($m)	Target ($m)	Maximum ($m)
$5,442	$6,046	$6,651	$7,081	100%

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Sustainability scorecard performance. Sustainability scorecard measures included Prudential Solvency II capital generation, Prudential ECap generation, conduct, and diversity, as further described below.
Capital measure — Prudential Solvency II operating capital generation/Prudential operating free surplus generation (“OFSG”). Under the Prudential Solvency II operating capital generation (measure, 20% of this element of the award vests for achieving threshold (90% of target), 80% vests for achieving 100% of target and 100% vests for achieving 110% of target. The weighted average of the adjusted Prudential Solvency II operating capital generation and the Prudential OFSG was above target in the period up to December 31, 2020, resulting in a vesting outcome of 86% on this element. This vesting outcome was based on Prudential’s interim performance assessment of this measure as of December 31, 2020, for the performance period that ran from January 1, 2019, through December 31, 2021.
Capital measure — Prudential internal ECap operating capital generation. Under the Prudential ECap operating capital generation measure, 20% of this element of the award vests for achieving threshold (90% of target), 80% vests for achieving 100% of target and 100% vests for achieving 110% of target. The cumulative Prudential ECap operating capital generation was below the threshold in the period through December 31, 2020, resulting in a 0% vesting outcome on this element. This vesting outcome was based on Prudential’s interim performance assessment of this measure as of December 31, 2020 for the performance period that ran from January 1, 2019, through December 31, 2021.
Conduct assessment. Under the conduct measure, 20% of this element of the award vests for partial achievement of Prudential’s expectations, increasing to full vesting for achieving Prudential’s expectations. For the period up through the date of Prudential’s assessment of this measure (July 5, 2021) there were no significant capital add-ons or material fines in connection with breaches during the performance period, which resulted in a vesting outcome of 100% on this element.
Diversity assessment. For the diversity assessment, it was determined that the vesting outcome of this measure for the January 1, 2019 through December 31, 2021 performance period would mirror the percentage that was achieved through December 31, 2020 for the performance period that ran from January 1, 2018 through December 31, 2020. The vesting profile for this element was based on the outcome of four equally weighted measures out of a total score of 16 (each measure receives a score of 0 to 4). These measures were based on a combination of qualitative statements with quantitative indicators that are aligned to Jackson’s broadening and evolving Diversity and Inclusion initiatives. Based on results through December 31, 2020, a score of 14 out of a possible 16 points was received, or 87.5% for this element.
On February 2, 2022, the Compensation Committee certified the achievement of the performance conditions for the 2019 Converted PLTIP Awards. These awards vested on April 2, 2022, the third anniversary of the grant date, as follows: 93.68% for each of Ms. Prieskorn, Mr. Myers, Mr. Smith, Mr. Romine and Mr. Mandich and 84.19% for Ms. Wadsten.
OPTION EXERCISES AND STOCK VESTED
The following table summarizes the value received from options exercised and stock awards vested during 2021. Note that no awards issued under the Jackson OIP vested or were exercised in 2021.
	STOCK OPTIONS(1)		STOCK AWARDS(2)
NAME	Number of shares acquired on exercise (#)(3)	Value realized on exercise ($)(4)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(5)
Laura L. Prieskorn			22,126	937,522
Marcia L. Wadsten			16,243	701,220
P. Chadwick Myers			86,124	3,718,023
Craig D. Smith			21,526	927,383
Scott E. Romine			16,741	721,236
Michael I. Falcon	17,580	714,514	—	—
Mark B. Mandich			45,451	1,958,120
Andrew J. Bowden			—	—
Axel P. André			—	—

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(1)
The award for Mr. Falcon reflects nominal cost options over Prudential ADRs that were granted to him as a buy-out award in connection with the commencement of his employment with the Company.

(2)
Amounts reflect Prudential ADRs issued under the PLTIP in connection with the vesting of performance share unit awards that were granted in 2018 in respect of the January 1, 2018, through December 31, 2020 performance period.

(3)
This number reflects the number of options originally granted plus the additional options credited to the award when the demerger dividend paid to shareholders in connection with the M&G demerger was converted into additional Prudential ADRs for those employees with outstanding awards at the date of the demerger. The options were settled in cash within 30 days of vesting.

(4)
The value realized on exercise is calculated as the product of  (a) 17,580, which was the number of Prudential ADRs for which the options were exercised and (b) the purchase price of a Prudential ADR on the date of the exercise ($40.77), over the exercise price per share of the options ($0.12642).

(5)
For Mr. Smith, Mr. Romine and Mr. Mandich, the values reflected in this column were calculated by multiplying the number of Prudential ADRs underlying the performance share units that vested in 2021 by $43.08, which was calculated by multiplying the ordinary share price of Prudential ordinary shares as of the vesting date of April 4, 2021 (15.5536 GBP) by an exchange rate of 1.38495, then multiplying the result ($21.54) by two, because one Prudential ADR is the equivalent of two shares of Prudential ordinary shares.

For Ms. Prieskorn, the values reflected in this column were calculated by multiplying the number of Prudential ADRs underlying the performance share units that vested in 2021 by $42.37, which was calculated by multiplying the ordinary share price of Prudential ordinary shares as of the vesting date of May 17, 2021 (14.9984 GBP) by an exchange rate of 1.41255, then multiplying the result ($21.185) by two, because one Prudential ADR is the equivalent of two shares of Prudential ordinary shares.
For Ms. Wadsten and Mr. Myers, the values reflected in this column were calculated by multiplying the number of Prudential ADRs underlying the performance share units that vested in 2021 by $43.17, which was calculated by multiplying the ordinary share price of Prudential ordinary shares as of the vesting date of April 20, 2021 (15.47 GBP) by an exchange rate of 1.3953, then multiplying the result ($21.585) by two, because one Prudential ADR is the equivalent of two shares of Prudential ordinary shares.
FISCAL YEAR 2021 NONQUALIFIED DEFERRED COMPENSATION PLAN
The following table provides information on deferrals made by our NEOs in 2021, as well as their aggregate plan balances in the Jackson National Life Insurance Company Management Deferred Income Plan (“MDIP”). We do not make Company contributions to the MDIP.
NAME	PLAN NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR(1) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END ($)
Laura L. Prieskorn	MDIP	—	74,825	—	2,036,227
Marcia L. Wadsten	MDIP	—	1,007,072	(102,537)	9,770,506
P. Chadwick Myers	MDIP	—	248,893	—	6,773,123
Craig D. Smith	MDIP	—	—	—	—
Scott E. Romine	MDIP	—	22,947	(96,707)	373,673
Michael I. Falcon	MDIP	—	—	—	—
Mark B. Mandich	MDIP	—	23,615	(81,959)	638,521
Andrew J. Bowden	MDIP	—	—	—	—
Axel P. André	MDIP	—	—	—	—

(1)
The amounts included in this column include the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the “Summary Compensation Table.”

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company does not maintain a change in control severance plan. The following table shows the estimated potential payments to each active NEO as if the NEO’s employment had been terminated or a qualifying change in control had occurred as of December 31, 2021. These estimated benefits are provided under the terms of the incentive plans described below. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment or change in control and would vary

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from those listed below. The estimated amounts listed below are in addition to the amounts listed above in the “Fiscal Year 2021 Nonqualified Deferred Compensation Plan” table, as well as any retirement, welfare and other benefits that are available to our salaried employees generally.
	BASELINE CASH SEVERANCE	PAYMENT OF ACCRUED BONUS	UNVESTED STOCK AWARDS	TOTAL
NAME	($)	($)(1)	($)(2)	($)
Laura L. Prieskorn
Death	—	8,220,000	13,302,563(3)	21,522,563
Disability		8,220,000	16,354,871(4)	24,574,871
Involuntary Termination w/o Cause	—	—	11,557,388(5)	11,557,388
Resignation for Good Reason	—	—	1,608,825(6)	1,608,825
Qualifying Change in Control	—	—	13,302,563(7)	13,302,563
Qualifying Retirement	—	8,220,000	—(8)	8,220,000
Marcia L. Wadsten
Death	—	2,959,200	9,163,265(3)	12,122,465
Disability		2,959,200	11,070,947(4)	14,030,147
Involuntary Termination w/o Cause	—	—	7,312,731(5)	7,312,731
Resignation for Good Reason			1,005,510(6)	1,005,510
Qualifying Change in Control	—	—	9,163,265(7)	9,163,265
Qualifying Retirement	—	2,959,200	3,758,216(8)	6,717,416
P. Chadwick Myers
Death	—	6,707,500	22,476,099(3)	29,183,599
Disability		6,707,500	25,909,935(4)	32,617,435
Involuntary Termination w/o Cause	—	—	9,395,326(5)	9,395,326
Resignation for Good Reason			915,700(6)	915,700
Qualifying Change in Control	—	—	22,476,099(7)	22,476,099
Qualifying Retirement	—	6,707,500	16,514,609(8)	23,222,109
Craig D. Smith
Death	—	839,486	5,394,643(3)	6,234,129
Disability		839,486	6,634,630(4)	7,474,116
Involuntary Termination w/o Cause	—	—	3,386,071(5)	3,386,071
Resignation for Good Reason	—	—	330,624(6)	330,624
Qualifying Change in Control	—	839,486	5,394,643(7)	6,234,129
Qualifying Retirement	—	839,486	—(8)	839,486
Scott E. Romine
Death	—	1,435,500	4,388,870(3)	5,824,370
Disability		1,435,500	5,575,173(4)	7,010,673
Involuntary Termination w/o Cause	—	—	3,242,942(5)	3,242,942
Resignation for Good Reason			224,126(6)	224,126
Qualifying Change in Control	—	—	4,388,870(7)	4,388,870
Qualifying Retirement	—	1,435,500	2,332,231(8)	3,767,731

(1)
Represents accrued cash payments that would be earned by each NEO (except Mr. Smith) under the Company’s 2021 annual bonus program as a result of the indicated triggering event occurring on December 31, 2021, which amounts are equivalent to the amounts actually earned under the 2021 annual bonus program as reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

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For Mr. Smith, represents the value of the accelerated vesting of the outstanding awards granted in 2019 and 2020 under the PIA (the PIA award granted in 2021 would be forfeited), assuming a triggering event on December 31, 2021.
(2)
The value of the lapse of the service vesting condition for unvested equity awards is calculated by multiplying the estimated number of PSUs and RSUs for which the service vesting is accelerated by the closing market price of JXN shares on December 31, 2021, which was $41.83. See “Severance and Change of Control Benefits” for a description of the treatment of each of our outstanding equity awards in each termination scenario and see the footnotes below for a description of how we determined the estimated number of vested performance-based awards included in this column in each termination scenario.

(3)
For the 2021 LTI PSUs, the values at death are based upon target performance levels. For the 2019 Converted PLTIP awards, the values at death are based on the actual value of the PSUs earned for the 2019-2021 performance period. For the 2020 Converted PLTIP awards, the values at death are pro-rated based on time served and based on achievement at the maximum performance level (which assumption is based on performance through 12/31/2021).

(4)
For the 2021 LTI PSUs, the values for disability reflect achievement of the maximum performance level over the entire performance period (which assumption is based on performance through 12/31/2021). For the 2019 Converted PLTIP awards, values for disability are based on the actual value of the PSUs earned for the 2019-2021 performance period. For the 2020 Converted PLTIP awards, values for disability are based on achievement at the maximum performance level (which assumption is based on performance through 12/31/2021).

(5)
All current NEOs meet the age and service requirements to be eligible for qualifying retirement under the awards granted under our 2021 LTI program. Therefore, in the event of an involuntary termination without cause, the severance trigger for the 2021 LTI awards would be treated as a qualifying retirement under the Jackson OIP (which permits the NEO to receive the full amount of the award over the full vesting period rather than pro-rata vesting upon a typical termination without cause). Under the 2021 LTI program, the six-month minimum service requirement usually applicable for vesting of awards upon qualifying retirements is waived in the event of the involuntary termination without cause of an individual who meets the criteria for a qualifying retirement. Values for the 2021 LTI PSUs in this row reflect achievement of the maximum performance level over the full performance period (which assumption is based on performance through 12/31/2021).

(6)
For the 2021 LTI awards, the values for a termination for good reason are pro-rated for the period of the NEO’s time served. The PSUs are valued based on achievement of the maximum performance level (which assumption is based on performance through 12/31/2021).

Although there is not a concept of a termination for “good reason” in the Converted PLTIP awards, a resignation by a retirement-eligible employee under the PLTIP may qualify as a qualifying retirement — see footnote (8) for the amount to be received by the NEOs in such circumstance.”
(7)
The values reported with respect to the accelerated vesting of outstanding unvested equity awards in the event of a qualifying change of control assume that the awards are not assumed by the successor company in the change in control and that no substitute awards were granted. In the event that the awards are assumed by the successor company and/or substitute awards are granted, no accelerated service vesting would occur, except in the case of the founders and celebration RSUs, which will immediately vest in full upon the occurrence of a change in control.

(8)
In the event of a retirement initiated by the NEO, no 2021 LTI awards would vest as a minimum of six months of service had not elapsed between the grant dates of the 2021 LTI awards and December 31, 2021, and such awards would therefore be forfeited.

Ms. Wadsten, Mr. Myers and Mr. Romine were the only NEOs that met the “qualifying retirement” criteria for the converted awards. The amounts shown in this row assume the Company approved these NEOs’ retirement for the converted awards. For the 2019 Converted PLTIP awards, amounts shown in this column include the actual value of the PSUs earned for the 2019-2021 performance period. For the 2020 Converted PLTIP awards, amounts shown in this column are based on achievement at the maximum performance level (which assumption is based on performance through 12/31/2021).”
Termination Provisions
RSUs and PSUs granted under the Jackson OIP. Upon the termination of an NEO’s employment by the Company for Cause (as defined in the Jackson OIP), RSUs and PSUs granted under the Jackson OIP that are unvested will be immediately forfeited and canceled. In general, the RSU and PSU award agreements issued under the Jackson OIP provide for the following acceleration or continuation of vesting upon a termination of an NEO’s employment:
•
RSUs (including founders/celebration awards): Upon an NEO’s death or termination of employment due to Disability (as defined in the Jackson OIP), all RSUs that are unvested will immediately vest. Except with respect to the celebration awards, upon the termination of an NEO’s employment by the Company without Cause or by the NEO for Good Reason (as defined in the Jackson OIP), a pro rata portion of the number of RSUs scheduled to vest on the next vesting date will vest, based on the portion that has elapsed, as of the NEO’s termination date, of the period between the most recent vesting date that occurred prior to the NEO’s termination of employment (or the grant date, if no vesting date had yet occurred) and the next scheduled vesting date, subject to the NEO’s execution of a general release of claims in favor of the Company. Following an NEO’s Qualifying Retirement (as defined in the applicable RSU award agreement), all RSUs granted at least six months prior to the retirement will become vested on the applicable vesting date(s), subject to the NEO’s compliance with certain restrictive covenants set forth in the RSU award agreement and his or her execution of a general release of claims in favor of the Company.

•
PSUs: Upon an NEO’s death, the PSUs will immediately vest at target performance levels; on a termination by the Company without Cause or by the NEO for Good Reason, a pro rata portion of the PSUs, based on the portion of the period between the grant date and the vesting date that has elapsed, will, to the extent not already vested, become vested based on the actual achievement of the performance goals during the entire performance cycle, subject to the NEO’s execution of a general release of claims in favor of the Company; and on a termination due to Disability or a Qualifying Retirement, a number of the PSUs

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will be earned and become vested based on the actual achievement of the performance goals during the entire performance cycle (as if the NEO’s employment had continued during the entire performance cycle), subject, in the case of a Qualifying Retirement, to the NEO’s execution of a general release of claims in favor of the Company, provided, that at least six months must elapse from the grant date to the date of termination of the NEO’s employment for any termination initiated by the NEO to be treated as a qualifying retirement.
No cancellation, acceleration or other payment will occur upon a Change in Control (as defined in the Jackson OIP) of the Company if, as determined by the Compensation Committee, the equity awards granted under the Jackson OIP are assumed by the successor company in the Change in Control, provided that the replacement awards must have terms such that if an NEO’s employment is terminated involuntarily by the Company or its successor other than for Cause or by the NEO with Good Reason, in each case within the twenty-four months immediately following a Change in Control at a time when any portion of the award is unvested, the unvested portion of such award will immediately vest in full and such NEO will receive (as determined by the Board prior to the Change in Control) either (A) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the award at the date of exercise or settlement over the price (if any) that such NEO would be required to pay to exercise such award or (B) publicly-traded shares or equity interests equal in value to the value in clause (A). If the Compensation Committee reasonably determines in good faith prior to the occurrence of a Change in Control that the equity awards granted under the Jackson OIP will not be assumed, then the vesting restrictions applicable to all unvested awards will vest and become non-forfeitable. Notwithstanding the foregoing, the founders and celebration RSU awards will immediately vest in full upon the occurrence of a Change in Control.
Converted PLTIP Awards and Converted RSP Awards. As described above, in connection with the demerger, unvested equity awards under the Prudential plc Long-Term Incentive Plan were converted into the Converted PLTIP Awards, and unvested equity awards under the RSP prior to the demerger were converted into the Converted RSP Awards. These awards generally have the same terms as the awards outstanding prior to the demerger. The Converted PLTIP Awards vest pro rata, based on the duration of the NEO’s service during the vesting period prior to termination, if the NEO ceases to be an eligible employee due to the NEO’s termination due to death, disability, due to retirement with the approval of his or her employer, or a change in control; however, in the case of a change in control, if a substitute award is granted, no pro rata vesting will apply.
If an NEO’s employment is terminated prior to the vesting date due to the NEO’s disability, redundancy, or a change in control, the Converted RSP Awards will vest and will be released within 30 days of the original vesting date (unless, in the case of a change in control, a substitute award is granted). Converted RSP awards will vest pro rata upon the termination of an NEO’s service due to death.
PPM Performance Incentive Award Plan. Under the PIA, in the event of a change in control of the Company, awards that were granted at least one year prior to the date of such change in control will vest immediately. Upon a termination of employment due to disability or approved retirement, awards that were granted at least one year prior to the date of termination will remain outstanding and will vest on their original vesting date to the extent that applicable performance conditions are satisfied. Awards granted less than one year prior to a change in control or a termination for any reason will lapse upon such termination or change in control.
Jackson Annual Bonus Program. The Jackson Annual Bonus Program generally provides that an NEO must be employed with the Company upon the payment date to receive the annual bonus, which date usually occurs in March of the subsequent year. However, an NEO is entitled to receive a prorated payment of their earned annual bonus if their employment is terminated during the year due to their death, disability, or qualifying retirement. If the termination of employment due to death, disability or qualifying retirement occurs at or after the end of the year, but prior to the payment date, the NEO is entitled to receive the full amount of the annual bonus earned.
Separation Agreements
Each of the separation agreements discussed below was approved by the Prudential Compensation Committee.
On April 5, 2021, Jackson National Life entered into a separation agreement with Mr. Falcon in connection with the termination of his employment. Under this agreement, Mr. Falcon retained 98,311 Prudential ADRs that had been previously deferred under the Prudential Deferred Annual Incentive Plan (which converted to Company RSUs in connection with the demerger), received a $20,498,600 cash lump sum payment and received an additional $3,000,000 cash lump sum payment. As such agreement pertains to his employment prior to the demerger and because Mr. Falcon was a member of the Prudential Executive Committee while serving as an officer of the Company, Prudential reimbursed the Company for such amounts. Jackson National Life has also reimbursed Mr. Falcon for the preparation of his tax returns for tax years 2020 and 2021. Pursuant to the separation agreement, Mr. Falcon entered into certain covenants for the benefit of Jackson National Life, including twelve-month post-termination non-solicitation and non-interference

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covenants. Additionally, prior to reaching an agreement regarding the terms of the separation agreement, the Company made severance payments totaling $123,077 as required under the terms of Mr. Falcon’s employment agreement.
Jackson National Life entered into a separation agreement with Mr. André, dated as of March 31, 2021, in connection with the termination of his employment. Pursuant to the separation agreement, Mr. André (i) received a lump sum cash payment of  $2,329,638, in respect of various compensation related matters, including under his offer letter in respect of his guaranteed 2020 annual incentive award, (ii) received a lump sum cash payment of  $192,200 in respect of his pro-rated 2021 annual bonus, and (iii) received a lump sum payment of  $443,100 in respect of his forfeited 2020 PLTIP award (valued at target performance) in January 2022. Pursuant to the separation agreement, Mr. André also entered into certain covenants for the benefit of Jackson National Life, including six-month post-termination non-solicitation and non-interference covenants, and a three-month post-termination non-competition covenant.
Jackson National Life entered into a separation agreement with Mr. Bowden, dated as of April 5, 2021, in connection with the termination of his employment. Pursuant to the separation agreement, Mr. Bowden received a lump sum cash severance payment of  $8,000,000 and an additional $1,000,000 cash lump sum payment, as well as $7,800 payment as a cash supplement to subsidize COBRA coverages. Pursuant to the separation agreement, Mr. Bowden entered into certain covenants for the benefit of Jackson National Life, including twelve-month post-termination non-solicitation and non-interference covenants.
Jackson National Life entered into a separation agreement with Mr. Mandich, dated as of May 1, 2021, in connection with the termination of his employment. Pursuant to the separation agreement, Mr. Mandich received (i) a cash severance payment of $4,611,506 and (ii) a lump sum cash payment of  $1,058,418 in respect of his pro-rated 2021 annual bonus. On June 18, 2021, Mr. Mandich received an additional payment of  $2,614, which reflected the difference between the COBRA subsidy payment amount specified in his separation agreement and the full cost to purchase the applicable COBRA coverage, which he was entitled to under the terms of his separation letter. The separation agreement includes 18-month post-termination non-competition and non-solicitation provisions. In accordance with his separation agreement, the service-based requirements for Mr. Mandich’s then-outstanding equity awards under Prudential’s share plans were waived, and Mr. Mandich became entitled to vest in a pro-rated number of these awards subject to the achievement of the applicable performance metrics, on the original vesting dates. The value of the equity awards for which the service-based requirements were waived was calculated to be approximately $2,919,950, based upon the closing price of Prudential ADRs on the day prior to separation.
No other NEO is entitled to any payments under any other severance plan or arrangement.

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Proposal 5 — Elimination of Authorized Class B Common Stock
Proposal 5 — Elimination of Authorized Class B Common Stock

The Board of Directors recommends that you vote FOR the Amendment and Restatement of the Second Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Common Stock and make other ministerial amendments to the Certificate

Our Board is requesting shareholder adoption of the Third Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix B (the “Charter Amendment”) to eliminate the Company’s dual-class share structure.
The Charter Amendment would replace our current Second Amended and Restated Certificate of Incorporation (the “Current Charter”). The Current Charter authorizes the Company to issue a total of 1,000,000,000 shares of common stock, which are divided into two classes: 900,000,000 shares of Class A Common Stock and 100,000,000 shares of Class B Common Stock. On actions submitted to a vote of the Company’s shareholders, the Class B Common Stock generally entitles its holders to cast one-tenth of one vote per share, and the Class A Common Stock generally entitles its holders to cast one vote per share. The Class B Common Stock is automatically convertible into Class A Common Stock in certain circumstances, and the shares of Class B Common Stock that have been converted may not be reissued as shares of Class B Common Stock following conversion. Currently, there are no shares of Class B Common Stock outstanding. Of the 100,000,000 shares of Class B Common Stock authorized for issuance, 1,364,484 shares have been converted and cannot be reissued.(1)
If the Charter Amendment is adopted by our shareholders, the division of our common stock into two classes would be eliminated, the Class A Common Stock would be renamed “Common Stock” and the Company would be authorized to issue a total of 1,000,000,000 shares of Common Stock. The Charter Amendment would also eliminate from the Current Charter the provisions that specify how the Class A Common Stock and Class B Common Stock must be treated with respect to dividends, other share distributions, a liquidation or dissolution of the Company and a change of control and certain other transactions. These provisions currently entitle the holders of Class A Common Stock and Class B Common Stock to similar or equal treatment in these transactions, and the Company believes these provisions are no longer necessary once the two classes are eliminated. Similarly, the Charter Amendment would eliminate from the Current Charter a provision that currently entitles the holders of Class A Common Stock to vote, as a separate class, on certain amendments to the Current Charter, whether effected by merger, consolidation or otherwise. Because the Class B Common Stock would be eliminated the Company believes that a separate class vote on such amendments is unnecessary. The Charter Amendment also includes an amendment to remove other non-material language rendered non-operable following previous amendments to the Current Charter relating to reclassification of shares prior to the Company’s demerger transaction.
Our Board has approved and adopted the Charter Amendment, declared it advisable and recommends it for shareholder adoption.
A copy of the Charter Amendment is attached as Appendix B to this proxy statement. This discussion of the Charter Amendment is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendix B before deciding how to vote.
Reason for the Charter Amendment
Our Board recommends that our shareholders adopt the Charter Amendment because the Charter Amendment would align shareholder voting rights with shareholder economic interests. Currently, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to one-tenth of one vote. The Charter Amendment would provide that all holders of Common Stock would be entitled to one vote per share of Common Stock. In addition, the Charter Amendment would simplify and clarify the Current Charter to remove the references to the legacy shares of Class B Common Stock, as there are no shares of Class B Common Stock outstanding and the Company has no intention to re-issue any shares of Class B Common Stock.
Effective Time of the Charter Amendment
The Charter Amendment would become effective on the date that it is accepted for filing by the Delaware Secretary of State. The text of the Charter Amendment is subject to modification to include such changes as may be required by the Delaware Secretary of State to effectuate the amendments described in this Proposal. Our Board expects to file the Charter Amendment promptly following the

(1)
As of the Company’s demerger in September 2021, 1,364,484 shares of Class B Shares were issued to ACRA 1A, a subsidiary of Athene. The current Charter provides for the automatic conversion of the Class B Shares into Class A Common Stock of the Company when Athene ceases to be a 9.9% shareholder. As of February 1, 2022, all Class B shares converted into shares of Class A Common Stock. As a result, there are no longer Class B Shares issued and outstanding.

2022 PROXY STATEMENT	83

Proposal 5 — Elimination of Authorized Class B Common Stock
Shareholder Meeting, assuming shareholder adoption of the Charter Amendment. Our Board retains the discretion to abandon the Charter Amendment and not implement it at any time before it becomes effective.
Vote Required for Adoption
The adoption of the Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our Class A Common Stock. There are no shares of our Class B Common Stock issued and outstanding. The adoption of this Proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. Abstentions and broker non-votes will have the same effect as votes “AGAINST” this Proposal.

84	2022 PROXY STATEMENT

Questions and Answers
Questions and Answers
VIRTUAL MEETING
How do I attend the virtual Annual Meeting of Shareholders?
To virtually attend the annual meeting, go to the virtual Annual Meeting Website at www.virtualshareholdermeeting.com/JXN2022 then, you must enter the 16-digit control number found on your proxy card or voting instruction form (the “Control Number”).
How do I vote during the annual meeting?
You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/JXN2022.
PROXY MATERIALS
What is the purpose of this proxy statement?
This proxy statement relates to the 2022 annual meeting of shareholders of Jackson, to be held on June 9, 2022, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this proxy statement to you because Jackson’s Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about April 25, 2022.
What does it mean if I receive more than one set of proxy materials?
Receiving multiple sets of proxy-soliciting materials generally means that your Jackson shares are held in different names or in different accounts. You must sign, date, and return all proxy forms to ensure that all of your shares are voted.
Householding. SEC rules allow a single copy of the proxy materials or the Notice to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.
Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or Notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or Notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by writing to: Corporate Secretary, Jackson Financial Inc., 1 Corporate Way, Lansing, MI 48951.
May I revoke my proxy?
Yes. You may revoke your proxy at any time before the meeting. You can do so in one of the following ways:
•
Deliver to Jackson’s Corporate Secretary timely written notice that you are revoking your proxy; or

•
Provide to Jackson another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

•
Vote during the virtual meeting.

2022 PROXY STATEMENT	85

Questions and Answers
VOTING INFORMATION
Who is entitled to vote?
Holders of shares of Class A Common Stock outstanding on Jackson’s books at the close of business on April 14, 2022, the record date for the meeting, may vote. There were [XX,XXX,XXX] shares of common stock outstanding on that date.
What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?
If your shares are registered directly in your name with Jackson’s transfer agent, Equiniti Trust Company, you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the virtual meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction.
If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors, on the frequency of the shareholder advisory votes on the compensation of the Company’s Named Executive Officers (“NEOs”), on the advisory vote on the compensation of the Company’s NEOs” or on the Charter Amendment.
Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors, on the frequency of the shareholder advisory votes on the compensation of the Company’s NEOs, on the advisory vote on the compensation of the Company’s NEOs, and on the Charter Amendment, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?
Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors, on the advisory vote related to the frequency of say on pay vote, on the advisory vote related to executive compensation, on the Charter Amendment or on any non-routine matters.
Does Jackson have majority voting for the election of Directors?
No. Instead, as allowed under Delaware law for the election of directors, and as set forth in the Company’s Second Amended and Restated By-Laws, the election of directors is to be decided by a plurality vote of the Jackson common stock present or represented by proxy and entitled to vote at the annual meeting. Under plurality voting, the number of nominee directors on the slate of candidates who receive the most votes of the shareholders present or represented by proxy and entitled to vote at the annual meeting will be the elected directors.

86	2022 PROXY STATEMENT

Questions and Answers
What is the voting standard for each annual meeting agenda item?
Annual Meeting Agenda Item		Voting Standard	Frequency of Vote	Cumulative Voting?	Effect of Withheld Votes/ Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Plurality	Annual	No	None	None
2.	Ratification of Independent Auditor	Majority Voting	Annual	No	Same as vote “Against”	N/A
3.	(Non-binding) Advisory Vote on Frequency of Say-on-Pay	Majority Voting	Every 6 Years	No	None	None
4.	(Non-binding) Advisory Vote on NEO Compensation	Majority Voting	Annual	No	Same as vote “Against”	None
5.	Adoption of the Third Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Common Stock and to approve other ministerial amendments	Majority Voting	One Time	No	Same as vote “Against”	Same as vote “Against”
The holders of shares representing a majority of the total combined voting power of the then-outstanding shares of capital stock entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of any business that comes before the meeting. Abstentions and broker non-votes are counted as “shares present” for purposes of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
How frequently will Jackson conduct an advisory vote on the compensation of its NEOs?
The Board of Directors has recommended shareholders hold an advisory vote on the compensation of the NEOs (“Say-on-Pay”) at every annual meeting of shareholders. Shareholders have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every 6 years meaning the next advisory vote on the frequency of the Say-on-Pay vote will occur at Jackson’s 2028 annual meeting.
What if I don’t indicate my voting choices?
If Jackson receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Jackson’s Board. Specifically, your shares will be voted, either individually or cumulatively:
•
FOR the election of the 9 director nominees;

•
FOR the proposal to ratify the appointment of the independent auditor;

•
FOR an annual vote on the frequency of the Say-on-Pay vote;

•
FOR the approval of the non-binding advisory vote on the compensation of the Company’s NEOs; and

•
FOR the Charter Amendment.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of directors, on the advisory resolution on the compensation of the Company’s NEOs, and on the frequency of the shareholder advisory votes on the compensation of Jackson’s

2022 PROXY STATEMENT	87

Questions and Answers
NEOs, and on the Charter Amendment; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.
How does discretionary voting apply?
Jackson is not aware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?
A majority of the total combined voting power of the then-outstanding shares of capital stock entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by Internet, by telephone, or by signing, dating, and returning a proxy form.
How do I vote during the virtual meeting?
You may vote your shares and submit your questions during the virtual annual meeting by entering your Control Number and following the instructions also available on the Annual Meeting Website. You may vote during the virtual meeting by going to www.virtualshareholdermeeting.com/JXN2022.
Where can I find the voting results?
We will report the voting results on a Form 8-K within 4 business days following the end of our annual meeting.
How can I submit a Shareholder Proposal?
Under Rule 14a-8 under the Exchange Act, a shareholder who intends to present a proposal at our 2023 Annual Meeting and who wishes the proposal to be included in our proxy materials for that meeting must submit the proposal in writing to our Corporate Secretary at the address on the notice of virtual annual meeting accompanying this proxy statement. These proposals must be received no later than [December 26, 2022]. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8.
With respect to shareholder nominees for director election at our 2023 Annual Meeting and shareholder proposals for consideration at our 2023 Annual Meeting that are not submitted for inclusion in our proxy materials under Rule 14a-8, written notice of nominations and proposals must be provided by the shareholder proponent to Jackson in accordance with our By-Laws. The proponent’s notice must be delivered in writing to our Secretary no earlier than [February 9, 2023] and no later than [March 11, 2023] and must comply with all applicable provisions of our By-Laws. In addition to the notice and information requirements contained in our By-Laws (including compliance with the notice deadlines described in the preceding sentence), to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Jackson’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [April 10, 2023].
A copy of our By-Laws is available under Governance in the Investor Relations section of our website at investors.jackson.com/governance or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of virtual annual meeting accompanying this proxy statement.
Information not Incorporated into this Proxy Statement
The information on our website, jackson.com including investors.jackson.com, is not and shall not be deemed to be a part of this proxy statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate it by reference.

88	2022 PROXY STATEMENT

APPENDIX A
APPENDIX A
DEFINITIONS AND NON-GAAP FINANCIAL MEASURES
Certain of the target metrics used in our incentive programs are based upon financial measures that are not determined in accordance with U.S. GAAP. Although these non-GAAP financial measures should not be considered substitutes for U.S. GAAP measures, our management and Board consider them important performance indicators and have employed them as well as other factors in determining senior management and associate incentive compensation.
We discussed in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2021 certain of the non-GAAP financial measures we use in this proxy statement as listed below. The definitions for these non-GAAP financial measures and how they may be calculated from the most directly comparable GAAP financial measures, may be found in our Annual Report on Form 10-K for the year ended December 31, 2021.
•
Adjusted Operating Earnings

•
Pretax Adjusted Operating Earnings

•
Adjusted Operating Return on Equity (“ROE”)

•
Adjusted Book Value

This proxy statement also references certain financial measures that our management and Board also consider important performance indicators and have employed, as well as other factors, in determining senior management and associate incentive compensation. These measures and how they are calculated are as follows:
Excess Capital Generation is a statutory accounting measure, and is defined as the increase in excess capital, which is total adjusted capital (“TAC”) less 400% of company action level required capital, aligning with section 21 of the National Association of Insurance Commissioners (“NAIC”) Valuation Manual (“VM-21”) calibration. Consistent with statutory accounting requirements, total adjusted capital is defined as Jackson National Life’s statutory capital and surplus, plus asset valuation reserve and 50% of policyholder dividends of Jackson National Life and its subsidiaries. We believe Excess Capital Generation is an important measure of the performance of our business and is a key indicator of financial flexibility and strength.
The Company’s insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile and based on rules published by the NAIC. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.
Risk-Based Capital (“RBC”) are insurance company statutory capital requirements based on rules published by the NAIC. The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under the NAIC requirements, compliance is determined by a ratio of a company’s TAC, calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC.
Generation of Net Cash Flow Available to JFI is a financial measure that the Company uses to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions, such as dividends. We define net cash flow as the sum of cash flows, to or available to, Jackson Financial Inc. from its operating subsidiaries in the form of  (i) dividends, (ii) return of capital distributions, (iii) interest payments on intercompany surplus notes, (iv) payments related to expense or tax sharing arrangements, (v) other similar payments, and (vi) unremitted cash in excess of the lower end of the stated RBC range, less capital contributions to the operating subsidiaries. This measure considers cash flows related to performance in calendar year periods that may take place in the following calendar year (i.e., dividends from operating companies pertain to excess capital development over a calendar year period, but are likely to be remitted in the first quarter of the following year to allow for the regulatory approval process). Net Cash Flow Available to JFI is distinct from any JFI capital actions, such as common stock dividends and repurchases, debt reduction payments and mergers and acquisitions.
Financial Leverage Ratio is used to manage our financial flexibility and ensure that we maintain our financial strength ratings. Total financial leverage is the ratio of total debt to the TAC (combined total debt and Adjusted Book Value).

2022 PROXY STATEMENT	89

APPENDIX B
APPENDIX B
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF JACKSON FINANCIAL INC.
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90	2022 PROXY STATEMENT

APPENDIX B
~~SECOND~~THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
JACKSON FINANCIAL INC.
Jackson Financial Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.   The name of the Corporation is Jackson Financial Inc.
2.   The Corporation was incorporated under the name Brooke (Holdco1) Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 28, 2006~~, as amended by the filing of that certain Certificate of Amendment to Certificate of Incorporation of Brooke (Holdco1) Inc. on May 3, 2011, and as further amended and restated by the filing of that certain Amended and Restated Certificate of Incorporation of Brooke (Holdco1) Inc. on July 17, 2020~~.
3.   This ~~Second~~Third Amended and Restated Certificate of Incorporation of the Corporation, which both restates and further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware ~~and by the written consent of its stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware~~. The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:
FIRST:   The name of the corporation (herein called the “Corporation”) is Jackson Financial Inc.
SECOND:   The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
FOURTH:   The total number of shares of capital stock which the Corporation shall have authority to issue is 1,100,000,000, consisting of: (x) 1,000,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), ~~issuable in two classes as hereinafter provided,~~ and (y) 100,000,000 shares of Preferred Stock, par value $1.00 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided in paragraph ~~11~~4 of this Article Fourth. ~~The Common Stock shall be issuable in classes as follows:~~
~~a.   900,000,000 shares of Common Stock shall be of a class designated as “Class A Common Stock” (the “Class A Common Stock~~”)~~; and~~
~~b.   100,000,000 shares of Common Stock shall be of a class designated as “Class B Common Stock” (the “Class B Common Stock”).~~
~~c.   Reclassification of Common Stock~~.~~Upon this Second Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the DGCL (the “Effective Time”), and without any further action of the Corporation or any stockholder, each share of Class A Common Stock (the “Existing Class A Common Stock”) issued and outstanding or held as treasury stock, in each case, immediately prior to the Effective Time shall be automatically reclassified as and converted into (the “Class A Reclassification”) 104,960.3836276 shares of Class A Common Stock, par value $0.01 per share, of the Corporation (the “New Class A Common Stock”) and each share of Class B Common Stock (the “Existing Class B Common Stock”) issued and outstanding or held as treasury stock, in each case, immediately prior to the Effective Time shall be automatically reclassified as and converted into (the “Class B Reclassification” and, together the Class A Reclassification, the “Reclassification”) 104,960.3836276 shares of Class B Common Stock, par value $0.01 per share, of the Corporation (the “New Class B Common Stock” and, together with the New Class A Common Stock, the “New Common Stock”), as applicable. No fractional shares of New Common Stock shall be issued upon the Reclassification. If any fraction of a share of New Common Stock would otherwise be issuable upon the Reclassification, the Corporation shall, in lieu of issuing any fractional shares of New Common Stock, pay to each stockholder who would otherwise be entitled to receive a fractional share an amount in cash equal to such fraction multiplied by the fair market value per~~

2022 PROXY STATEMENT	91

APPENDIX B
~~share of the New Common Stock, as determined by the board of directors of the Corporation, computed to the nearest whole cent. Each stock certificate and book-entry position that, immediately prior to the Effective Time, represented shares of Existing Class A Common Stock or Existing Class B Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Class A Common Stock or New Class B Common Stock, respectively, into which the shares formerly represented by such certificate or book-entry position have been automatically reclassified and converted pursuant to the Reclassification.~~
The description of the Common Stock of the Corporation, and the relative rights, preferences and limitations thereof, or the method of fixing and establishing the same, are as hereinafter set forth in this Article Fourth. ~~Each share of Class A Common Stock and each share of Class B Common Stock shall, except as otherwise provided in this Article Fourth, be identical in all respects and shall have equal rights, powers and privileges.~~
~~1.   Definitions.   The following words and expressions shall have the following meanings, respectively:~~
~~“9.9% Stockholder” means a Person who, together with its Affiliates and Permitted Transferees, beneficially owns shares of Common Stock that entitle such Persons in the aggregate to at least nine and nine-tenths percent (9.9%) of the voting rights associated with the issued and outstanding shares of Common Stock.~~
~~“Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person; provided, that in no event shall (i) any pooled investment vehicle, fund, managed account or other client to which Apollo Global Management, Inc. or any of its respective Affiliates or Subsidiaries provides investment advice or otherwise serves in a fiduciary capacity or (ii) any portfolio company in which the entities described in clause (i) directly or indirectly hold investments be deemed an Affiliate of Kate Investor.~~
~~“Change of Control Transaction” means (i) the sale, lease, exchange, transfer, exclusive license (except any such licenses entered into in the ordinary course of business) or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the board of directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Corporation’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Corporation, taken as a whole); provided that any sale, lease, exchange, transfer, exclusive license (except any such licenses entered into in the ordinary course of business) or other disposition of property or assets exclusively between or among the Corporation and any wholly owned direct or indirect subsidiary or subsidiaries of the Corporation shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination or other similar transaction of the Corporation with or into any other entity, other than a merger, consolidation, business combination or other similar transaction that would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent that constitute Equivalent Securities) more than fifty percent (50%) of the total voting power represented by the Voting Securities, as outstanding immediately after such merger, consolidation, business combination or other similar transaction, and the stockholders of the Corporation immediately prior to the merger, consolidation, business combination or other similar transaction owning Voting Securities or voting securities of the surviving entity or its parent immediately following the merger, consolidation, business combination or other similar transaction in substantially the same proportions (vis-à-vis each other) as such stockholders owned the Voting Securities immediately prior to the transaction; or (~~i~~ii) a recapitalization, liquidation, dissolution or other similar transaction involving the Corporation, other than a recapitalization, liquidation, dissolution or other similar transaction that would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent that constitute Equivalent Securities) more than fifty percent (50%) of the total combined voting power represented by the Voting Securities, as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Corporation immediately prior to the recapitalization, liquidation, dissolution or other similar transaction owning Voting Securities or voting securities of the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis-à-vis each other) as such stockholders owned the Voting Securities immediately prior to the transaction.~~
~~“Class A Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock.~~

92	2022 PROXY STATEMENT

APPENDIX B
~~“Class B Convertible Securities” means Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock.~~
~~“Control” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise. Control shall be presumed to exist if any Person, directly or indirectly, owns, controls, holds the power to vote or holds proxies representing ten percent (10%) or more of the voting securities of any other Person. The terms “Controlled,” “Controlled by,” “under common Control with” and “Controlling” shall have correlative meanings.~~
~~“Convertible Securities” means (i) any securities of the Corporation (other than Class A Common Stock or Class B Common Stock) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of the Corporation or any other Person, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (ii) any securities of any other Person that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Corporation), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.~~
~~“Equivalent Securities” has the meaning set forth in Article Fourth, Section 5(b).~~
~~“Kate Investor” has the meaning set forth in the Stockholders Agreement.~~
~~“Permitted Transferee” has the meaning set forth in the Stockholders Agreement~~
~~“Person” means a natural person, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other legal entity.~~
~~“Share Distribution” means a dividend or distribution (including a dividend or distribution made in connection with any stock-split, reclassification, recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of capital stock, Convertible Securities or other securities of the Corporation or any other Person.~~
~~“Stockholders Agreement” means the Stockholders Agreement, dated as of July 17, 2020, by and among the Corporation, Prudential (US Holdco 1) Limited, Athene Life Re Ltd. and any Person who becomes a party thereto pursuant to Section 3.1(c) thereof.~~
~~“Underlying Securities” means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities are directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.~~
~~“Voting Securities” means the Class A Common Stock and Class B Common Stock.~~
~~2.~~1.
Voting Rights.   Except as otherwise expressly provided herein or required by applicable law, ~~the holders of shares of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters submitted to a vote of the stockholders of the Corporation. Except as otherwise expressly provided herein or required by applicable law,~~ on any matter that is submitted to a vote of the stockholders of the Corporation, each holder of shares of ~~Class A~~ Common Stock shall be entitled to ~~one vote for each such share, and each holder of shares of Class B Common Stock shall be entitled to one-tenth of~~ one vote for each such share. Except as otherwise expressly provided herein or in a Preferred Stock Certificate of Designation (as defined herein), the number of authorized shares of Common Stock or Preferred Stock or any class or series thereof may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted, and no vote of the holders of shares of Common Stock or shares of Preferred Stock voting separately as a class shall be required therefor. Except as may be required by the DGCL or as provided ~~in~~ herein or in a Preferred Stock Certificate of Designation, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and the holders of shares of Preferred Stock shall not be entitled to vote on any matter or receive notice of any meeting of stockholders.

2022 PROXY STATEMENT	93

APPENDIX B
~~3.~~
~~Conversion of Class B Common Stock~~.

~~(a)    Automatic Conversion.   At any time that a holder of shares of Class B Common Stock is not a 9.9% Stockholder, all of such holder’s shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on a one-to-one basis; provided that, if following such conversion, such holder would be a 9.9% Stockholder, the number of shares of Class B Common Stock that shall automatically convert into shares of Class A Common Stock shall equal the number that, when added to the number of shares of Class A Common Stock owned by such holder and its Affiliates and Permitted Transferees prior to such conversion and the number of shares of Class B Common Stock owned by such holder and its Affiliates and Permitted Transferees following such conversion, equals nine and nine-tenths percent (9.9%) of the total voting power of the issued and outstanding shares of Common Stock following such conversion (rounded down to the nearest whole share).~~
~~(b)   Conversion Upon Transfer.   Shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock on a one-to-one basis upon any Person other than Kate Investor or its Affiliates or Permitted Transferees becoming the owner of such shares.~~
~~(c)   Effect of Conversion.   Any shares of Class B Common Stock converted pursuant to this Certificate of Incorporation shall be retired and cancelled and may not be reissued as shares of such class, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.~~
~~4.~~2.
Dividends.   ~~Whenever a dividend other than a Share Distribution is paid to the holders of any class of Common Stock then outstanding, the Corporation shall also pay to the holders of each other class of Common Stock then outstanding an equal dividend per share on an equal priority, pari passu basis, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class.~~ Dividends shall be payable to the holders of Common Stock only as and when declared by the board of directors of the Corporation out of assets of the Corporation legally available therefor.

~~5.~~
~~Share Distribution.   If at any time a Share Distribution is to be made with respect to shares of Class A Common Stock or Class B Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of shares of the other class of Common Stock then outstanding, and in all events, only as follows (unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class):~~

~~(a)    a Share Distribution may be declared and paid on an equal per share basis among the shares of Class A Common Stock and shares of Class B Common Stock consisting of  (i) shares of Class A Common Stock or Class A Convertible Securities that are Equivalent Securities declared and paid to holders of shares of Class A Common Stock and (ii) shares of Class B Common Stock or Class B Convertible Securities that are Equivalent Securities declared and paid to holders of shares of Class B Common Stock (for the avoidance of doubt, shares of Class A Common Stock or Class A Convertible Securities may not be issued, paid or otherwise distributed to holders of Class B Common Stock or Class B Convertible Securities unless approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon);~~
~~(b)   a Share Distribution consisting of shares of any class or series of securities of the Corporation or any other Person, other than shares of Class A Common Stock or Class B Common Stock (or Class A Convertible Securities or Class B Convertible Securities) may be declared and paid on the basis of a distribution of  (i) identical securities, on an equal per share basis, to holders of shares of Class A Common Stock and Class B Common Stock or (ii) a separate class or series of securities to the holders of shares of Class A Common Stock and a different class or series of securities to the holders of shares of Class B Common Stock, on an equal per share basis to such holders of the shares of Class A Common Stock and Class B Common Stock; provided that, in connection with a Share Distribution pursuant to clause (ii), such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any other differences between the Class A Common Stock and Class B Common Stock set forth in this Certificate of Incorporation, mutatis mutandis, and any other related differences in~~

94	2022 PROXY STATEMENT

APPENDIX B
~~designations, conversion and share distribution provisions, as applicable), with holders of shares of Class B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights and the holders of shares of Class A Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) greater relative voting rights; provided that the highest relative voting rights are no more than ten (10) times greater than the lesser relative voting rights (such securities, “Equivalent Securities”); provided further that, unless otherwise approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon, the class or series of securities received by the holders of Class A Common Stock shall provide for one (1) vote per share; or~~
~~(c)   in the case of a Share Distribution consisting of shares of any class or series of securities of any other Person, such other Person shall have a certificate of incorporation or other constituent document with provisions substantially similar in all material respects to the provisions set forth in this Certificate of Incorporation (including provisions providing for the distribution of voting securities to holders of Class A Common Stock that have 10 times the voting power of any securities distributed to holders of Class B Common Stock), unless otherwise approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class).~~
~~6.    Treatment in a Change of Control or any Merger Transaction~~.
~~(a)    Subject to subsection (c) of this Article Fourth, Section 6, in connection with any Change of Control Transaction, shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to such Change of Control Transaction shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class.~~
~~(b)   Subject to subsection (c) of this Article Fourth, Section 6, any merger or consolidation of the Corporation with or into any other entity, which is not a Change of Control Transaction, shall require approval by the affirmative vote of the holders of a majority of the voting power of the then- outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to such merger or consolidation are treated equally, identically and ratably, on a per share basis, including whether such shares remain outstanding and with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Corporation in respect thereof; or (ii) such shares are converted on a pro rata basis into shares of the surviving entity or its parent in such transaction having identical rights, powers and privileges to the shares of Class A Common Stock and Class B Common Stock in effect immediately prior to such merger or consolidation, respectively; provided that if the voting power of the Class A Common Stock, including the voting power of the Class A Common Stock relative to the voting power of the Class B Common Stock, would be adversely affected by such merger or consolidation, the approval by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock shall be required.~~
~~(c)   Notwithstanding anything to the contrary contained in this Certificate of Incorporation, (i) for the avoidance of doubt, consideration to be paid to or received by a holder of shares of Class A Common Stock or Class B Common Stock in connection with any Change of Control Transaction or any merger or consolidation of the Corporation with or into any other entity, which is not a Change of Control Transaction, pursuant to any employment, consulting, severance or similar services arrangement shall be deemed not to be “paid or otherwise distributed to stockholders” or consideration in respect of shares of the capital stock of the Corporation for purposes of this Article Fourth, Section 6, and (ii) to the extent all or part of the consideration into which shares of Class A Common Stock or Class B Common Stock are converted or any consideration paid or otherwise distributed to stockholders of the Corporation in any Change of Control Transaction or any merger or consolidation of the Corporation with or into any other entity, which is not a Change of Control Transaction, is in the form of securities of another corporation or other entity, then such securities shall be~~

2022 PROXY STATEMENT	95

APPENDIX B
~~Equivalent Securities and the holders of shares of Class A Common Stock shall have their shares of Class A Common Stock converted into, or may otherwise be paid or distributed, such securities with a greater number of votes per share (but in no event greater than ten (10) times; provided that, unless otherwise approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon, the class or series of securities received by the holders of Class A Common Stock shall provide for one (1) vote per share) than such securities into which shares of Class B Common Stock are converted, or which are otherwise paid or distributed to the holders of shares of Class B Common Stock (and the provisions governing the securities payable or otherwise distributable to the holders of shares of Class B Common Stock may also differ from the provision governing the securities payable or otherwise distributable to the holders of shares of Class A Common Stock in the same relative manner as the Class A Common Stock and Class B Common Stock differ from each other as set forth in this Certificate of Incorporation, mutatis mutandis, and any other related differences in designations, conversion and share distribution provisions, as applicable), without any requirement that such different treatment be approved by the holders of shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.~~
~~7.   Reclassification.   The Corporation shall not reclassify, subdivide or combine one class of Common Stock without reclassifying, subdividing or combining each other class of Common Stock in a manner that maintains the same proportionate equity ownership and voting rights between the holders of the outstanding shares of Class A Common Stock and the holders of the outstanding shares of Class B Common Stock on the record date for such reclassification, split, subdivision or combination, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class; provided that if the voting power of the Class A Common Stock, including the voting power of the Class A Common Stock relative to the voting power of the Class B Common Stock, would be adversely affected by such reclassification, split, subdivision or combination, the approval by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock shall be required.~~
~~8.~~3.
Liquidation and Dissolution.   In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, the holders of shares of ~~Class A Common Stock and the holders of shares of Class B~~ Common Stock shall share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to the holders of Common Stock~~, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon and by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class B Common Stock entitled to vote thereon, each voting separately as a class~~. Neither the consolidation or merger of the Corporation with or into any other person or persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this ~~Article Fourth, Section 7~~paragraph 3.

~~9.    No Adverse Effect on the Class A Common Stock.    Notwithstanding anything to the contrary contained in this Certificate of Incorporation, the rights, powers, preferences and privileges of the shares of Class A Common Stock may not be adversely affected in any manner (whether by amendment, or through merger, recapitalization, consolidation or otherwise) without the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Class A Common Stock entitled to vote thereon.~~
~~10.    Reservation of Stock.   The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of shares of Class A Common Stock as will from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.~~
~~11.    Provisions Relating to the Preferred Stock~~
4.   Provisions Relating to the Preferred Stock.
(a)
The Preferred Stock may be issued at any time and from time to time in one or more series. The board of directors is hereby expressly authorized to provide, out of unissued shares of Preferred Stock that have not been designated as to series, for the issuance of shares of Preferred Stock in one or more series and, by resolution adopted in accordance with law and by filing a certificate of designation pursuant to the applicable provisions of the DGCL (hereinafter referred to as a “Preferred Stock

96	2022 PROXY STATEMENT

APPENDIX B
Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (including voting powers, full or limited, if any), preferences and the relative participating, optional or other special rights thereof, and the qualifications, limitations and restrictions thereof, of shares of each such series, including, without limitation, dividend rights, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock and the qualifications, limitations and restrictions thereof, if any, may be different from those of any and all other series at any time outstanding. Any shares of any series of Preferred Stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever, shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as part of any series of Preferred Stock created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in this ~~Second~~Third Amended and Restated Certificate of Incorporation or in such resolution or resolutions.
(b)
The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Second~~Third Amended and Restated Certificate of Incorporation or to a Preferred Stock Certificate of Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this ~~Second~~Third Amended and Restated Certificate of Incorporation or a Preferred Stock Certificate of Designation or pursuant to the DGCL as currently in effect or as the same may hereafter be amended.

FIFTH:   The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.
SIXTH:   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, amend and repeal the by-laws of the Corporation, without the assent or vote of stockholders of the Corporation. In addition to any other vote otherwise required by law, the stockholders of the Corporation may make, amend and repeal the by-laws of the Corporation by the affirmative vote of the holders of a majority of the total combined voting power of the outstanding shares of Common Stock entitled to vote at any annual or special meeting of stockholders.
SEVENTH:   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
EIGHTH:   Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be taken by written consent of the stockholders. Notwithstanding the foregoing, holders of one or more classes or series of Preferred Stock may, to the extent permitted by and pursuant to the terms of such class or series of Preferred Stock adopted by resolution or resolutions of the board of directors, act by written consent.
NINTH:   Except as otherwise required by law and subject to any rights granted to holders of shares of any class or series of Preferred Stock then outstanding, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by the Chair of the board of directors, pursuant to a resolution of the board of directors adopted by at least a majority of the directors then in office or by the Secretary of the Corporation upon written request of one or more record holders representing ownership of 25% or more of the total combined voting power of the outstanding shares of Common Stock entitled to vote on the business to be brought before the proposed special meeting.
TENTH:   The Corporation reserves the right to amend and repeal any provision contained in this ~~Second~~Third Amended and Restated Certificate of Incorporation in the manner from time to time prescribed by the laws of the State of Delaware, and all rights herein are granted subject to this reservation; provided that any amendment or repeal of Article Seventh shall not adversely affect any right or protection of a director existing under this ~~Second~~Third Amended and Restated Certificate of Incorporation at the time of such

2022 PROXY STATEMENT	97

APPENDIX B
amendment or repeal and shall not increase the liability of a director thereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.
ELEVENTH:   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action or proceeding asserting a claim arising out of or pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the DGCL, or as to which the DGCL confers jurisdiction on the Court of Chancery (including, without limitation, any action asserting a claim arising out of or pursuant to this ~~Second~~Third Amended and Restated Certificate of Incorporation or the by-laws of the Corporation), or (d) any action or proceeding asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Any person or entity holding, owning, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eleventh.
*           *           *
IN WITNESS WHEREOF, the undersigned has executed this ~~Second~~Third Amended and Restated Certificate of Incorporation this   day of            , ~~2021~~2022.
JACKSON FINANCIAL INC.
By:

Name:
Title:

98	2022 PROXY STATEMENT

Jackson Financial Inc.
1 Corporate Way
Lansing, Michigan 48951
www.jackson.com

JACKSON®

JACKSON FINANCIAL INC.
P.O. BOX 24068
LANSING, MICHIGAN 48909
UNITED STATES

SCAN TO
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D78372-P66072 KEEP THIS PORTION FOR YOUR RECORDS

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JACKSON FINANCIAL INC.

The Board of Directors recommends you vote FOR each of the 9 nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. Non-binding Advisory Vote to approve the frequency of an advisory vote on executive compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4. Non-binding Advisory Vote to approve executive compensation	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D78373-P66072

Jackson Financial Inc.
Annual Meeting of Shareholders
June 9, 2022 11:00 A.M. Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) Laura L. Prieskorn and Carrie L. Chelko, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Jackson Financial Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 A.M. Eastern Daylight Time on June 9, 2022, virtually at www.virtualshareholdermeeting.com/JXN2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

JACKSON FINANCIAL INC.

2022 Annual Meeting
Vote by June 8, 2022
11:59 PM EDT

JACKSON

JACKSON FINANCIAL INC.
P.O. BOX 24068
LANSING, MICHIGAN 48909
UNITED STATES

D78389-P66072

You invested in JACKSON FINANCIAL INC. and it's time to vote!

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View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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V1.1

 THIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.Vote at www.ProxyVote.comPrefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.Voting ItemsBoard RecommendsD78390-P660721Year2. Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 20223. Non-binding Advisory Vote to approve the frequency of an advisory vote on executive compensation4. Non-binding Advisory Vote to approve executive compensation5. Adoption of the Third Amended and Restated Certificate of Incorporation to eliminate the authorized Class B Common Stock and to make other ministerial amendmentsNOTE: Such other business as may properly come before the meeting and any postponements and adjournments thereof. ForForFor 01) Lily Fu Claffee 02) Gregory T. Durant 03) Steven A. Kandarian 04) Derek G. Kirkland 05) Drew E. Lawton 06) Martin J. Lippert 07) Russell G. Noles 08) Laura L. Prieskorn 09) Esta E. Stecher1. Election of Directors Nominees:For